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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05685

Williamsburg Investment Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

W. Lee H. Dunham, Esq.

Sullivan & Worcester LLP One Post Office Square Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT March 31, 2016

THE DAVENPORT FUNDS LETTER TO SHAREHOLDERS	May 25, 2016

Dear Shareholders,

What a ride. The first quarter of 2016 started off with the sharpest January sell-off since 2009, before sharply reversing course in mid-February to finish the quarter in positive territory. All told, the S&P 500 Index fell 11.44% before rallying 13.79% to finish the quarter with a modest 1.35% gain. Investors started the year full of pessimism, worrying over a potential recession, a tightening in domestic monetary policy, and continued weakness abroad. These fears created an oversold condition with many investors underinvested or caught short, which led to a buying panic in February, fueling the strongest intra-quarter recovery in the Dow (DIJA Index) since 1933.

As we highlighted last quarter, “growth” vs. “value” remained a key theme in the markets during Q1. We witnessed a strong reversal in the performance of the two styles with Value (+0.84%) performing much better than Growth (-4.24%). Last year’s high fliers (think FANG – Facebook, Amazon, Netflix & Google (now Alphabet)) sold off sharply and market leadership rotated to more defensive sectors: utilities, telecoms and consumer staples all performed well. Also of note, many industrials and commodity-related names reversed course and helped to lead the bounce higher in the second half of the quarter. The Davenport Funds have benefitted from both of these trends, as we have put money to work in downtrodden and oversold sectors, rather than try to chase the market’s latest darlings.

With many in the marketplace viewing the current economic recovery as fragile, the obsessive focus on monetary policy continues. Overseas counterparts enacted further easing measures during the quarter (e.g. the Bank of Japan experimenting with negative interest rates on new commercial banking deposits). More importantly for U.S. equity investors, the Federal Reserve continues to react in real-time to financial markets, and just a couple months after their initial 25bp rate hike, have returned to cooing dovishly. Thus far, the easy-money messaging appears to be working (once again) for stocks.

Earnings season is upon us, and Q1 earnings are forecasted to be down by 8.5%, significantly worse than the year-over-year declines we have witnessed for the past three quarters. These negative estimate revisions certainly played a role in the selloff, but encouragingly, stocks have been able to rally in the face of further cuts to numbers, indicating the market has adequately discounted Q1’s weakness and is looking toward improvement throughout the rest of the year. Importantly for earnings, oil has bounced sharply off its lows (benefitting the energy and materials sectors), and the U.S. Dollar has backed off its highs (aiding large multinational corporations).

We remain in a dynamic, uncertain macroeconomic landscape, and this year’s presidential election certainly isn’t reassuring nervous investors. While we continue to reiterate our view that we have entered a lower-return period for stocks after the uninterrupted gains of 2009-2014, the Davenport Funds’ portfolio holdings are performing well in today’s environment, and many are thriving. The violent selloff and subsequent rally in Q1 serve as a reminder for us not to cave into emotion when things look bleak and to continue our investment course, which has served us well over time.

Please read on for a discussion of Fund themes and ideas. We thank you for your trust and look forward to reporting back to you later in the year.

Davenport Core Fund

The following chart represents Davenport Core Fund (DAVPX) performance and the performance of the S&P 500 Index*, the Core Fund’s primary benchmark, for the periods ended March 31, 2016.

	Q1 2016	1 Year	3 Years**	5 Years**	10 Years**	Since Inception** 1/15/98	Fiscal Year 2016 Expense Ratio
Core Fund	-0.08%	-2.39%	10.01%	10.49%	7.01%	6.05%	0.92%
S&P 500 Index*	1.35%	1.78%	11.82%	11.58%	7.01%	6.30%	—

30-Day SEC Yield: 0.87%; Expense Ratio in current prospectus: 0.93%.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-281-3217.

*

The S&P 500 Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

**	Annualized.

After five years of strong returns for both the market and the Core Fund, returns took a breather in fiscal year 2016, with the Core Fund down 2.39% and the S&P 500 Index up 1.78%. As noted in last year’s letter, we had begun to implement slightly more contrarian moves in the portfolio, as the market’s “haves” (especially momentum-oriented companies with high growth) became increasingly popular. We chose to remain steadfast in our search for high quality businesses at reasonable valuations, and missed out on some of the impressive returns of the market’s high fliers, causing the portfolio to lag. Nevertheless, we remind investors of the usual consequences when the market gets overenthusiastic; already, some of the hot stocks of 2015 have started to crack. We remain confident that the portfolio’s positioning remains prudent.

On the plus side, our financial stocks performed much better than the index, and our underweight positioning in the energy sector paid off while oil prices cratered. Within financials, Brookfield Asset Management (BAM), American Tower (AMT), CME Group (CME) and Markel (MKL) all had strong years. Technology was another bright spot with Amazon (AMZN), Accenture (ACN) and Alphabet, the company formerly known as Google (GOOG), all having great years.

We spent the year with an underweight position in the energy sector, and we concentrated our holdings on market-leading companies with strong balance sheets, such as ExxonMobil (XOM), Chevron (CVX) and Schlumberger (SLB). This defensive positioning aided performance in what was a tough year for oil producers. Going forward, we are incrementally more positive on the direction for oil prices as the market rebalances, and in mid-March added Marathon Petroleum (MPC) to the portfolio (discussed briefly below), bringing us to an overweight stance in the sector for the first time in several years.

While we don’t fashion ourselves strictly as “value” investors, we are always looking to pay reasonable prices for our investments. Our additions to the portfolio in the most recent quarter are evidence of this valuation-centric lens. To wit, we added to out-of-favor names that had fallen to attractive valuation levels in the financial sector: Capital One Financial (COF) and Wells Fargo (WFC). We also added to industrial blue chip Praxair (PX) at an attractive price. Finally, we purchased domestic oil & gas transporter and refiner MPC after it fell nearly 50% in just three months, pressured by short term concerns. Although a crude measure of value, we note that on average these four stocks traded at a 12.5x price / 2016 earnings ratio at quarter-end, well below the S&P 500’s 17.1x.

In sum, it was a challenging fiscal year after several years of uninterrupted gains. Similar to our last update, we stayed true to our convictions and continued to focus on paying reasonable valuations for high quality businesses. Some of the trends that caused us to underperform in the prior year have started to reverse, with some of 2015’s favorites underperforming in 2016 and meaningful rallies in downtrodden sectors such as materials, industrials and energy. We like the portfolio’s positioning going into fiscal year 2017 and view the risk-reward of the portfolio as attractive.

The following are transactions performed in the Core Fund for the quarter ended March 31, 2016.

Recent Purchases

Adobe Systems Inc (ADBE) Due to a rapidly growing recurring cash flow stream, 20% top line growth rate and outstanding incremental margins, we initiated a position in this leading software provider.

Adobe Systems Inc (ADBE) Following a strong Q1 with impressive top line revenue growth, margin expansion and increased full year guidance, we chose to add to our position.

Capital One Financial Corp (COF) Concerns over recent increases in expense growth and provisioning rates weighed on the shares, allowing us to add to this name which we believe carries one of the more attractive risk/reward profiles within the financial sector.

Marathon Petroleum Corp. (MPC) With the stock down a third from its highs in early December 2015, we felt company specific concerns were adequately discounted into the shares of this high quality refiner (4th largest in the nation) and we therefore initiated a position.

Oracle Corp. (ORCL) We initiated a position in this leading integrated technology (hardware and software) provider, encouraged by its wide business moat and room for multiple expansion, given its recent shift from a license model to a revenue model.

Praxair, Inc. (PX) Due to broad weakness across the industrial sector and emerging markets, PX shares fell to a four year low, prompting us to add to this high quality industrial with an ‘A’ rated balance sheet and 2.9% dividend yield.

PVH Corp. (PVH) We added to our holdings in this high quality operator as currency headwinds and weather disruptions weighed on the shares; both factors we view as short term in nature, masking a longer term growth story.

Wells Fargo & Co. (WFC) We took advantage of recent weakness and added to our position as fears around negative interest rates, economic growth expectations and exposure to the energy sector weighed on shares.

Recent Sales

Amazon.com, Inc. (AMZN) While we remain impressed by the company’s execution and widening business moat, we chose to take some profits and reduce our holding to a more normal weighting amid such universally positive sentiment (shares were up 117% in 2015).

Cisco Systems, Inc. (CSCO) While we remain attracted to the valuation and dividend yield (stock still owned by Davenport Value & Income Fund), we opted to sell the position amid lower expectations for enterprise I.T. spending and intensifying competitive threats to the core networking hardware business. We will look to direct proceeds toward names with a faster growth outlook.

Dish Network Corp. (DISH) As the timing and execution of spectrum monetization became less clear, we elected to sell our position and allocate proceeds into other names with more favorable risk/reward profiles.

Express Scripts Holding Co. (ESRX) While ESRX has been a solid performer since our initial purchase in 2013, we elected to sell the name and lock in gains due to concerns over generic drug price re-negotiations with their largest customer.

Parker Hannifin (PH) Given the stock’s rapid rally from lows experienced earlier in the year, we opted to sell this position as we have recently grown less confident in the company’s key end markets.

Starbucks Corp. (SBUX) While we remain impressed with the company’s execution, shares have performed well and experienced a sizable multiple rerating since our initial purchase and we therefore opted to reduce our position slightly.

Davenport Equity Opportunities Fund

The following chart represents Davenport Equity Opportunities Fund (DEOPX) performance and the performance of the Russell Midcap Index, the Fund’s primary benchmark, and the S&P 500 Index for the periods ended March 31, 2016.

	Q1 2016	1 Year	3 Years**	5 Years**	Since Inception** 12/31/2010	Fiscal Year 2016 Expense Ratio
Equity Opportunities Fund	4.32%	-7.07%	9.64%	11.89%	12.78%	0.93%
Russell Midcap Index*	2.24%	-4.04%	10.45%	10.30%	11.34%	—
S&P 500 Index*	1.35%	1.78%	11.82%	11.58%	12.23%	—

30-Day SEC Yield: 0.87%; Expense Ratio in current prospectus: 1.02%.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-281-3217.

*

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000, which represent approximately 25% of the total market capitalization of the Russell 1000. The S&P 500 Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

**	Annualized.

Despite a solid close to the year, fiscal year 2016 was a challenging period for the Equity Opportunities Fund (DEOPX). For the full year, it returned -7.07% as compared to -4.04% and 1.78% for the Russell Midcap Index and S&P 500 Index, respectively. While the Fund fared well in the first and fourth quarters, it struggled during quarters two and three as a handful of key holdings posted meaningful declines and the broader market’s advance became confined to a shrinking handful of stocks.

We have recently witnessed a reversal of many 2015 trends. During the second half of calendar 2015, we struggled as investors became infatuated with a small subset of momentum-oriented growth stocks and shunned almost everything else. As such, it didn’t pay to zig when others were zagging as the gap between the markets haves and have-nots only widened. We suspected this trend would reverse course and are glad we stuck to our guns. During Q4, the performance of formerly “hot” stocks waned as investors finally gravitated to more depressed names.

Colfax (CFX) and Genesee & Wyoming (GWR) were among our biggest detractors for the full year; however, each reversed course as the year came to a close. We believe these well run companies were overly punished alongside the broad meltdown in commodity prices. While each has ties to commodities, they are well run businesses and their prices at year-end failed to reflect their long-term earnings power. Fortunately, the stocks recovered nicely in Q4 as investor sensed headwinds were more than adequately discounted. CFX was particularly strong with a 22% gain. We added to our position in this name in January and, while it has bounced sharply, we continue to think it’s reasonably valued.

Gaming & Leisure Properties (GLPI) also recovered impressively with a 14% gain in Q4. This casino REIT, which owns the land and buildings of casinos and charges rent to the operator, had been trading at a sharp discount to the broader REIT universe. Part of this discount may have also been associated with the company’s need to issue equity to fund its purchase of Pinnacle Entertainment’s (PNK) real estate. With this behind us, investors should focus on the merits of the deal including a more diversified tenant base, enhanced scale and a higher dividend. The stock continues to yield over 7% and has meaningful runway for growth via acquisitions. Furthermore, CEO Peter Carlino is a savvy value creator and very much an owner-operator (he and his family own nearly 10% of the company).

We increased a few positions recently. Among these were Fidelity National (FNF) and Live Nation (LYV). FNF, along with other title insurers, has struggled as slowing refinancing transactions and regulatory compliance costs have pressured near term results. We think this creates an attractive price to add to our position in the nation’s leading title insurer. After backing out FNF’s stake in the mortgage servicer Black Knight Financial Services (BKFS), FNF is trading at just less than 11x P/E multiple on its core title insurance business. We think this is too cheap for the highest margin title insurer, especially given the company’s solid dividend (2.6% yield), share buyback and considering the supportive housing market backdrop. In the case of LYV, the stock has languished despite solid results and prospects for ongoing double digit cash flow growth. Last year, we highlighted the company’s dominance in the concert business and ability to use such dominance to drive ticketing and advertising revenue. Since then, we have also grown incrementally excited about its ability to drive customer spending inside live events and view this as another source of upside. TripAdvisor (TRIP), which is a newer position, has been a laggard of late. The shares declined alongside fears that efforts to transition to more of a trip booking platform (i.e. more of a transaction than advertising model) would create short-term earnings disruption. While we recognize this risk, we underestimated the extent to which investors would harp on it. We remain confident this transition will drive higher visitation to the site and solidify TRIP as a one-stop shop for both researching and booking travel. We also think the company has room for significant margin expansion as growth in marketing spend abates and new verticals (restaurants, attractions and vacation rentals) gain footing.

In sum, we were pleased to see some of the year’s weaker performers show much improved results in recent periods. Given our focus on opportunistic entry points and reasonable valuations, the current market environment favors us more than the “narrow”, momentum-fueled environment that characterized much of the year. While recent performance has improved, we continue to feel our Fund’s overall timeliness is very appealing given the attractive risk/reward profiles of our top holdings.

The following are transactions performed in the Equity Opportunities Fund for the quarter ended March 31, 2016.

Recent Purchases

Colfax Corp. (CFX) We added to our holdings as industrial sector and oil price weakness continued to pressure shares. While end-market headwinds remain, the margin profile of the business continues to improve, leaving the company well positioned for a rebound in global growth and increasingly attractive from a risk/reward standpoint.

Fidelity National Financial, Inc. (FNF) We elected to add to our position in this high-margin title insurer as shares softened alongside concerns over reduced activity in the refinance and commercial origination businesses.

Live Nation Entertainment, Inc. (LYV) With recent weakness in the broader equity markets weighing on shares (down ~35% from recent highs), we chose to add to this high quality operator, which possesses a variety of long term growth drivers, significant operating leverage and has shown savvy capital allocation practices over time. While continuing to believe LYV is in the early stages of a secular growth story, we chose to add again to this dominant concert operator during the month, following solid Q4 results and an incrementally positive outlook for 2016.

TripAdvisor, Inc. (TRIP) Impressed by company fundamentals, we chose to add to our holdings as broad market weakness led trading in the shares to levels not seen since the company’s announcement of its transformational deal with Priceline (PCLN).

WABCO Holdings, Inc. (WBC) Up modestly from our initial purchase, we chose to add to this industry leader on weakness given its solid growth outlook, strong balance sheet and commendable history of capital allocation over time.

Recent Sales

Amazon.com, Inc. (AMZN) While still attracted to the company’s strong competitive positioning and future growth prospects, we initially trimmed our position before selling the entire position given its significant appreciation over the past year. Proceeds were moved to high-conviction positions that we feel provide a more promising risk/reward perspective.

NRG Energy, Inc. (NRG) While still positive on many aspects of the business, we opted to use the recent bounce in share price to chip our holding and move proceeds into opportunities with a lower risk profile.

Penn National Gaming, Inc. (PENN) With the stock up over 30% from lows earlier in the year, we elected to chip the position, allocating proceeds toward more favorable risk-return opportunities.

Davenport Value & Income Fund

The following chart represents Davenport Value & Income Fund (DVIPX) performance and the performance of the S&P 500 Index, the Value & Income Fund’s primary benchmark, and the Lipper Equity Income Index for the periods ended March 31, 2016.

	Q1 2016	1 Year	3 Years**	5 Years**	Since Inception** 12/31/2010	Fiscal Year 2016 Expense Ratio
Value & Income Fund	3.29%	-0.46%	9.62%	11.90%	12.42%	0.91%
S&P 500 Index*	1.35%	1.78%	11.82%	11.58%	12.23%	—
Lipper Equity Income Index*	2.46%	-0.56%	8.59%	9.32%	9.41%	—

30-Day SEC Yield: 2.38%; Expense Ratio in current prospectus: 0.95%.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-281-3217.

*

The S&P 500 Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. The Lipper Equity Income Index is an unmanaged index of the 30 largest funds in the Lipper Equity Income fund category. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

**	Annualized.

After the strong performance of the last fiscal year, the Value & Income Fund returned -0.46%, trailing the S&P 500 Index but slightly outpacing the Lipper Equity Income’s 0.56% loss. Broadly, the year saw lackluster economic data and, at the margin, investors chose to hide in two opposite ends of the spectrum: highly defensive companies and high-growth darlings. Going forward, we feel the Fund is well positioned, as we have been emphasizing beaten-up, out of favor names that appear to offer superior risk/reward profiles.

In terms of performance, most of the Fund’s top performers were household blue chips such as General Electric (GE), McDonald’s (MCD), Philip Morris (PM), Altria (MO) and Microsoft (MSFT). Our top performer for the year was a lesser-known manufactured housing and recreational vehicle (RV) REIT Equity Lifestyle Properties (ELS), which continued to post strong growth in net operating income and raised its dividend by 13%. Rounding out the 30%+ return group was Spectra Energy (SE), a well-managed natural gas pipeline company.

On the other side of the ledger, our underweight positioning in utilities and telecommunication services hurt performance. At the start of the year, these sectors were already near the high end of their historical valuations, but investors bid them up even further in a flight to stability and perceived safety. Going forward, we believe the elevated valuations of these defensive companies leaves them more vulnerable to corrections than is normally the case. Additionally, we did not escape the global economic slowdown unscathed, with competitive utility provider NRG Energy (NRG) and grain processor Archer Daniels Midland (ADM) examples of cyclical concerns that hurt performance.

Rather than chase the market’s latest favorites, we continued to search for income-producing securities trading for reasonable valuations in overlooked areas. In financials, we took advantage of weakness to add to title insurer Fidelity National (FNF) and megabank Citigroup (C). In the materials world we purchased paper and packaging company International Paper (IP) and have added to Potash Corp (POT), a low cost fertilizer provider with a solid balance sheet and sizeable dividend. Our defensive stance within the energy sector boosted performance for the year and we added to market leaders such as ExxonMobil (XOM) and Chevron (CVX) on weakness.

In conclusion, we are pleased with performance in light of the challenging macro environment over the preceding twelve months. Throughout the year, we have worked diligently to identify areas of market dislocations, and the elevated volatility has yielded above-average opportunities for us to harvest and redeploy funds. We think our actions have continued to sharpen the Fund’s risk/reward profile.

The following are transactions performed in the Value & Income Fund for the quarter ended March 31, 2016.

Recent Purchases

AT&T, Inc. (T) We initiated a position in T(2nd largest U.S. wireless carrier), believing recent M&A activity should allow the company to grow its earnings and cash flow at a higher than expected rate and lead to an increase to its annual dividend.

Boeing (BA) We initiated a position in the company, attracted to their dominant position within the commercial aerospace industry and ability to capitalize on a currently profitable airline industry generating funds to reinvest into newer, more efficient aircraft.

Capital One Financial Corp. (COF) Concerns over recent increases in expense growth and provisioning rates weighed on the shares, allowing us to add to this name which we believe carries one of the more attractive risk/reward profiles within the financial sector.

Citigroup, Inc. (C) We added to shares on weakness, as concerns over international markets and lowered expectations for further rate hikes outweighed the company’s well-capitalized balance sheet and shareholder-focused plan of future share buybacks and dividend increases.

Fidelity National Financial, Inc. (FNF) We elected to add to our position in this high-margin title insurer, as shares softened alongside concerns over reduced activity in the refinance and commercial origination businesses.

International Paper Co. (IP) A global leader in paper and packaging products, shares of IP have continued to decline (over 60% since early 2015) alongside currency headwinds, weakening containerboard prices, overcapacity and fears of slowing global growth. With current valuation giving little credit to this well managed, high margin, high barrier-to-entry business, we elected to initiate a position.

Procter & Gamble Co. (PG) Given the defensive nature of its business, positive signs on the turnaround front and a relatively attractive valuation, we increased our position, as PG still trades at a modest discount to its peer group.

Ralph Lauren Corp. (RL) Shares of RL weakened as currency fluctuations and weather disruptions weighed on the shares. While both are shorter-term headwinds in our view, we elected to add to our exposure in this iconic portfolio of brands.

Recent Sales

Equity Lifestyle Properties, Inc. (ELS) While we continue to view ELS as a best-in-class REIT with end market tailwinds, a proven management team, strong balance sheet and low payout ratio, we chose to chip the position and take profits with the stock hitting new highs and trading above its historical valuation.

NRG Energy, Inc. (NRG) While still attracted to many aspects of the business, we opted to use the recent bounce in share price to sell our holding and move proceeds into opportunities with a lower risk profile.

SPDR Euro Stoxx 50 ETF (FEZ) With the timeline on a European economic turnaround looking less clear, we elected to sell our position and move into closer-to-home opportunities with more dependable income streams.

Teva Pharmaceuticals Industry Ltd. (TEVA) A deep value situation when initially purchased, the company has since re-rated significantly alongside cost cutting initiatives and improved investor sentiment. Recent acquisition concerns and resulting debt have however increased the risk profile of the company and we therefore opted to move to the sidelines, selling the position.

Davenport Small Cap Focus Fund

The following chart represents Davenport Small Cap Focus Fund (DSCPX) performance and the performance of the Russell 2000 Index, the Small Cap Focus Fund’s primary benchmark, for the periods ended March 31, 2016.

	Q1 2016	1 Year	Since Inception** 12/31/2014	Fiscal Year 2016 Net Expense Ratio
Small Cap Focus Fund	2.41%	-10.19%	-5.26%	1.15%[1]
Russell 2000 Index*	-1.52%	-9.76%	-4.73%	—

30-Day SEC Yield: 0.36%; Gross Expense Ratio in current prospectus: 1.44%; Net Expense Ratio in current prospectus: 1.27%.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-281-3217.

*

The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

**	Annualized.

[1]

Davenport & Company LLC (the “Adviser”) has contractually agreed, until August 31, 2016, to reduce Management Fees and to reimburse Other Expenses to the extent necessary to limit total annual ordinary operating expenses (excluding acquired fund fees and expenses) to an amount not exceeding 1.25% of the Fund’s average daily net assets.

The Small Cap Focus Fund (DSCPX) finished the fiscal year down 10.19%, relative to the 9.76% decline for the Russell 2000 Index. Though this was a disappointing full year result, we were pleased to see results turn in the fiscal fourth quarter, as our strategy posted a 2.41% gain versus the 1.52% decline for the Russell 2000 Index.

Reflecting for a moment, it’s fair to say that very little went our way in 2015. Small caps generally struggled, value underperformed growth (we have a value bias) and a few opportunistic investments in commodity-related areas (where we expect to typically be underweight) hurt performance. In a way, we consider ourselves fortunate to now be only slightly lagging the Russell 2000 since inception given these challenges. We think our absolute and relative performance profiles could change for the better as recent investments begin to pay off.

At the risk of stating the obvious, we think a lot of pain has been discounted and that small caps as a whole have become more attractive. We are particularly excited about some of our largest holdings, which similar to the Russell 2000 have been under pressure (in some cases with very little in the way of fundamental reasons). As you know, we have a concentrated approach in the Fund, which stands out in a small cap world characterized by funds that oftentimes hold hundreds of stocks. We believe it is best to invest with conviction, even in small caps that can sometimes exhibit above-average volatility. This has yet to bear fruit and can cause large month-to-month performance swings, but hopefully will yield meaningful outperformance over time.

Thus far, we’ve been planting seeds that have only recently begun to germinate. Value-oriented investments, particularly in the under-followed small cap space, can take a long time to bear fruit, but when they do it can be especially gratifying. In looking at some of our key holdings, which we have built at favorable prices, we believe there could be significant pent-up energy. Take Monarch Casino (MCRI), Stewart Information Services (STC) and Outfront Media (OUT), for example. Each business possesses a solid fundamental outlook, generates prodigious free cash flow and possesses manageable (if not below-average) business risk. Yet, we believe each stock is very cheap and could re-rate much higher alongside steady results.

We also remind investors that merger & acquisition activity can sometimes be a nice fringe benefit of small-cap investing. Logically, small companies with solid market positions are often targeted by larger brethren pursuing new growth opportunities. We don’t invest in companies based on M&A activity, but it does sometimes represent a cherry on top of our thesis. Thus far in the Fund’s brief existence, we’ve benefitted very little from such activity. At some point this could change.

Recent Purchases:

FMC Corp (FMC) We are attracted to this specialty chemical company’s asset-light, decentralized manufacturing process and believe management’s focus on higher-value technology-based offerings can yield above-market growth over time.

Isle of Capri Casinos (ISLE) We have been encouraged by improvements in the regional casino operator’s balance sheet, margins and capital stewardship recently. With the stock trading close to half recent highs and sporting an attractive valuation, we found the risk/reward compelling.

Raymond James Financial (RJF) During a period of stress among interest rate sensitive financials, we saw an opportunity to gain exposure to a high quality financial services platform with a strong balance sheet, solid track record of returns and significant growth potential at an attractive valuation.

Recent Sales:

Echostar Corp (SATS) Given uneven results, risks associated with satellite launches and less confidence in the value of other businesses that comprised a sum of the parts valuation, we elected to exit the position.

Fidelity National Financial (FNFV) Following the monetization and separation of many of the company’s key assets, we became less enthusiastic with the remaining businesses and the strategy for future capital deployment and chose to sell the position.

Peyto Energy (PEYUF) The stock bounced sharply in the middle of the quarter alongside the rest of the energy complex. We used this strength to exit the position and add to higher conviction ideas.

Scripps Networks Interactive (SNI) Shares of SNI rallied after a prolonged period of weakness in media stocks. Though we remain attracted to the company’s content portfolio, we elected to use recent strength to sell and move proceeds to higher conviction ideas.

Sunoco LP (SUN) Following a strong rally in the MLP sector, we elected to use strength in the name to exit the position. Though we remain attracted to the quality of the company’s assets, concerns over the company’s aggressive pace of dividend increases eventually led to the decision to redeploy funds elsewhere.

Westmoreland Coal (WLB) We exited the position as the shares rallied alongside other coal related entities. Though we believe the company’s contracted volumes and close proximity to customers will result in more predictable cash flows relative to others in the industry, an inconsistent message from management in addition to high debt levels compelled us to use recent strength to exit the position.

Davenport Balanced Income Fund

The following chart represents the performance of Davenport Balanced Income Fund (the “Balanced Fund”), Morningstar Moderate Allocation, S&P 500 Index, and Barclays Intermediate Government/Credit Index for the period ended March 31, 2016.

	Q1 2016	Since Inception** 12/31/2015	Fiscal Year 2016 Net Expense Ratio
Balanced Fund	2.90%	2.90%	1.25%[1]
S&P 500 Index*	1.35%	1.35%	—
Barclays Intermediate Gov/Credit Index	2.45%	2.45%	—
Morningstar Moderate Allocation AW Category	1.08%	1.08%	—

30-Day SEC Yield: 1.50%; Gross Expense Ratio in current prospectus: 1.82%; Net Expense Ratio in current prospectus: 1.25%.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-281-3217.

*

The S&P 500 Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

Barclays Capital Intermediate Government/Credit Index is an unmanaged index based on publicly issued intermediate government debt securities. The index has an average maturity of 4 years. This index represents asset types which are subject to risk, including loss of principal.

The Morningstar Moderate Allocation AW Category is comprised of portfolios seeking to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. These portfolios tend to hold larger positions in stocks than conservative-allocation portfolios. These portfolios typically have 50% to 70% of assets in equities and the remainder in fixed income and cash.

[1]

Davenport & Company LLC has contractually agreed, until August 31, 2017, to reduce Management Fees and to reimburse Other Expenses to the extent necessary to limit total annual ordinary operating expenses (excluding acquired fund fees and expenses) to an amount not exceeding 1.25% of the Balanced Fund’s average daily net assets.

The Balanced Fund commenced operations 12/31/2015. The Fund compliments the other Davenport Funds by offering investors a lower volatility vehicle focused on current income and long term growth. The allocation range for stocks and bonds is 25-75% of Fund assets. The Fund’s allocation at the end of the quarter was 60.0% stocks, 34.5% bonds, and 5.5% cash.

The validity of the structure was demonstrated during the Fund’s first full quarter of operations as equity volatility increased while the bond allocation reduced the portfolio’s price sensitivity. Stocks suffered a decline during the first six weeks of 2016 while bonds rallied. Treasury yields fell during the first quarter of 2016 as the “risk off” trade dominated activity in the US bond market. Catalysts for the strong bid for U.S. Treasuries were: 1) a selloff in global equities, 2) fears of an accelerating global economic slowdown, and 3) continued low inflation. The fact that domestic equities sold off by 11.4% caused many investors to seek the safety of U.S. Treasury issues with the result of Treasury yields falling by 40 or more basis points for maturities of three years and longer.

The bond allocation of the Balanced Fund emphasized intermediate maturities with holdings invested across nine economic sectors. The effective maturity at the end of the quarter was 4.2 years with a duration of 3.8 years. The average credit rating was A2/A, a high quality profile.

The equity portion of the Balanced Fund advanced 3.29% during the Balanced Fund’s first quarter, versus the 2.5% gain for the Lipper Equity Income Index. Following a period of relative underperformance, we were pleased to see “value” stocks outperform “growth” stocks during the period. We also note that following a swoon to start the year in the wake of the Federal Reserve’s first interest rate hike, yield oriented investments rallied nicely alongside more dovish central bank posturing.

Spectra Energy (SE), was the portfolio’s top performer to start the year. The shares benefitted from a flight to quality within REITs and utilities, rewarding the company for its above average balance sheet strength and more stable client base. Johnson & Johnson (JNJ), was another beneficiary of a flight to quality within a challenged sector. Whereas above average dividend paying sectors such as REITS, Utilities and MLPs benefitted from the Federal Reserve’s more dovish tone, bank stocks (which benefit from higher rates) struggled. As such, Citigroup (C), Regions Financial (RF), JP Morgan (JPM) and Wells Fargo (WFC) were among our biggest detractors. Though the Balanced Fund is well represented in the group, we elected to add to the Fund’s position in Citigroup during the period, as the stock’s 30% discount to tangible book value seems excessive in light of the company’s improving capital position and potential for increased capital return in the future.

We believe the Balanced Fund demonstrated the strength of the concept of dampening market volatility for our shareholders. The strong stock performance, combined with positive bond returns, is an encouraging start to our entry into the balanced fund discipline. Accordingly, we see shareholders being the beneficiaries of this investment vehicle.

In conclusion, we are pleased that The Davenport Funds are off to a good start thus far in 2016. We thank you for your trust and look forward to reporting back as we proceed through the year.

Sincerely,

John P. Ackerly, IV
President, The Davenport Funds

DAVENPORT CORE FUND
PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns(a) (for years ended March 31, 2016)
	1 Year	5 Years	10 Years
Davenport Core Fund	(2.39%)	10.49%	7.01%
Standard & Poor’s 500® Index	1.78%	11.58%	7.01%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

DAVENPORT VALUE & INCOME FUND
PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns(a) (for periods ended March 31, 2016)
	1 Year	5 Years	Since Inception(b)
Davenport Value & Income Fund	(0.46%)	11.90%	12.42%
Standard & Poor’s 500® Index	1.78%	11.58%	12.23%
Lipper Equity Income Index	(0.56%)	9.32%	9.41%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Commencement of operations was December 31, 2010.

DAVENPORT EQUITY OPPORTUNITIES FUND
PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns(a) (for periods ended March 31, 2016)
	1 Year	5 Years	Since Inception(b)
Davenport Equity Opportunities Fund	(7.07%)	11.89%	12.78%
Russell Midcap® Index	(4.04%)	10.30%	11.34%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Commencement of operations was December 31, 2010.

DAVENPORT SMALL CAP FOCUS FUND
PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns(a) (for periods ended March 31, 2016)
	1 Year	Since Inception(b)
Davenport Small Cap Focus Fund	(10.19%)	(5.26%)
Russell 2000® Index	(9.76%)	(4.73%)

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Commencement of operations was December 31, 2014.

DAVENPORT BALANCED INCOME FUND
PERFORMANCE INFORMATION (Unaudited)

Total Returns(a) (for period ended March 31, 2016) Since Inception(b)

Davenport Balanced Income Fund	2.90%
Standard & Poor’s 500® Index	1.35%
Blended 60% Standard & Poor’s 500® Index / 40% Barclays Intermediate Government/Credit Bond Index	1.88%
Morningstar Moderate Allocation AW Category	1.09%

(a)	The total return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Commencement of operations was December 31, 2015.

DAVENPORT CORE FUND
PORTFOLIO INFORMATION
March 31, 2016 (Unaudited)

Top Ten Equity Holdings

Security Description	% of Net Assets
Markel Corporation	3.7%
Brookfield Asset Management, Inc. - Class A	3.5%
Danaher Corporation	3.4%
Capital One Financial Corporation	3.2%
Johnson & Johnson	2.9%
American Tower Corporation	2.9%
Accenture plc - Class A	2.9%
PVH Corporation	2.6%
Berkshire Hathaway, Inc. - Class B	2.6%
Nestlé S.A. - ADR	2.5%

DAVENPORT VALUE & INCOME FUND
PORTFOLIO INFORMATION
March 31, 2016 (Unaudited)

Top Ten Equity Holdings

Security Description	% of Net Assets
Johnson & Johnson	3.2%
Markel Corporation	3.0%
Capital One Financial Corporation	3.0%
FNF Group	2.9%
Watsco, Inc.	2.8%
W.P. Carey, Inc.	2.7%
General Electric Company	2.7%
JPMorgan Chase & Company	2.6%
Wells Fargo & Company	2.4%
Coca-Cola Company (The)	2.3%

DAVENPORT EQUITY OPPORTUNITIES FUND
PORTFOLIO INFORMATION
March 31, 2016 (Unaudited)

Top Ten Equity Holdings

Security Description	% of Net Assets
Discovery Communications, Inc. - Series C	5.8%
Brookfield Asset Management, Inc. - Class A	5.5%
American Tower Corporation	5.1%
Gaming and Leisure Properties, Inc.	5.1%
Dollar Tree, Inc.	5.0%
Colfax Corporation	5.0%
Capital One Financial Corporation	4.8%
Markel Corporation	4.4%
WABCO Holdings, Inc.	4.0%
CarMax, Inc.	4.0%

DAVENPORT SMALL CAP FOCUS FUND
PORTFOLIO INFORMATION
March 31, 2016 (Unaudited)

Top Ten Equity Holdings

Security Description	% of Net Assets
Monarch Casino & Resort, Inc.	4.1%
Stewart Information Services Corporation	4.1%
Fortuna Silver Mines, Inc.	4.0%
VCA, Inc.	3.6%
Live Nation Entertainment, Inc.	3.5%
Colfax Corporation	3.5%
Genesee & Wyoming, Inc. - Class A	3.5%
Watsco, Inc.	3.2%
Liberty Broadband Corporation - Series C	3.2%
VWR Corporation	3.2%

DAVENPORT BALANCED INCOME FUND
PORTFOLIO INFORMATION
March 31, 2016 (Unaudited)

Asset Allocation (% of Net Assets)	Ten Largest Equity Holdings	% of Net Assets
	Johnson & Johnson	2.0%
	Markel Corporation	1.8%
	Capital One Financial Corporation	1.8%
	FNF Group	1.8%
	Watsco, Inc.	1.7%
	W.P. Carey, Inc.	1.7%
	General Electric Company	1.6%
	JPMorgan Chase & Company	1.6%
	Wells Fargo & Company	1.5%
	Coca-Cola Company (The)	1.4%

Equity Sector Concentration vs. the S&P 500® Index (60.0% of Net Assets)

Corporate Bond Portfolio (34.5% of Net Assets)		Credit Quality	Composite Quality
Number of Fixed-Income Securities	26	AA	14%
Average Quality	A	A	53%
Effective Maturity	4.2 yrs	BBB	33%
Average Effective Duration	3.8 yrs

Sector Breakdown	% of Corporate Bond Portfolio
Financials	32.8%
Consumer Staples	20.9%
Industrials	17.0%
Information Technology	10.4%
Consumer Discretionary	8.9%
Telecommunication Services	6.6%
Health Care	3.4%

DAVENPORT CORE FUND SCHEDULE OF INVESTMENTS March 31, 2016

COMMON STOCKS — 97.1%	Shares	Value
Consumer Discretionary — 15.9%
Amazon.com, Inc. (a)	7,751	$4,601,304
CarMax, Inc. (a)	139,964	7,152,160
Discovery Communications, Inc. - Series C (a)	185,986	5,021,622
Liberty Broadband Corporation - Series A (a)	12,624	734,212
Liberty Broadband Corporation - Series C (a)	51,714	2,996,826
Liberty Media Corporation - Series A (a)	45,012	1,738,813
Liberty Media Corporation - Series C (a)	133,979	5,103,260
Priceline Group, Inc. (The) (a)	5,897	7,600,997
PVH Corporation	89,081	8,824,364
Starbucks Corporation	79,107	4,722,688
Walt Disney Company (The)	52,531	5,216,854
		53,713,100
Consumer Staples — 10.9%
Anheuser-Busch InBev SA/NV - ADR	40,875	5,095,477
Hershey Company (The)	49,165	4,527,605
J.M. Smucker Company (The)	57,907	7,518,645
Mondelēz International, Inc. - Class A	138,640	5,562,237
Nestlé S.A. - ADR	111,137	8,291,932
PepsiCo, Inc.	55,701	5,708,238
		36,704,134
Energy — 6.8%
Chevron Corporation	43,157	4,117,178
Exxon Mobil Corporation	89,392	7,472,277
Marathon Petroleum Corporation	134,208	4,989,853
Schlumberger Ltd.	85,200	6,283,500
		22,862,808
Financials — 24.6%
American Tower Corporation	95,322	9,758,113
Berkshire Hathaway, Inc. - Class B (a)	61,801	8,768,326
Brookfield Asset Management, Inc. - Class A	335,279	11,664,356
Capital One Financial Corporation	157,324	10,904,127
Citigroup, Inc.	172,367	7,196,322
CME Group, Inc.	82,336	7,908,373
JPMorgan Chase & Company	116,428	6,894,866
Markel Corporation (a)	13,893	12,386,582
Wells Fargo & Company	156,604	7,573,370
		83,054,435
Health Care — 12.5%
AmerisourceBergen Corporation	67,785	5,866,792
Amgen, Inc.	30,306	4,543,779
Anthem, Inc.	30,048	4,176,372
Celgene Corporation (a)	69,648	6,971,068
Johnson & Johnson	91,542	9,904,844

DAVENPORT CORE FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 97.1% (Continued)	Shares	Value
Health Care — 12.5% (Continued)
Merck & Company, Inc.	116,920	$6,186,237
Perrigo Company plc	34,744	4,444,800
		42,093,892
Industrials — 8.4%
American Airlines Group, Inc.	141,130	5,787,741
Danaher Corporation	121,722	11,546,549
General Electric Company	159,750	5,078,453
Union Pacific Corporation	74,744	5,945,885
		28,358,628
Information Technology — 14.2%
Accenture plc - Class A	83,686	9,657,364
Adobe Systems, Inc. (a)	54,468	5,109,098
Alphabet, Inc. - Class A (a)	7,045	5,374,631
Alphabet, Inc. - Class C (a)	6,387	4,757,996
Apple, Inc.	39,672	4,323,851
Check Point Software Technologies Ltd. (a)	62,562	5,472,298
Oracle Corporation	121,082	4,953,465
Visa, Inc. - Class A	106,801	8,168,140
		47,816,843
Materials — 3.8%
Monsanto Company	70,788	6,210,939
Praxair, Inc.	57,852	6,621,162
		12,832,101

Total Common Stocks (Cost $246,817,734)		$327,435,941

MONEY MARKET FUNDS — 2.5%	Shares	Value
First American Treasury Obligations Fund - Class Z, 0.17% (b) (Cost $8,300,704)	8,300,704	$8,300,704

Total Investments at Value — 99.6% (Cost $255,118,438)		$335,736,645

Other Assets in Excess of Liabilities — 0.4%		1,492,806

Net Assets — 100.0%		$337,229,451

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of March 31, 2016.

See accompanying notes to financial statements.

DAVENPORT VALUE & INCOME FUND SCHEDULE OF INVESTMENTS March 31, 2016

COMMON STOCKS — 95.7%	Shares	Value
Consumer Discretionary — 9.2%
Las Vegas Sands Corporation	164,085	$8,479,913
McDonald's Corporation	72,800	9,149,504
Ralph Lauren Corporation	68,784	6,621,148
Six Flags Entertainment Corporation	154,510	8,573,760
Time Warner, Inc.	118,585	8,603,341
		41,427,666
Consumer Staples — 15.2%
Altria Group, Inc.	136,026	8,523,389
Anheuser-Busch InBev SA/NV - ADR	63,130	7,869,786
Archer-Daniels-Midland Company	159,630	5,796,165
Coca-Cola Company (The)	223,235	10,355,872
Diageo plc - ADR	74,885	8,077,845
PepsiCo, Inc.	85,975	8,810,718
Philip Morris International, Inc.	101,900	9,997,409
Procter & Gamble Company (The)	112,615	9,269,341
		68,700,525
Energy — 7.1%
California Resources Corporation	11,899	12,256
Chevron Corporation	60,856	5,805,663
Exxon Mobil Corporation	104,365	8,723,870
Occidental Petroleum Corporation	129,960	8,893,163
Spectra Energy Corporation	274,045	8,385,777
		31,820,729
Financials — 28.8%
Capital One Financial Corporation	192,620	13,350,492
Citigroup, Inc.	224,955	9,391,871
Equity LifeStyle Properties, Inc.	132,270	9,619,997
FNF Group	388,405	13,166,929
Gaming and Leisure Properties, Inc.	315,734	9,762,495
JPMorgan Chase & Company	194,705	11,530,430
Lamar Advertising Company - Class A	162,190	9,974,685
Markel Corporation (a)	15,054	13,421,695
Regions Financial Corporation	871,335	6,839,980
Sun Communities, Inc.	133,655	9,571,035
W.P. Carey, Inc.	198,114	12,330,615
Wells Fargo & Company	223,710	10,818,616
		129,778,840
Health Care — 6.6%
Johnson & Johnson	134,320	14,533,424
Merck & Company, Inc.	151,385	8,009,780
Sanofi - ADR	176,785	7,099,686
		29,642,890

DAVENPORT VALUE & INCOME FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 95.7% (Continued)	Shares	Value
Industrials — 13.9%
3M Company	54,030	$9,003,019
Boeing Company (The)	52,895	6,714,491
Eaton Corporation plc	111,857	6,997,774
General Electric Company	383,055	12,177,319
Illinois Tool Works, Inc.	72,135	7,389,509
Raytheon Company	62,656	7,683,505
Watsco, Inc.	93,465	12,593,474
		62,559,091
Information Technology — 3.4%
Cisco Systems, Inc.	247,880	7,057,144
Microsoft Corporation	153,183	8,460,297
		15,517,441
Materials — 6.1%
Eastman Chemical Company	129,865	9,380,149
International Paper Company	176,880	7,259,155
Nucor Corporation	119,155	5,636,032
Potash Corporation of Saskatchewan, Inc.	302,010	5,140,210
		27,415,546
Telecommunication Services — 3.5%
AT&T, Inc.	172,520	6,757,609
Verizon Communications, Inc.	162,665	8,796,923
		15,554,532
Utilities — 1.9%
Dominion Resources, Inc.	114,890	8,630,537

Total Common Stocks (Cost $377,333,236)		$431,047,797

MONEY MARKET FUNDS — 3.6%	Shares	Value
First American Treasury Obligations Fund - Class Z, 0.17% (b) (Cost $16,339,652)	16,339,652	$16,339,652

Total Investments at Value — 99.3% (Cost $393,672,888)		$447,387,449

Other Assets in Excess of Liabilities — 0.7%		3,059,492

Net Assets — 100.0%		$450,446,941

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of March 31, 2016.

See accompanying notes to financial statements.

DAVENPORT EQUITY OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS March 31, 2016

COMMON STOCKS — 94.5%	Shares	Value
Consumer Discretionary — 33.3%
CarMax, Inc. (a)	247,160	$12,629,876
Discovery Communications, Inc. - Series A (a)	116,935	3,347,849
Discovery Communications, Inc. - Series C (a)	677,491	18,292,257
Dollar Tree, Inc. (a)	190,991	15,749,118
Hanesbrands, Inc.	363,380	10,298,189
Liberty Broadband Corporation - Series C (a)	199,235	11,545,668
Live Nation Entertainment, Inc. (a)	547,154	12,207,006
LKQ Corporation (a)	333,316	10,642,780
Penn National Gaming, Inc. (a)	252,337	4,211,504
TripAdvisor, Inc. (a)	99,450	6,613,425
		105,537,672
Consumer Staples — 3.7%
Church & Dwight Company, Inc.	127,540	11,756,637

Financials — 32.7%
American Tower Corporation	158,970	16,273,759
Brookfield Asset Management, Inc. - Class A	496,297	17,266,173
Capital One Financial Corporation	220,579	15,288,331
Fairfax Financial Holdings Ltd.	19,718	11,042,080
FNF Group	215,950	7,320,705
Gaming and Leisure Properties, Inc.	521,394	16,121,502
Markel Corporation (a)	15,695	13,993,191
PRA Group, Inc. (a)	212,308	6,239,732
		103,545,473
Health Care — 2.8%
Henry Schein, Inc. (a)	50,685	8,749,752

Industrials — 16.7%
American Airlines Group, Inc.	216,350	8,872,513
Colfax Corporation (a)	549,221	15,702,228
Genesee & Wyoming, Inc. - Class A (a)	139,035	8,717,495
WABCO Holdings, Inc. (a)	119,135	12,737,914
Watsco, Inc.	50,820	6,847,487
		52,877,637
Information Technology — 3.5%
Intuit, Inc.	105,665	10,990,217

Utilities — 1.8%
NRG Energy, Inc.	441,520	5,744,175

Total Common Stocks (Cost $287,976,542)		$299,201,563

DAVENPORT EQUITY OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 5.6%	Shares	Value
First American Treasury Obligations Fund - Class Z, 0.17% (b) (Cost $17,824,702)	17,824,702	$17,824,702

Total Investments at Value — 100.1% (Cost $305,801,244)		$317,026,265

Liabilities in Excess of Other Assets — (0.1%)		(238,239)

Net Assets — 100.0%		$316,788,026

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of March 31, 2016.

See accompanying notes to financial statements.

DAVENPORT SMALL CAP FOCUS FUND SCHEDULE OF INVESTMENTS March 31, 2016

COMMON STOCKS — 98.4%	Shares	Value
Consumer Discretionary — 28.4%
Cable One, Inc.	1,500	$655,695
Core-Mark Holding Company, Inc.	13,571	1,106,851
Eldorado Resorts, Inc. (a)	102,310	1,170,426
Isle of Capri Casinos, Inc. (a)	50,000	700,000
Liberty Broadband Corporation - Series C (a)	21,918	1,270,148
Liberty TripAdvisor Holdings, Inc. - Series A (a)	36,000	797,760
Lions Gate Entertainment Corporation	51,000	1,114,350
Live Nation Entertainment, Inc. (a)	62,179	1,387,214
Monarch Casino & Resort, Inc. (a)	83,925	1,633,181
Pool Corporation	11,457	1,005,237
Unifi, Inc. (a)	18,107	414,831
		11,255,693
Consumer Staples — 7.4%
Boston Beer Company, Inc. (The) - Class A (a)	6,500	1,202,955
Seaboard Corporation (a)	353	1,060,063
Snyder's-Lance, Inc.	21,617	680,503
		2,943,521
Energy — 0.9%
CNX Coal Resources LP	46,400	333,152

Financials — 26.8%
Cohen & Steers, Inc.	20,500	797,860
Diamond Hill Investment Group, Inc.	5,044	894,604
Encore Capital Group, Inc. (a)	37,579	967,283
FRP Holdings, Inc. (a)	21,893	779,391
Gaming and Leisure Properties, Inc.	33,198	1,026,482
Lamar Advertising Company - Class A	14,500	891,750
Outfront Media, Inc.	54,289	1,145,498
PRA Group, Inc. (a)	21,302	626,066
Raymond James Financial, Inc.	14,000	666,540
Stewart Information Services Corporation	44,529	1,615,512
TowneBank	63,359	1,215,859
		10,626,845
Health Care — 6.8%
VCA, Inc. (a)	25,155	1,451,192
VWR Corporation (a)	46,361	1,254,529
		2,705,721
Industrials — 18.3%
Colfax Corporation (a)	48,514	1,387,015
Covenant Transportation Group, Inc. - Class A (a)	44,057	1,065,739
Genesee & Wyoming, Inc. - Class A (a)	21,870	1,371,249
Marten Transport Ltd.	60,178	1,126,532

DAVENPORT SMALL CAP FOCUS FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 98.4% (Continued)	Shares	Value
Industrials — 18.3% (Continued)
Mistras Group, Inc. (a)	40,033	$991,618
Watsco, Inc.	9,558	1,287,845
		7,229,998
Information Technology — 2.0%
Black Knight Financial Services, Inc. - Class A (a)	26,000	806,780

Materials — 7.8%
FMC Corporation	21,000	847,770
Fortuna Silver Mines, Inc. (a)	410,580	1,601,262
NewMarket Corporation	1,636	648,281
		3,097,313

Total Common Stocks (Cost $39,932,464)		$38,999,023

MONEY MARKET FUNDS — 1.5%	Shares	Value
First American Treasury Obligations Fund - Class Z, 0.17% (b) (Cost $604,635)	604,635	$604,635

Total Investments at Value — 99.9% (Cost $40,537,099)		$39,603,658

Other Assets in Excess of Liabilities — 0.1%		32,404

Net Assets — 100.0%		$39,636,062

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of March 31, 2016.

See accompanying notes to financial statements.

DAVENPORT BALANCED INCOME FUND SCHEDULE OF INVESTMENTS March 31, 2016

COMMON STOCKS — 60.0%	Shares	Value
Consumer Discretionary — 5.6%
Las Vegas Sands Corporation	3,960	$204,653
McDonald's Corporation	1,750	219,940
Ralph Lauren Corporation	1,650	158,829
Six Flags Entertainment Corporation	3,730	206,977
Time Warner, Inc.	2,860	207,493
		997,892
Consumer Staples — 9.3%
Altria Group, Inc.	3,285	205,838
Anheuser-Busch InBev SA/NV - ADR	1,520	189,483
Archer-Daniels-Midland Company	3,850	139,793
Coca-Cola Company (The)	5,380	249,578
Diageo plc - ADR	1,800	194,166
PepsiCo, Inc.	2,070	212,134
Philip Morris International, Inc.	2,460	241,351
Procter & Gamble Company (The)	2,715	223,472
		1,655,815
Energy — 4.3%
California Resources Corporation	198	204
Chevron Corporation	1,470	140,238
Exxon Mobil Corporation	2,515	210,229
Occidental Petroleum Corporation	3,135	214,528
Spectra Energy Corporation	6,610	202,266
		767,465
Financials — 18.4%
Capital One Financial Corporation	4,640	321,598
Citigroup, Inc.	5,410	225,867
Equity Lifestyle Properties, Inc.	3,205	233,100
FNF Group	9,340	316,626
Gaming and Leisure Properties, Inc.	7,610	235,301
JPMorgan Chase & Company	4,690	277,742
Lamar Advertising Company - Class A	3,915	240,773
Markel Corporation (a)	362	322,748
Outfront Media, Inc.	7,905	166,796
Regions Financial Corporation	21,475	168,579
Sun Communities, Inc.	3,220	230,584
W.P. Carey, Inc.	4,770	296,885
Wells Fargo & Company	5,390	260,660
		3,297,259
Health Care — 4.0%
Johnson & Johnson	3,245	351,109
Merck & Company, Inc.	3,650	193,122
Sanofi - ADR	4,270	171,483
		715,714

DAVENPORT BALANCED INCOME FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 60.0% (Continued)	Shares	Value
Industrials — 8.4%
3M Company	1,305	$217,452
Boeing Company (The)	1,280	162,483
Eaton Corporation plc	2,695	168,599
General Electric Company	9,235	293,581
Illinois Tool Works, Inc.	1,735	177,733
Raytheon Company	1,515	185,785
Watsco, Inc.	2,250	303,165
		1,508,798
Information Technology — 2.1%
Cisco Systems, Inc.	5,980	170,250
Microsoft Corporation	3,695	204,075
		374,325
Materials — 3.7%
Eastman Chemical Company	3,135	226,441
International Paper Company	4,270	175,241
Nucor Corporation	2,870	135,751
Potash Corporation of Saskatchewan, Inc.	7,285	123,991
		661,424
Telecommunication Services — 2.1%
AT&T, Inc.	4,165	163,143
Verizon Communications, Inc.	3,925	212,264
		375,407
Utilities — 2.1%
Brookfield Renewable Energy Partners LP	5,590	167,421
Dominion Resources, Inc.	2,770	208,082
		375,503

Total Common Stocks (Cost $10,156,558)		$10,729,602

FIXED RATE CORPORATE BONDS — 28.2%	Par Value	Value
Consumer Discretionary — 3.1%
Amazon, Inc., 3.30%, due 12/05/2021	$200,000	$213,704
Home Depot, Inc., 4.40%, due 04/01/2021	300,000	335,901
		549,605
Consumer Staples — 7.2%
Altria Group, Inc., 4.75%, due 05/05/2021	350,000	396,958
CVS Health Corporation, 3.875%, due 07/20/2025	200,000	215,825
J.M. Smucker Company, 3.50%, due 10/15/2021	150,000	158,857
PepsiCo, Inc., 2.75%, due 03/05/2022	300,000	314,818
Sysco Corporation, 2.60%, due 10/01/2020	200,000	203,903
		1,290,361

DAVENPORT BALANCED INCOME FUND SCHEDULE OF INVESTMENTS (Continued)

FIXED RATE CORPORATE BONDS — 28.2% (Continued)	Par Value	Value
Financials — 6.1%
Bank of America Corporation, 2.65%, due 04/01/2019	50,000	$50,877
BlackRock, Inc., 3.50%, due 03/18/2024	200,000	211,993
General Electric Capital Corporation, 4.65%, due 10/17/2021	200,000	228,167
Goldman Sachs Group, Inc., 2.90%, due 07/19/2018	300,000	307,005
Morgan Stanley, 2.125%, due 04/25/2018	200,000	201,387
SunTrust Banks, Inc., 3.50%, due 01/20/2017	100,000	101,564
		1,100,993
Health Care — 1.2%
Becton Dickinson & Company, 3.25%, due 11/12/2020	200,000	208,735

Industrials — 5.9%
Burlington Northern Santa Fe, LLC, 4.70%, due 10/01/2019	350,000	386,778
Deere & Company, 4.375%, due 10/16/2019	300,000	330,467
United Technologies Corporation, 4.50%, due 04/15/2020	300,000	331,547
		1,048,792
Information Technology — 3.6%
Apple, Inc., 3.20%, due 05/13/2025	200,000	209,532
Oracle Corporation, 3.625%, due 07/15/2023	400,000	433,265
		642,797
Telecommunication Services — 1.1%
AT&T, Inc., 2.30%, due 03/11/2019	200,000	204,200

Total Fixed Rate Corporate Bonds (Cost $4,986,650)		$5,045,483

VARIABLE RATE CORPORATE BONDS (b) — 6.3%	Par Value	Value
Financials — 5.2%
American Express Credit Corporation, 1.401%, due 11/05/2018	$250,000	$248,602
Bank of America Corporation, 1.239%, due 08/25/2017	150,000	149,417
Bank of New York Mellon, 1.176%, due 08/01/2018	200,000	199,521
Citigroup, Inc., 1.175%, due 03/10/2017	200,000	199,744
JPMorgan Chase & Company, 1.519%, due 01/25/2018	125,000	125,387
		922,671
Telecommunication Services — 1.1%
Verizon Communications, Inc., 2.382%, due 09/14/2018	200,000	204,894

Total Variable Rate Corporate Bonds (Cost $1,126,905)		$1,127,565

DAVENPORT BALANCED INCOME FUND SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 9.0%	Shares	Value
First American Treasury Obligations Fund - Class Z, 0.17% (c) (Cost $1,617,573)	1,617,573	$1,617,573

Total Investments at Value — 103.5% (Cost $17,887,686)		$18,520,223

Liabilities in Excess of Other Assets — (3.5%)		(634,747)

Net Assets — 100.0%		$17,885,476

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	The rates shown are the effective interest rates as of March 31, 2016.

(c)	The rate shown is the 7-day effective yield as of March 31, 2016.

See accompanying notes to financial statements.

THE DAVENPORT FUNDS STATEMENTS OF ASSETS AND LIABILITIES March 31, 2016

	Davenport Core Fund	Davenport Value & Income Fund	Davenport Equity Opportunities Fund
ASSETS
Investments in securities:
At acquisition cost	$255,118,438	$393,672,888	$305,801,244
At value (Note 2)	$335,736,645	$447,387,449	$317,026,265
Cash	1,714,025	—	54,841
Dividends receivable	177,221	1,175,712	1,892
Receivable for investment securities sold	—	—	1,451,000
Receivable for capital shares sold	264,505	2,480,101	551,751
Other assets	14,410	12,986	13,412
TOTAL ASSETS	337,906,806	451,056,248	319,099,161

LIABILITIES
Payable for investment securities purchased	—	—	1,847,241
Payable for capital shares redeemed	423,780	272,177	221,740
Accrued investment advisory fees (Note 4)	210,629	279,065	195,549
Payable to administrator (Note 4)	36,100	45,200	35,100
Other accrued expenses	6,846	12,865	11,505
TOTAL LIABILITIES	677,355	609,307	2,311,135

NET ASSETS	$337,229,451	$450,446,941	$316,788,026

Net assets consist of:
Paid-in capital	$252,261,963	$402,532,125	$302,305,575
Undistributed (distributions in excess of) net investment income	21,930	452,698	(72,767)
Accumulated net realized gains (losses) from security transactions	4,327,351	(6,252,443)	3,330,197
Net unrealized appreciation on investments	80,618,207	53,714,561	11,225,021
Net assets	$337,229,451	$450,446,941	$316,788,026

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	17,954,565	31,284,911	21,505,069

Net asset value, offering price and redemption price per share (Note 2)	$18.78	$14.40	$14.73

See accompanying notes to financial statements.

THE DAVENPORT FUNDS STATEMENTS OF ASSETS AND LIABILITIES (Continued) March 31, 2016

	Davenport Small Cap Focus Fund	Davenport Balanced Income Fund
ASSETS
Investments in securities:
At acquisition cost	$40,537,099	$17,887,686
At value (Note 2)	$39,603,658	$18,520,223
Cash	—	1,412
Dividends and interest receivable	20,488	83,140
Receivable for capital shares sold	53,278	799,573
Other assets	9,248	8,860
TOTAL ASSETS	39,686,672	19,413,208

LIABILITIES
Payable for investment securities purchased	—	1,501,441
Payable for capital shares redeemed	17,515	10,000
Accrued investment advisory fees (Note 4)	24,362	5,511
Payable to administrator (Note 4)	6,161	5,500
Other accrued expenses and liabilities	2,572	5,280
TOTAL LIABILITIES	50,610	1,527,732

NET ASSETS	$39,636,062	$17,885,476

Net assets consist of:
Paid-in capital	$43,218,207	$17,257,998
Undistributed (distributions in excess of) net investment income	(122,472)	9,202
Accumulated net realized losses from security transactions	(2,526,232)	(14,261)
Net unrealized appreciation (depreciation) on investments	(933,441)	632,537
Net assets	$39,636,062	$17,885,476

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	4,245,421	1,741,236

Net asset value, offering price and redemption price per share (Note 2)	$9.34	$10.27

See accompanying notes to financial statements.

THE DAVENPORT FUNDS STATEMENTS OF OPERATIONS Year Ended March 31, 2016

	Davenport Core Fund	Davenport Value & Income Fund	Davenport Equity Opportunities Fund
INVESTMENT INCOME
Dividends	$4,998,347	$12,686,683	$2,928,723
Foreign withholding taxes on dividends	(74,338)	(242,678)	(64,694)
TOTAL INVESTMENT INCOME	4,924,009	12,444,005	2,864,029

EXPENSES
Investment advisory fees (Note 4)	2,502,099	3,179,479	2,273,982
Administration fees (Note 4)	399,769	488,484	384,737
Registration and filing fees	25,592	32,230	32,400
Custodian and bank service fees	24,948	32,344	23,731
Compliance service fees (Note 4)	25,558	30,954	23,592
Professional fees	26,350	28,350	25,050
Printing of shareholder reports	10,287	12,340	10,805
Insurance expense	10,764	13,097	9,414
Trustees’ fees and expenses (Note 4)	10,283	10,283	10,283
Postage and supplies	5,383	6,056	5,777
Other expenses	8,407	8,719	7,682
TOTAL EXPENSES	3,049,440	3,842,336	2,807,453

NET INVESTMENT INCOME	1,874,569	8,601,669	56,576

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions	9,641,359	2,292,583	11,981,326
Net change in unrealized appreciation/ depreciation on investments	(19,512,860)	(12,356,435)	(35,252,070)

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(9,871,501)	(10,063,852)	(23,270,744)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(7,996,932)	$(1,462,183)	$(23,214,168)

See accompanying notes to financial statements.

THE DAVENPORT FUNDS STATEMENTS OF OPERATIONS (Continued) Year Ended March 31, 2016(a)

	Davenport Small Cap Focus Fund	Davenport Balanced Income Fund
INVESTMENT INCOME
Dividends	$518,196	$53,405
Foreign withholding taxes on dividends	(10,481)	(505)
Interest	-	14,412
TOTAL INVESTMENT INCOME	507,715	67,312

EXPENSES
Investment advisory fees (Note 4)	306,639 (b)	17,398
Administration fees (Note 4)	66,316	15,000
Registration and filing fees	22,621	5,441
Professional fees	18,550	1,404
Trustees’ fees and expenses (Note 4)	10,283	2,528
Custodian and bank service fees	6,917	4,990
Compliance service fees (Note 4)	7,372	1,310
Printing of shareholder reports	4,061	1,050
Postage and supplies	3,457	1,474
Insurance expense	1,488	—
Other expenses	4,555	1,530
TOTAL EXPENSES	452,259	52,125
Less fee reductions and expense reimbursements by the Adviser (Note 4)	—	(23,128)
NET EXPENSES	452,259	28,997

NET INVESTMENT INCOME	55,456	38,315

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses from security transactions	(2,710,990)	(14,261)
Net change in unrealized appreciation/depreciation on investments	(2,068,369)	632,537

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(4,779,359)	618,276

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(4,723,903)	$656,591

(a)	Except for Davenport Balanced Income Fund, which represents the period from the commencement of operations (December 31, 2015) through March 31, 2016.

(b)	Includes previous investment advisory fee reductions recouped by the Adviser of $10,744 (Note 4).

See accompanying notes to financial statements.

DAVENPORT CORE FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
FROM OPERATIONS
Net investment income	$1,874,569	$1,488,043
Net realized gains from security transactions	9,641,359	14,551,320
Net change in unrealized appreciation/depreciation on investments	(19,512,860)	19,717,017
Net increase (decrease) in net assets from operations	(7,996,932)	35,756,380

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income	(1,852,639)	(1,509,705)
From net realized gains from security transactions	(11,534,728)	(22,409,339)
Decrease in net assets from distributions to shareholders	(13,387,367)	(23,919,044)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	43,745,136	43,532,772
Net asset value of shares issued in reinvestment of distributions to shareholders	12,948,950	23,153,291
Payments for shares redeemed	(28,766,990)	(29,067,963)
Net increase in net assets from capital share transactions	27,927,096	37,618,100

TOTAL INCREASE IN NET ASSETS	6,542,797	49,455,436

NET ASSETS
Beginning of year	330,686,654	281,231,218
End of year	$337,229,451	$330,686,654

UNDISTRIBUTED NET INVESTMENT INCOME	$21,930	$—

CAPITAL SHARE ACTIVITY
Shares sold	2,282,460	2,233,700
Shares reinvested	661,768	1,207,808
Shares redeemed	(1,508,906)	(1,495,763)
Net increase in shares outstanding	1,435,322	1,945,745
Shares outstanding at beginning of year	16,519,243	14,573,498
Shares outstanding at end of year	17,954,565	16,519,243

See accompanying notes to financial statements.

DAVENPORT VALUE & INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
FROM OPERATIONS
Net investment income	$8,601,669	$5,877,403
Net realized gains from security transactions	2,292,583	18,731,719
Net change in unrealized appreciation/depreciation on investments	(12,356,435)	14,874,206
Net increase (decrease) in net assets from operations	(1,462,183)	39,483,328

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income	(8,403,091)	(5,878,113)
From net realized gains from security transactions	(19,689,392)	(15,874,061)
Decrease in net assets from distributions to shareholders	(28,092,483)	(21,752,174)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	86,973,081	93,258,289
Net asset value of shares issued in reinvestment of distributions to shareholders	25,982,187	20,026,663
Payments for shares redeemed	(40,730,457)	(27,526,918)
Net increase in net assets from capital share transactions	72,224,811	85,758,034

TOTAL INCREASE IN NET ASSETS	42,670,145	103,489,188

NET ASSETS
Beginning of year	407,776,796	304,287,608
End of year	$450,446,941	$407,776,796

UNDISTRIBUTED NET INVESTMENT INCOME	$452,698	$254,321

CAPITAL SHARE ACTIVITY
Shares sold	5,971,001	6,192,254
Shares reinvested	1,775,907	1,332,807
Shares redeemed	(2,844,498)	(1,830,740)
Net increase in shares outstanding	4,902,410	5,694,321
Shares outstanding at beginning of year	26,382,501	20,688,180
Shares outstanding at end of year	31,284,911	26,382,501

See accompanying notes to financial statements.

DAVENPORT EQUITY OPPORTUNITIES FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
FROM OPERATIONS
Net investment income	$56,576	$730,888
Net realized gains from security transactions	11,981,326	15,756,298
Net change in unrealized appreciation/depreciation on investments	(35,252,070)	18,256,256
Net increase (decrease) in net assets from operations	(23,214,168)	34,743,442

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income	(129,343)	(3,196,404)
From net realized gains from security transactions	(14,359,968)	(18,954,387)
Decrease in net assets from distributions to shareholders	(14,489,311)	(22,150,791)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	94,157,195	86,334,585
Net asset value of shares issued in reinvestment of distributions to shareholders	13,877,514	21,241,419
Payments for shares redeemed	(31,246,686)	(16,954,232)
Net increase in net assets from capital share transactions	76,788,023	90,621,772

TOTAL INCREASE IN NET ASSETS	39,084,544	103,214,423

NET ASSETS
Beginning of year	277,703,482	174,489,059
End of year	$316,788,026	$277,703,482

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(72,767)	$—

CAPITAL SHARE ACTIVITY
Shares sold	6,016,951	5,452,269
Shares reinvested	898,633	1,376,196
Shares redeemed	(2,132,071)	(1,074,814)
Net increase in shares outstanding	4,783,513	5,753,651
Shares outstanding at beginning of year	16,721,556	10,967,905
Shares outstanding at end of year	21,505,069	16,721,556

See accompanying notes to financial statements.

DAVENPORT SMALL CAP FOCUS FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Period Ended March 31, 2015 (a)
FROM OPERATIONS
Net investment income (loss)	$55,456	$(18,535)
Net realized gains (losses) from security transactions	(2,710,990)	63,308
Net change in unrealized appreciation/depreciation on investments	(2,068,369)	1,134,928
Net increase (decrease) in net assets from operations	(4,723,903)	1,179,701

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net realized gains from security transactions	(37,962)	—

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	21,401,677	30,137,020
Net asset value of shares issued in reinvestment of distributions to shareholders	36,932	—
Payments for shares redeemed	(8,332,057)	(25,346)
Net increase in net assets from capital share transactions	13,106,552	30,111,674

TOTAL INCREASE IN NET ASSETS	8,344,687	31,291,375

NET ASSETS
Beginning of period	31,291,375	—
End of period	$39,636,062	$31,291,375

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(122,472)	$6,827

CAPITAL SHARE ACTIVITY
Shares sold	2,145,270	3,008,657
Shares reinvested	3,504	—
Shares redeemed	(909,485)	(2,525)
Net increase in shares outstanding	1,239,289	3,006,132
Shares outstanding at beginning of period	3,006,132	—
Shares outstanding at end of period	4,245,421	3,006,132

(a)	Represents the period from the commencement of operations (December 31, 2014) through March 31, 2015.

See accompanying notes to financial statements.

DAVENPORT BALANCED INCOME FUND STATEMENT OF CHANGES IN NET ASSETS

Period Ended March 31, 2016 (a)
FROM OPERATIONS
Net investment income	$38,315
Net realized losses from security transactions	(14,261)
Net change in unrealized appreciation/depreciation on investments	632,537
Net increase in net assets from operations	656,591

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income	(29,113)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	17,274,414
Net asset value of shares issued in reinvestment of distributions to shareholders	27,366
Payments for shares redeemed	(43,782)
Net increase in net assets from capital share transactions	17,257,998

TOTAL INCREASE IN NET ASSETS	17,885,476

NET ASSETS
Beginning of period	—
End of period	$17,885,476

UNDISTRIBUTED NET INVESTMENT INCOME	$9,202

CAPITAL SHARE ACTIVITY
Shares sold	1,742,964
Shares reinvested	2,704
Shares redeemed	(4,432)
Net increase in shares outstanding	1,741,236
Shares outstanding at beginning of period	—
Shares outstanding at end of period	1,741,236

(a)	Represents the period from the commencement of operations (December 31, 2015) through March 31, 2016.

See accompanying notes to financial statements.

DAVENPORT CORE FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2016	2015	2014	2013	2012
Net asset value at beginning of year	$20.02	$19.30	$16.75	$15.00	$13.73

Income (loss) from investment operations:
Net investment income	0.11	0.10	0.12	0.11	0.09
Net realized and unrealized gains (losses) on investments	(0.56)	2.20	3.39	1.75	1.27
Total from investment operations	(0.45)	2.30	3.51	1.86	1.36

Less distributions:
Dividends from net investment income	(0.11)	(0.10)	(0.12)	(0.11)	(0.09)
Distributions from net realized gains	(0.68)	(1.48)	(0.84)	—	—
Total distributions	(0.79)	(1.58)	(0.96)	(0.11)	(0.09)

Net asset value at end of year	$18.78	$20.02	$19.30	$16.75	$15.00

Total return (a)	(2.39%)	12.42%	21.32%	12.47%	9.99%

Net assets at end of year (000’s)	$337,229	$330,687	$281,231	$210,899	$174,898

Ratio of total expenses to average net assets	0.92%	0.93%	0.94%	0.95%	0.96%

Ratio of net investment income to average net assets	0.56%	0.49%	0.64%	0.71%	0.66%

Portfolio turnover rate	23%	21%	29%	26%	19%

(a)

Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

DAVENPORT VALUE & INCOME FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2016	2015	2014	2013	2012
Net asset value at beginning of year	$15.46	$14.71	$13.18	$11.51	$10.50

Income (loss) from investment operations:
Net investment income	0.29	0.25	0.30	0.28	0.23
Net realized and unrealized gains (losses) on investments	(0.36)	1.45	2.04	1.81	1.02
Total from investment operations	(0.07)	1.70	2.34	2.09	1.25

Less distributions:
Dividends from net investment income	(0.29)	(0.25)	(0.29)	(0.27)	(0.23)
Distributions from net realized gains	(0.70)	(0.70)	(0.52)	(0.15)	(0.01)
Total distributions	(0.99)	(0.95)	(0.81)	(0.42)	(0.24)

Net asset value at end of year	$14.40	$15.46	$14.71	$13.18	$11.51

Total return (a)	(0.46%)	11.92%	18.25%	18.69%	12.23%

Net assets at end of year (000’s)	$450,447	$407,777	$304,288	$196,890	$98,757

Ratio of total expenses to average net assets	0.91%	0.92%	0.94%	0.96%	1.04%

Ratio of net investment income to average net assets	2.03%	1.66%	2.22%	2.37%	2.30%

Portfolio turnover rate	25%	23%	32%	29%	27%

(a)

Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

DAVENPORT EQUITY OPPORTUNITIES FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2016	2015	2014	2013	2012
Net asset value at beginning of year	$16.61	$15.91	$13.86	$11.96	$10.72

Income (loss) from investment operations:
Net investment income (loss)	0.00 (a)	0.04	0.24	0.03	(0.02)
Net realized and unrealized gains (losses) on investments	(1.14)	2.42	2.65	2.17	1.30
Total from investment operations	(1.14)	2.46	2.89	2.20	1.28

Less distributions:
Dividends from net investment income	(0.01)	(0.26)	(0.02)	(0.02)	—
Distributions from net realized gains	(0.73)	(1.50)	(0.82)	(0.28)	(0.04)
Total distributions	(0.74)	(1.76)	(0.84)	(0.30)	(0.04)

Net asset value at end of year	$14.73	$16.61	$15.91	$13.86	$11.96

Total return (b)	(7.07%)	16.67%	21.57%	18.77%	12.00%

Net assets at end of year (000’s)	$316,788	$277,703	$174,489	$102,679	$59,135

Ratio of total expenses to average net assets	0.93%	0.96%	0.97%	1.01%	1.10%

Ratio of net investment income (loss) to average net assets	0.02%	0.33%	1.96%	0.23%	(0.22%)

Portfolio turnover rate	29%	31%	49%	41%	35%

(a)	Amount rounds to less than a penny per share.

(b)

Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

DAVENPORT SMALL CAP FOCUS FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Year Ended March 31, 2016	Period Ended March 31, 2015 (a)
Net asset value at beginning of period	$10.41	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.01	(0.01)
Net realized and unrealized gains (losses) on investments	(1.07)	0.42
Total from investment operations	(1.06)	0.41

Less distributions:
Distributions from net realized gains	(0.01)	—

Net asset value at end of period	$9.34	$10.41

Total return (b)	(10.19%)	4.10	%(c)

Net assets at end of period (000’s)	$39,636	$31,291

Ratio of net expenses to average net assets	1.15%	1.25	%(d)(e)

Ratio of net investment income (loss) to average net assets	0.14%	(0.30%	)(d)(f)

Portfolio turnover rate	48%	15	%(c)

(a)	Represents the period from commencement of operations (December 31, 2014) through March 31, 2015.

(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

(e)	Absent advisory fee reductions, the ratio of total expenses to average net assets would have been 1.42%(d) for the period ended March 31, 2015 (Note 4).

(f)	Ratio was determined after advisory fee reductions.

See accompanying notes to financial statements.

DAVENPORT BALANCED INCOME FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Period
	Period Ended March 31, 2016 (a)
Net asset value at beginning of period	$10.00

Income from investment operations:
Net investment income	0.03
Net realized and unrealized gains on investments	0.26
Total from investment operations	0.29

Less distributions:
Dividends from net investment income	(0.02)

Net asset value at end of period	$10.27

Total return (b)	2.90	%(c)

Net assets at end of period (000’s)	$17,885

Ratio of total expenses to average net assets	2.25	%(d)

Ratio of net expenses to average net assets	1.25	%(d)(e)

Ratio of net investment income to average net assets	1.65	%(d)(e)

Portfolio turnover rate	7	%(c)

(a)	Represents the period from commencement of operations (December 31, 2015) through March 31, 2016.

(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

(e)	Ratio was determined after advisory fee reductions and expense reimbursements (Note 4).

See accompanying notes to financial statements.

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 2016

1. Organization

Davenport Core Fund, Davenport Value & Income Fund, Davenport Equity Opportunities Fund, Davenport Small Cap Focus Fund and Davenport Balanced Income Fund (individually, a “Fund,” and, collectively, the “Funds”) are each a no-load series of the Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not incorporated in this report. Davenport Core Fund began operations on January 15, 1998. Davenport Value & Income Fund and Davenport Equity Opportunities Fund each began operations on December 31, 2010. Davenport Small Cap Focus Fund began operations on December 31, 2014. Davenport Balanced Income Fund began operations on December 31, 2015.

Davenport Core Fund’s investment objective is long term growth of capital.

Davenport Value & Income Fund’s investment objective is to achieve long term growth while generating current income through dividend payments on portfolio securities.

Davenport Equity Opportunities Fund’s investment objective is long term capital appreciation.

Davenport Small Cap Focus Fund’s investment objective is long term capital appreciation.

Davenport Balanced Income Fund’s investment objective is current income and an opportunity for long term growth.

Davenport Core Fund, Davenport Value & Income Fund and Davenport Balanced Income Fund are each classified as a diversified fund. Davenport Equity Opportunities Fund and Davenport Small Cap Focus Fund are each classified as a non-diversified fund.

2. Significant Accounting Policies

As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, each Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange, including common stocks, are valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise, at the last quoted bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Investments representing shares of other investment companies, including money market funds, are valued at their net asset value as reported by such companies.

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Fixed income securities, including corporate bonds, are typically valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities.

When market quotations are not readily available, if a pricing service cannot provide a price or the investment adviser believes the price received from the pricing service is not indicative of market value, securities will be valued in good faith at fair value using methods consistent with procedures adopted by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

●    Level 1 – quoted prices in active markets for identical securities

●    Level 2 – other significant observable inputs

●    Level 3 – significant unobservable inputs

Fixed income securities, including corporate bonds, held by Davenport Balanced Income Fund are classified as Level 2 since the values for such securities are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2016, by security type:

Davenport Core Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$327,435,941	$—	$—	$327,435,941
Money Market Funds	8,300,704	—	—	8,300,704
Total	$335,736,645	$—	$—	$335,736,645

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Davenport Value & Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$431,047,797	$—	$—	$431,047,797
Money Market Funds	16,339,652	—	—	16,339,652
Total	$447,387,449	$—	$—	$447,387,449

Davenport Equity Opportunities Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$299,201,563	$—	$—	$299,201,563
Money Market Funds	17,824,702	—	—	17,824,702
Total	$317,026,265	$—	$—	$317,026,265

Davenport Small Cap Focus Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$38,999,023	$—	$—	$38,999,023
Money Market Funds	604,635	—	—	604,635
Total	$39,603,658	$—	$—	$39,603,658

Davenport Balanced Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$10,729,602	$—	$—	$10,729,602
Fixed Rate Corporate Bonds	—	5,045,483	—	5,045,483
Variable Rate Corporate Bonds	—	1,127,565	—	1,127,565
Money Market Funds	1,617,573	—	—	1,617,573
Total	$12,347,175	$6,173,048	$—	$18,520,223

Refer to each Fund’s Schedule of Investments for a listing of the securities by sector type. As of March 31, 2016, the Funds did not have any transfers into and out of any Level. There were no Level 3 securities or derivative instruments held by the Funds as of March 31, 2016. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation — The net asset value per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities are amortized using the interest method. Withholding taxes on foreign dividends have been recorded in accordance with the Funds’ understanding of the appropriate country’s rules and tax rates.

Security transactions — Security transactions are accounted for on trade date for financial reporting purposes. Gains and losses on securities sold are determined on a specific identification basis.

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Common expenses — Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders — Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of Davenport Core Fund, Davenport Value & Income Fund, Davenport Small Cap Focus Fund and Davenport Balanced Income Fund; and declared and paid semi-annually to shareholders of Davenport Equity Opportunities Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. Dividends and distributions are recorded on the ex-dividend date.

The tax character of distributions paid during the periods ended March 31, 2016 and March 31, 2015, is as follows:

	Period Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Davenport Core Fund	03/31/16	$ 1,852,639	$ 11,534,728	$ 13,387,367
	03/31/15	$ 2,802,392	$ 21,116,652	$ 23,919,044
Davenport Value & Income Fund	03/31/16	$ 8,850,088	$ 19,242,395	$ 28,092,483
	03/31/15	$ 7,486,896	$ 14,265,278	$ 21,752,174
Davenport Equity Opportunities Fund	03/31/16	$ 562,406	$ 13,926,905	$ 14,489,311
	03/31/15	$ 10,493,395	$ 11,657,396	$ 22,150,791
Davenport Small Cap Focus Fund	03/31/16	$ 37,962	$ —	$ 37,962
	03/31/15	$ —	$ —	$ —
Davenport Balanced Income Fund	03/31/16	$ 29,113	$ —	$ 29,113

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of March 31, 2016:

	Davenport Core Fund	Davenport Value & Income Fund	Davenport Equity Opportunities Fund
Cost of portfolio investments	$255,130,927	$393,695,903	$305,801,919
Gross unrealized appreciation	$90,984,384	$72,908,238	$42,507,419
Gross unrealized depreciation	(10,378,666)	(19,216,692)	(31,283,073)
Net unrealized appreciation	80,605,718	53,691,546	11,224,346
Undistributed ordinary income	21,930	475,505	—
Undistributed long-term gains	4,339,840	—	4,091,425
Accumulated capital and other losses	—	(6,252,235)	(833,320)
Total distibutable earnings	$84,967,488	$47,914,816	$14,482,451

	Davenport Small Cap Focus Fund	Davenport Balanced Income Fund
Cost of portfolio investments	$40,625,399	$17,886,274
Gross unrealized appreciation	$3,410,197	$689,470
Gross unrealized depreciation	(4,431,938)	(55,521)
Net unrealized appreciation (depreciation)	(1,021,741)	633,949
Undistributed ordinary income	—	7,790
Accumulated capital and other losses	(2,560,404)	(14,261)
Total distibutable earnings (accumulated deficit)	$(3,582,145)	$627,478

The difference between the federal income tax cost of portfolio investments and the financial statement cost for each Fund is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These timing differences are temporary in nature and are due to the tax deferral of losses on wash sales, adjustments to basis on publicly traded partnerships.

Certain capital losses incurred after October 31, 2015 and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. For the tax year ended March 31, 2016, Davenport Value & Income Fund, Davenport Equity Opportunities Fund, Davenport Small Cap Focus Fund and Davenport Balanced Income Fund deferred until April 1, 2016, post-October capital losses in the amount of $6,252,235, $760,553, $2,310,498 and $14,261, respectively.

Net qualified ordinary late year losses, incurred after December 31, 2015 and within the taxable year, are deemed to arise on the first day of the Funds following taxable year. For the tax year ended March 31, 2016, Davenport Equity Opportunities Fund and Davenport Small Cap Focus Fund deferred until April 1, 2016, qualified ordinary late year losses of $72,767, and $47,439, respectively.

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

As of March 31, 2016, Davenport Small Cap Focus Fund had a short-term capital loss carryforward for federal income tax purposes of $202,467, which may be carried forward indefinitely. This capital loss carryforward is available to offset realized capital gains in future years, thereby reducing future taxable gains distributions.

During the year ended March 31, 2016, Davenport Value & Income Fund reclassified $201 of distributions in excess of net realized gains against accumulated net investment income on the Statements of Assets and Liabilities. Also during the year ended March 31, 2016, Davenport Small Cap Focus Fund reclassified $184,774 of net realized losses against distributions in excess of net investment income and $19 of distributions in excess of net investment income against paid-in capital on the Statement of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, have no effect on each Fund’s net assets or net asset value per share.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all applicable open tax years (tax years ended March 31, 2013 through March 31, 2016) of each Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the period ended March 31, 2016:

	Davenport Core Fund	Davenport Value & Income Fund	Davenport Equity Opportunities Fund
Purchases of investment securities	$92,007,284	$145,879,377	$138,711,393
Proceeds from sales and maturities of investment securities	$72,042,705	$99,857,314	$84,679,872

	Davenport Small Cap Focus Fund	Davenport Balanced Income Fund
Purchases of investment securities	$34,787,222	$16,851,274
Proceeds from sales and maturities of investment securities	$17,338,047	$612,374

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENTS

Each Fund’s investments are managed by Davenport & Company LLC (the “Adviser”) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .75% on its average daily net assets. Certain officers and a Trustee of the Trust are also officers of the Adviser.

The Adviser has agreed, until August 1, 2017 for Davenport Small Cap Focus Fund and Davenport Balanced Income Fund, to reduce its investment advisory fees and to reimburse other operating expenses to the extent necessary to limit total annual operating expenses (excluding acquired fund fees and expenses) of each such Fund to an amount not exceeding 1.25% of average daily net assets. Any such fee reductions by the Adviser, or payments by the Adviser of expenses which are Davenport Small Cap Focus Fund’s and Davenport Balanced Income Fund’s obligation, are subject to repayment by the Funds for a period of three years from the end of the fiscal year when such fee reductions or reimbursements occurred, provided the Funds are able to effect such repayment and remain in compliance with the undertaking by the Adviser to limit expenses of the Funds. During the year ended March 31, 2016, the Adviser recouped from Davenport Small Cap Focus Fund $10,744 of previous advisory fee reductions. As of March 31, 2016, all advisory fee reductions and expense reimbursements have been repaid to the Adviser by Davenport Small Cap Focus Fund. During the period ended March 31, 2016, the Adviser did not collect any of its advisory fees from Davenport Balanced Income Fund and reimbursed such Fund for $5,730 of other operating expenses. The Adviser may seek repayment of such advisory fee reductions and expense reimbursements in the amount of $23,128 no later than March 31, 2019.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides fund administration, fund accounting, compliance and transfer agent services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies, and costs of pricing the Funds’ portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPENSATION OF TRUSTEES

Trustees and officers affiliated with an investment adviser to the Trust or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of an investment adviser or Ultimus receives from the Trust an annual retainer of $12,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees (except that such fee is $2,500 for the independent chairman); and a fee of $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

reimbursement of travel and other expenses incurred in attending meetings. Each Fund in the Trust pays its proportionate share of such fees. Effective April 1, 2016, the annual retainer will increase to $15,000, payable quarterly.

5. Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio would be adversely affected. As of March 31, 2016, Davenport Value & Income Fund had 28.8% of the value of its net assets invested in stocks within the Financials sector; Davenport Equity Opportunities Fund had 33.3% and 32.7% of the value of its net assets invested in stocks within the Consumer Discretionary sector and Financials sector, respectively; Davenport Small Cap Focus Fund had 28.4% and 26.8% of the value of its net assets invested in stocks within the Consumer Discretionary sector and Financials sector, respectively; and Davenport Balanced Income Fund had 29.7% of the value of its net assets invested in stocks and bonds within the Financials sector.

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

THE DAVENPORT FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of The Davenport Funds and
Board of Trustees of Williamsburg Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Davenport Core Fund, Davenport Value & Income Fund, Davenport Equity Opportunities Fund, Davenport Small Cap Focus Fund and Davenport Balanced Income Fund (“The Davenport Funds” or “Funds”), each a series of Williamsburg Investment Trust, as of March 31, 2016, and the related statements of operations and changes in net assets and the financial highlights for the year then ended for Davenport Core Fund, Davenport Value & Income Fund, Davenport Equity Opportunities Fund, and Davenport Small Cap Focus Fund, and for the period December 31, 2015 (commencement of operations) through March 31, 2016 for Davenport Balanced Income Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Funds’ financial statements and financial highlights for the years ended prior to March 31, 2016, were audited by other auditors, whose report dated May 22, 2015, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2016, the results of their operations, the changes in their net assets, and the financial highlights for the year or period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
May 26, 2016

THE DAVENPORT FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

	Trustees and Officers	Address	Year of Birth	Position Held with the Trust	Length of Time Served
	Robert S. Harris, Ph.D.	100 Darden Boulevard Charlottesville, VA	1949	Chairman and Trustee	Since January 2007
*	John P. Ackerly, IV	One James Center 901 E. Cary Street Richmond, VA	1963	Trustee and President of Davenport Funds	Since November 1997
*	John T. Bruce	800 Main Street Lynchburg, VA	1953	Trustee and President of FBP Funds	Since September 1988
	George K. Jennison	5101 Stratford Crescent Richmond, VA 23226	1957	Trustee	Since January 2015
	Harris V. Morrissette	100 Jacintoport Boulevard Saraland, AL	1959	Trustee	Since March 1993
	Elizabeth W. Robertson	305 Marston Lane Richmond, VA	1953	Trustee	Since February 2014
	George L. Smith, III	One James Center 901 E. Cary Street Richmond, VA	1976	Vice President	Since February 2011
	Robert G. Dorsey	225 Pictoria Drive, Suite 450 Cincinnati, OH	1957	Vice President	Since November 2000
	Mark J. Seger	225 Pictoria Drive, Suite 450 Cincinnati, OH	1962	Treasurer	Since November 2000
	Tina H. Bloom	225 Pictoria Drive, Suite 450 Cincinnati, OH	1968	Chief Compliance Officer and Secretary	Since August 2006

*

Messrs. Ackerly and Bruce, as affiliated persons of investment advisers to the Trust, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

THE DAVENPORT FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Each Trustee oversees twelve portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Robert S. Harris, Ph.D. is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

John P. Ackerly, IV is Senior Vice President and Portfolio Manager of the Adviser.

John T. Bruce is President, Director and member of the Executive Committee of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

George K. Jennison is President of Oyster Consulting, LLC (a financial consulting firm). He previously was a financial adviser with Wells Fargo Advisors, LLC.

Harris V. Morrissette is President of China Doll Rice and Beans, Inc. and Dixie Lily Foods. He is also a Director of International Shipholding Corporation (cargo transportation) and a Director of Trustmark National Bank (bank holding company). Previously, he was Chairman of Azalea Aviation, Inc. (airplane fueling) until January 2012.

Elizabeth W. Robertson is Chief Financial Officer for Monument Restaurants LLC (restaurant franchises) and a Director of Towne Bank.

George L. Smith, III is Senior Vice President and Portfolio Manager of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Tina H. Bloom is Director of Fund Administration of Ultimus Fund Solutions, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-800-281-3217.

THE DAVENPORT FUNDS
YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other expenses. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment return of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2015 for Davenport Core Fund, Davenport Value & Income Fund, Davenport Equity Opportunities Fund and Davenport Small Cap Focus Fund and December 31, 2015 for Davenport Balanced Income Fund) and held through March 31, 2016).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the applicable Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not each Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about each Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

THE DAVENPORT FUNDS
YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expense Ratio(a)	Expenses Paid During Period(b)
Davenport Core Fund
Based on Actual Fund Return	$1,000.00	$1,040.80	0.92%	$4.69
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.40	0.92%	$4.65
Davenport Value & Income Fund
Based on Actual Fund Return	$1,000.00	$1,083.80	0.91%	$4.74
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.45	0.91%	$4.60
Davenport Equity Opportunities Fund
Based on Actual Fund Return	$1,000.00	$1,053.00	0.93%	$4.77
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.35	0.93%	$4.70
Davenport Small Cap Focus Fund
Based on Actual Fund Return	$1,000.00	$1,028.60	1.11%	$5.63
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.45	1.11%	$5.60

(a)	Annualized, based on the Fund’s most recent one-half year expenses.
(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

	Beginning Account Value October 1, 2015(a)	Ending Account Value March 31, 2016	Net Expense Ratio(b)	Expenses Paid During Period(c)
Davenport Balanced Income Fund
Based on Actual Fund Return	$1,000.00	$1,029.00	1.25%	$3.19
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.75	1.25%	$6.31

(a)	Beginning Account Value is as of December 31, 2015 (date of commencement of operations) for the Actual Fund Return information.

(b)	Annualized, based on the Fund’s net expenses for the period since the commencement of operations (December 31, 2015).

(c)

Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 92/366 (to reflect the period since inception) and 183/366 (to reflect the one-half year period), for Actual Fund Return and Hypothectical 5% Return information, respectively.

THE DAVENPORT FUNDS OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for each Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-800-281-3217. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A complete listing of portfolio holdings for each Fund is updated daily and can be reviewed at the Funds’ website at http://www.investdavenport.com.

CHANGE IN INDEPENDENT AUDITOR

On February 23, 2016, Cohen Fund Audit Services, Ltd. (“Cohen”) was selected as the Funds’ new independent auditor, replacing Ernst & Young LLP (“EY”) as independent auditor of the Funds. The Funds’ selection of Cohen as independent auditor was recommended and approved by the Trust’s Audit Committee and was ratified by the Trust’s Board of Trustees.

EY’s reports on the Funds’ financial statements for the prior two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal years, and through the date of EY’s replacement, there were no disagreements between the Trust and EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of EY, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years. Prior to February 23, 2016, Cohen was not contacted during the prior two fiscal years regarding the application of accounting principles to any particular financial matter.

THE DAVENPORT FUNDS FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized capital gains made by the Funds during the year ended March 31, 2016. During the year ended March 31, 2016, Davenport Core Fund, Davenport Value & Income Fund and Davenport Equity Opportunities Fund paid long-term capital gain distributions of $11,534,728, $19,242,395 and $13,926,905, respectively. Certain dividends paid by the Funds may be subject to a maximum rate of 23.8%. Davenport Core Fund, Davenport Value & Income Fund, Davenport Equity Opportunities Fund, Davenport Small Cap Focus Fund and Davenport Balanced Income Fund intend to designate up to a maximum amount of $1,852,639, $8,850,088, $562,406, $37,962 and $29,113, respectively, as taxed at a maximum rate of 23.8%. For the fiscal year ended March 31, 2016, 100% of the dividends paid from ordinary income by each Fund qualified for the dividends received deduction for corporations.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2016 1099-DIV.

THE DAVENPORT FUNDS
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENT (Unaudited)

At an in-person meeting held on February 23, 2016, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreements with the Adviser on behalf of Davenport Core Fund, the Davenport Value & Income Fund, the Davenport Equity Opportunities Fund and the Davenport Small Cap Focus Fund. Below is a discussion of the factors considered by the Board of Trustees along with the conclusions with respect thereto that formed the basis for the Board’s approval.

In selecting the Adviser and approving the continuance of the Investment Advisory Agreements, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser.

The Trustees’ evaluation of the quality of the Adviser’s services took into account their knowledge and experience gained through meetings with and reports of the Adviser’s senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund’s performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives and to the Adviser’s comparably managed private accounts. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, were considered in light of the Funds’ compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds’ independent public accounting firm in periodic meetings with the Trust’s Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives as well as the private accounts managed by the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser’s profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called “fallout” benefits to the Adviser. The Trustees also considered the fact that all of the Funds’ portfolio trades were executed by the Adviser at no cost to the Funds. In evaluating each Fund’s advisory fees, the Trustees took into account the complexity and quality of the investment management of the Fund.

THE DAVENPORT FUNDS
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENT (Unaudited)
(Continued)

Based upon their review of this information, the Independent Trustees concluded that: (i) based on the performance of each of the Funds, the Adviser’s demonstrated commitment to long-term investing and its team-oriented management approach, the Adviser has provided quality services to the Funds; (ii) the advisory fees payable by each Fund to the Adviser are competitive with fees for comparably managed funds and the Independent Trustees believe the fees to be reasonable given the scope and quality of services provided by the Adviser and the resources that are dedicated to its investment process; (iii) the total operating expense ratio of each Fund is lower than the average expense ratio for comparably managed funds, according to statistics derived from Morningstar, Inc.; (iv) the Adviser has further benefited the Funds’ shareholders by executing portfolio transactions at no cost to the Funds; and (v) the profits of the Adviser with respect to its management of the Funds are reasonable.

The Independent Trustees considered the extent to which economies of scale are being realized as the Funds grow and whether fee levels reflect these economies of scale. The Independent Trustees also considered the “fallout” benefits to the Adviser with respect to the Funds, but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreements. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue the Investment Advisory Agreements without modification to its terms, including the fees charged for services thereunder.

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THE DAVENPORT FUNDS

Investment Adviser
Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, Virginia 23219-4037

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
1-800-281-3217

Custodian
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Independent Registered Public
Accounting Firm
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Legal Counsel
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

Board of Trustees
Robert S. Harris, Ph.D., Chairman
John P. Ackerly, IV
John T. Bruce
George K. Jennison
Harris V. Morrissette
Elizabeth W. Robertson

Officers
John P. Ackerly, IV, President
George L. Smith, III, Vice President

One James Center

901 East Cary Street

Richmond, VA 23219

Davenport & Company LLC

Member: NYSE ● SIPC

Toll Free: (800) 846-6666

www.investdavenport.com

FBP Equity & Dividend Plus Fund FBP Appreciation & Income Opportunities Fund Annual Report March 31, 2016 No-Load Funds

Letter to Shareholders	May 19, 2016

We are pleased to report on your Funds and their investments for the annual period ended March 31, 2016 and to provide some additional information since we last communicated with you.

Economic and Market Update

The markets have had a very nice recovery since our last report to you, which was for the period ended September 30, 2015. For the six months ended March 31, 2016, the FBP Equity & Dividend Plus Fund gained 8.06% and the FBP Appreciation & Income Opportunities Fund gained 5.10%. As we discussed in that last report, with the selloff in stocks in September, the reward versus risk profile of stocks had improved. Others saw that as well and investors drove stock prices higher into yearend 2015. Calendar 2016 started with a bumpy ride, as stocks fell nearly 11% through early February before enjoying a strong rally to close the quarter and the fiscal year.

Slowing economic growth in China would have to be near the top of the list of factors for the market weakness early in 2016. Policy makers in Beijing were obviously concerned enough about softening economic growth to initiate another wave of currency devaluation in early January. Later that month, a surprise announcement by the Bank of Japan to adopt a negative interest rate policy also worried investors. Furthermore, commodity price weakness, geopolitical tensions, looming interest rate increases and election year uncertainty contributed to the elevated levels of fear in the equity markets. Bank stocks were particularly weak and momentum stocks, biotechs for example, collapsed. Amid that backdrop, some analysts began lowering U.S. GDP projections, and recessionary fears began to surface.

While China deserves much of the blame for the downturn in January, U.S. Federal Reserve (the “Fed”) Chair Janet Yellen gets at least some credit for this recent market rally. Congressional testimony by Yellen in February and the actual FOMC statement in March made it clear that future Fed actions to raise interest rates would be measured and take into consideration ongoing data points, including financial market conditions. As U.S. economic reports were released during the quarter, the domestic economy continued to show modest strength even in the face of the headwinds noted above. Payrolls increased by more than 200,000, and the unemployment rate ticked lower to 4.9% in January and February before ending the quarter unchanged at 5%. Even the labor participation rate moved up, advancing for the fourth straight month as more Americans joined the workforce. Another positive was evident in commodity prices, which moved higher late in the quarter. A number of oil and gas exploration companies announced further cuts to their capital expenditure plans, and subsequently crude oil prices staged a significant rally. In a sign of confidence, Jamie Dimon, CEO of JPMorgan, bought a significant stake in his company’s stock on February 11, the market low, helping to arrest the bank stock panic. Reassuring language from Chinese officials concerning their economy also reduced some of the previous bearish sentiment. What we witnessed this quarter was a growth scare that has now passed. The U.S. economy remains in a slow growth mode, and is accompanied by low inflation and low interest rates.

With the Fed softening its plan to raise the fed funds rate multiple times in 2016 and with volatile equity prices contributing to a “flight to quality” environment, interest rates for U.S. government bonds fell sharply during the most recent quarter. The ten-year bond yield fell to 1.78% from 2.27% at the end of calendar 2015, touching low levels not seen since 2012.

As we look forward, the slow growth environment certainly gives us concern about the strength of corporate profits. Current expectations are for very modest increases. While the last two quarters displayed weak GDP growth, some recent indicators may well be pointing to an improved environment. The Federal Reserve Bank

1

of Atlanta’s GDP Now growth tracker estimates the U.S. economy is expanding at a 2.5% clip in the second quarter, and U.S. crude-oil prices have extended their sharp rebound, hitting levels last seen in November. While not gangbuster growth, improved earnings from energy and industrial companies combined with slightly higher growth may well be a surprise and produce earning growth above expectations. With the S&P 500 Index trading at approximately 16 times estimated earnings, valuation is elevated but not extreme, especially when considering the level of interest rates. In this environment, we expect to see continued restructuring by companies, acquisitions to increase growth opportunities and stock buybacks. Our focus continues to be on investing in undervalued companies that are returning cash to shareholders through above average and increasing dividends and through share repurchases. Our use of covered call options is an additional enhancement to increase the cash flow received by the Funds.

FBP Equity & Dividend Plus Fund Review

The FBP Equity & Dividend Plus Fund returned -2.31% for the fiscal year ended March 31, 2016. The S&P 500 Index (the “Index”) returned 1.78% over the same period. The Fund was 94.4% equity and 5.6% cash at fiscal year end. Returns were weak over the first half of the reporting period and improved in the second half. In the earlier period, a concentrated number of large, fast growing technology and healthcare companies (Facebook, Amazon, Netflix, Google and Allergan) led the market. Value and dividend focused strategies, similar to those used to manage the Funds, lagged. The Funds relative returns were also held back by exposure to more cyclical Energy, Materials and Consumer Discretionary investments. Since our last report to you for the period ended September 30, 2015, the Fund has gained 8.06% versus 8.49% for the Index. Sentiment shifted during this period and stocks displaying value characteristics benefited. Higher dividend yielding sectors such as Healthcare, Telecommunications and Utilities were positive contributors. In addition, a number of cyclically-oriented stocks, which were heavily discounted during the market selloff due to recessionary fears, saw strong stock price rebounds. The Information Technology, Industrials and Consumer Staples sectors aided results. Materials continued to be a drag on the Fund due to low commodity prices while Financials were weighted down by dovish talk from the Fed. We sold shares of Potash Corp. and Noble Corp. over growing concerns about their ability to sustain dividend payout rates and reduced the size of the Coca Cola holding based on valuation. The Fund purchased a new position in Mosaic Corp., a major global supplier of agricultural fertilizer which could be viewed as a replacement for Potash. Mosaic has an attractive dividend yield and trades at a significant discount to its long-term replacement value. The Fund also purchased KeyCorp, a Cleveland-based regional bank, which trades at attractive valuation levels and has an expected above-average earnings growth rate.

FBP Appreciation & Income Opportunities Fund Review

The FBP Appreciation & Income Opportunities Fund returned -4.48% for the fiscal year ended March 31, 2016. The S&P 500 Index (the “Index”) returned 1.78% and the Barclays U.S. Government/Credit Index returned 1.75% over the same period. The Fund was 75.5% equity, 10.7% fixed income and 13.8% cash at fiscal year end. Returns were especially weak over the first half of the reporting period with some improvement over the second half. Value strategies lagged over the earlier period as momentum and growth oriented strategies did well with market leadership concentrated in a small number of large, fast growing technology and healthcare names (Facebook, Amazon, Netflix, Google and Allergan). The Funds relative returns were also held back by exposure to more cyclical Energy, Materials and Consumer Discretionary sectors.

However, since our last report to you for the period ended September 30, 2015, the Fund has gained 5.10% versus 8.49% for the Index and 2.70% for the Barclays U.S. Government/Credit Index. Sentiment shifted during this period and stocks displaying value characteristics benefited. Higher dividend yielding sectors such as Telecommunications and Utilities were positive contributors. In addition, a number of cyclically-

2

oriented stocks, which were heavily discounted during the market selloff due to recessionary fears, saw strong stock price rebounds. Information Technology and Industrials did especially well. Energy, while recovering near the end of the period, continued to be a drag on the Fund due to low commodity prices while Financials were weighted down by dovish talk from the Fed. The Fund recently increased its ownership in Bloomin’ Brands, operator of Outback Steakhouse, Fleming’s Prime Steakhouse, Carrabba’s Italian Grill and Bonefish Grill. The first purchase of Bloomin’ Brands was last fall and we believe its formats offer significant growth opportunities, trading at an especially attractive valuation of less than 12 times forward earnings. The Fund also made an opportunistic purchase of a Pioneer Natural Resources bond when spreads had widened over energy concerns. Additionally, the Fund made its first purchase of a closed-end high yield fund last September, when the fund was trading at an attractive yield and significant discount to its net asset value.

We want to thank you for your continued support and investment in the Flippin, Bruce & Porter Funds. Please visit our website at www.fbpfunds.com for information on your Funds and the investment philosophy and process we utilize to achieve their investment objectives.

John T. Bruce, CFA
President - Portfolio Manager
May 18, 2016

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Updated performance information, current through the most recent month-end, is available by contacting the Funds at 1-866-738-1127.

This report is submitted for the general information of the shareholders of the Funds. It reflects our views, opinions and portfolio holdings as of the date of this letter. These views are subject to change at any time based upon market or other conditions. For more current information throughout the year please visit www.fbpfunds.com or call the Funds at 1-866-738-1127. This report is not authorized for distribution to prospective investors in the Funds unless accompanied by a current prospectus.

3

THE FLIPPIN, BRUCE & PORTER FUNDS
COMPARATIVE PERFORMANCE CHARTS
(Unaudited)

Performance for each Fund is compared to the most appropriate broad-based index, the Standard and Poor’s 500® Index, an unmanaged index of 500 large common stocks. Results are also compared to the Consumer Price Index, a measure of inflation.

4

THE FLIPPIN, BRUCE & PORTER FUNDS
COMPARATIVE PERFORMANCE CHARTS
(Unaudited) (Continued)

Average Annual Total Returns(a) (for periods ended March 31, 2016)
	1 Year	5 Years	10 Years
FBP Equity & Dividend Plus Fund	(2.31%)	5.19%	2.04%
FBP Appreciation & Income Opportunities Fund	(4.48%)	4.85%	3.28%
Standard & Poor’s 500® Index	1.78%	11.58%	7.01%
Consumer Price Index	1.02%	1.39%	1.78%

(a)

Total returns are a measure of the change in value of an investment in the Funds over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Funds. Returns do not reflect the deduction of taxes a shareholder would pay on the Funds’ distributions or the redemption of Fund shares.

5

FBP EQUITY & DIVIDEND PLUS FUND
PORTFOLIO INFORMATION
March 31, 2016 (Unaudited)

General Information
Net Asset Value Per Share	$22.65
Total Net Assets (Millions)	$24.8
Current Expense Ratio	1.07%
Portfolio Turnover	21%
Fund Inception Date	7/30/1993

Stock Characteristics	Fund	S&P 500® Index
Number of Stocks	53	500
Weighted Avg Market Capitalization (Billions)	$123.9	$127.9
Price-to-Earnings Ratio (Bloomberg 1 Yr. Forecast EPS)	13.9	15.2
Price-to-Book Value	1.8	2.6

Asset Allocation (% of Net Assets)

Sector Diversification vs. the S&P 500® Index

Ten Largest Equity Holdings	% of Net Assets
JPMorgan Chase & Company	3.7%
Procter & Gamble Company (The)	3.3%
Cisco Systems, Inc.	3.1%
Merck & Company, Inc.	2.7%
Apple, Inc.	2.7%
General Electric Company	2.7%
AT&T, Inc.	2.5%
Western Union Company (The)	2.5%
FirstEnergy Corporation	2.5%
Microsoft Corporation	2.5%

6

FBP APPRECIATION & INCOME OPPORTUNITIES FUND
PORTFOLIO INFORMATION
March 31, 2016 (Unaudited)

General Information
Net Asset Value Per Share	$16.55
Total Net Assets (Millions)	$31.7
Current Expense Ratio	1.00%
Portfolio Turnover	23%
Fund Inception Date	7/3/1989

Asset Allocation (% of Net Assets)

Common Stock Portfolio (75.5% of Fund )
Number of Stocks	56
Weighted Avg Market Capitalization (Billions)	$110.6
Price-to-Earnings Ratio (Bloomberg 1 Yr. Forecast EPS)	14.1
Price-to-Book Value	1.7

Five Largest Sectors	% of Net Assets
Financials	16.3%
Information Technology	14.5%
Energy	8.9%
Industrials	8.1%
Consumer Discretionary	8.1%

Fixed-Income Portfolio (9.7% of Fund)
Number of Fixed-Income Securities	6
Average Quality	BBB
Average Weighted Maturity	3.2 yrs.
Average Effective Duration	2.9 yrs.

Sector Breakdown	% of Net Assets
Energy	3.2%
Industrials	2.3%
Consumer Discretionary	1.6%
Financials	1.6%
Municipal Bond	1.0%

Ten Largest Equity Holdings	% of Net Assets
Cisco Systems, Inc.	3.1%
Microsoft Corporation	3.0%
Bank of America Corporation	2.5%
Travelers Companies, Inc. (The)	2.4%
Merck & Company, Inc.	2.3%
JPMorgan Chase & Company	2.2%
MetLife, Inc.	2.1%
Western Union Company (The)	2.1%
Wal-Mart Stores, Inc.	1.9%
Apple, Inc.	1.9%

7

FBP EQUITY & DIVIDEND PLUS FUND SCHEDULE OF INVESTMENTS March 31, 2016

COMMON STOCKS — 94.4%	Shares	Value
Consumer Discretionary — 7.8%
Best Buy Company, Inc. (a)	10,000	$324,400
Coach, Inc. (a)	11,000	440,990
Ford Motor Company	34,400	464,400
Kohl's Corporation (a)	8,000	372,880
Staples, Inc.	31,000	341,930
		1,944,600
Consumer Staples — 8.5%
Coca-Cola Company (The) (a)	6,000	278,340
PepsiCo, Inc. (a)	4,000	409,920
Procter & Gamble Company (The) (a)	10,000	823,100
Wal-Mart Stores, Inc. (a)	8,700	595,863
		2,107,223
Energy — 9.0%
California Resources Corporation	552	569
Chevron Corporation	6,000	572,400
ConocoPhillips	12,200	491,294
Exxon Mobil Corporation	3,500	292,565
Occidental Petroleum Corporation (a)	5,900	403,737
Royal Dutch Shell plc - Class B - ADR	9,500	467,305
		2,227,870
Financials — 19.4%
BB&T Corporation	15,500	515,685
First Niagara Financial Group, Inc.	28,000	271,040
HSBC Holdings plc - ADR	12,000	373,440
JPMorgan Chase & Company (a)	15,358	909,501
KeyCorp	20,900	230,736
Manulife Financial Corporation	20,000	282,600
MetLife, Inc.	11,200	492,128
People's United Financial, Inc.	25,000	398,250
Prudential Financial, Inc.	6,900	498,318
U.S. Bancorp	14,200	576,378
Ventas, Inc.	4,000	251,840
		4,799,916
Health Care — 6.3%
Johnson & Johnson	2,600	281,320
Merck & Company, Inc.	12,800	677,248
Pfizer, Inc.	20,000	592,800
		1,551,368
Industrials — 11.7%
Eaton Corporation plc	8,000	500,480
Emerson Electric Company	10,000	543,800
General Electric Company (a)	20,800	661,232
Koninklijke Philips N.V.	11,000	314,050

8

FBP EQUITY & DIVIDEND PLUS FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 94.4% (Continued)	Shares	Value
Industrials — 11.7% (Continued)
R.R. Donnelley & Sons Company (a)	21,000	$344,400
United Parcel Service, Inc. - Class B	2,600	274,222
United Technologies Corporation	2,500	250,250
		2,888,434
Information Technology — 18.5%
Apple, Inc.	6,100	664,839
Applied Materials, Inc. (a)	15,000	317,700
Cisco Systems, Inc. (a)	27,000	768,690
Hewlett Packard Enterprise Company (a)	19,500	345,735
HP, Inc.	30,000	369,600
Intel Corporation	10,000	323,500
International Business Machines Corporation	3,700	560,365
Microsoft Corporation (a)	11,000	607,530
Western Union Company (The) (a)	32,000	617,280
		4,575,239
Materials — 4.8%
E.I. du Pont de Nemours and Company (a)	2,500	158,300
Mosaic Company (The)	9,000	243,000
Nucor Corporation (a)	9,000	425,700
Rio Tinto plc - ADR (a)	12,600	356,202
		1,183,202
Telecommunication Services — 4.3%
AT&T, Inc. (a)	16,000	626,720
CenturyLink, Inc. (a)	14,000	447,440
		1,074,160
Utilities — 4.1%
FirstEnergy Corporation (a)	17,000	611,490
PPL Corporation (a)	11,000	418,770
		1,030,260

Total Common Stocks (Cost $19,732,974)		$23,382,272

9

FBP EQUITY & DIVIDEND PLUS FUND SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 6.5%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.23% (b) (Cost $1,614,206)	1,614,206	$1,614,206

Total Investments at Value — 100.9% (Cost $21,347,180)		$24,996,478

Liabilities in Excess of Other Assets — (0.9%)		(232,423)

Net Assets — 100.0%		$24,764,055

ADR - American Depositary Receipt.

(a)	Security covers a written call option.

(b)	The rate shown is the 7-day effective yield as of March 31, 2016.

See accompanying notes to financial statements.

10

FBP EQUITY & DIVIDEND PLUS FUND SCHEDULE OF WRITTEN OPTION CONTRACTS March 31, 2016

COVERED CALL OPTIONS	Option Contracts	Value of Options	Premiums Received
Applied Materials, Inc.,
07/15/2016 at $20	150	$28,200	$11,843
AT&T, Inc.,
10/21/2016 at $39	75	9,075	7,647
Best Buy Company, Inc.,
09/16/2016 at $35.55	100	14,900	18,196
CenturyLink, Inc.,
10/21/2016 at $35	70	7,350	8,187
Cisco Systems, Inc.,
10/21/2016 at $28	80	14,000	9,502
Coach, Inc.,
11/18/2016 at $44	50	10,250	9,598
Coca-Cola Company (The),
05/20/2016 at $45	60	11,400	5,877
E.I. du Pont de Nemours and Company,
04/15/2016 at $60	25	9,375	6,174
FirstEnergy Corporation,
10/21/2016 at $38	100	14,000	11,696
General Electric Company,
09/16/2016 at $33	82	6,150	8,360
Hewlett Packard Enterprise Company,
05/20/2016 at $16	195	42,900	14,422
JPMorgan Chase & Company,
06/17/2016 at $67.5	10	100	2,020
Kohl's Corporation,
07/15/2016 at $60	38	190	5,584
Microsoft Corporation,
06/17/2016 at $57.5	45	5,130	7,513
07/15/2016 at $57.5	65	8,840	13,127
Nucor Corporation,
10/21/2016 at $48	70	21,700	13,326
Occidental Petroleum Corporation,
05/20/2016 at $77.5	25	775	6,924
PepsiCo, Inc.,
07/15/2016 at $105	40	6,640	8,678
PPL Corporation,
07/15/2016 at $35	60	21,600	8,217
Procter & Gamble Company (The),
07/15/2016 at $85	50	4,800	11,148
R.R. Donnelley & Sons Company,
06/17/2016 at $19	208	3,120	11,327
Rio Tinto plc - ADR,
07/15/2016 at $30	70	12,040	10,987

11

FBP EQUITY & DIVIDEND PLUS FUND SCHEDULE OF WRITTEN OPTION CONTRACTS (Continued)

COVERED CALL OPTIONS	Option Contracts	Value of Options	Premiums Received
Wal-Mart Stores, Inc.,
06/17/2016 at $67.5	50	$12,900	$5,148
Western Union Company (The),
05/20/2016 at $20	220	11,000	15,830
		$276,435	$231,331

ADR - American Depositary Receipt.

See accompanying notes to financial statements.

12

FBP APPRECIATION & INCOME OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS March 31, 2016

COMMON STOCKS — 75.5%	Shares	Value
Consumer Discretionary — 8.1%
Best Buy Company, Inc. (a)	10,000	$324,400
Bloomin' Brands, Inc.	22,000	371,140
Coach, Inc. (a)	12,000	481,080
Ford Motor Company	34,000	459,000
Kohl's Corporation	9,000	419,490
Staples, Inc.	35,000	386,050
Target Corporation	1,500	123,420
		2,564,580
Consumer Staples — 5.8%
Avon Products, Inc.	24,000	115,440
CVS Health Corporation	3,800	394,174
PepsiCo, Inc.	3,200	327,936
Procter & Gamble Company (The) (a)	4,500	370,395
Wal-Mart Stores, Inc.	9,000	616,410
		1,824,355
Energy — 8.9%
Baker Hughes, Inc.	8,000	350,640
California Resources Corporation	487	501
Chevron Corporation	5,000	477,000
ConocoPhillips	12,500	503,375
Devon Energy Corporation	14,000	384,160
Noble Corporation plc	24,000	248,400
Occidental Petroleum Corporation	5,200	355,836
Royal Dutch Shell plc - Class B - ADR	10,000	491,900
		2,811,812
Financials — 16.3%
Bank of America Corporation	59,000	797,680
Bank of New York Mellon Corporation (The)	13,500	497,205
Capital One Financial Corporation	6,000	415,860
Comerica, Inc.	7,000	265,090
First Niagara Financial Group, Inc.	24,000	232,320
JPMorgan Chase & Company	12,000	710,640
Lincoln National Corporation	14,000	548,800
MetLife, Inc.	15,000	659,100
Travelers Companies, Inc. (The)	6,500	758,615
Ventas, Inc.	4,500	283,320
		5,168,630
Health Care — 4.2%
Merck & Company, Inc.	14,000	740,740
Pfizer, Inc.	20,000	592,800
		1,333,540

13

FBP APPRECIATION & INCOME OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 75.5% (Continued)	Shares	Value
Industrials — 8.1%
Eaton Corporation plc	8,000	$500,480
FedEx Corporation	1,700	276,624
General Electric Company	17,000	540,430
Ingersoll-Rand plc	4,700	291,447
Koninklijke Philips N.V.	16,025	457,514
Norfolk Southern Corporation	3,000	249,750
United Technologies Corporation	2,500	250,250
		2,566,495
Information Technology — 14.5%
Apple, Inc.	5,600	610,344
Cisco Systems, Inc. (a)	35,000	996,450
EMC Corporation	10,000	266,500
Hewlett Packard Enterprise Company	16,000	283,680
HP, Inc.	20,000	246,400
International Business Machines Corporation	4,000	605,800
Microsoft Corporation (a)	17,000	938,910
Western Union Company (The)	34,000	655,860
		4,603,944
Materials — 4.8%
E.I. du Pont de Nemours and Company (a)	8,000	506,560
Freeport-McMoRan, Inc. (a)	25,000	258,500
Mosaic Company (The)	6,000	162,000
Nucor Corporation (a)	6,000	283,800
Rio Tinto plc - ADR (a)	11,000	310,970
		1,521,830
Telecommunication Services — 2.6%
AT&T, Inc. (a)	12,000	470,040
CenturyLink, Inc. (a)	11,000	351,560
		821,600
Utilities — 2.2%
FirstEnergy Corporation (a)	8,000	287,760
PPL Corporation (a)	11,000	418,770
		706,530

Total Common Stocks (Cost $19,007,963)		$23,923,316

CORPORATE BONDS — 8.7%	Par Value	Value
Consumer Discretionary — 1.6%
Mattel, Inc., 2.35%, due 05/06/2019	$500,000	$506,390

Energy — 3.2%
Dominion Resources, Inc., 2.50%, due 12/01/2019	500,000	505,661

14

FBP APPRECIATION & INCOME OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued)

CORPORATE BONDS — 8.7%(Continued)	Par Value	Value
Energy — 3.2% (Continued)
Pioneer Natural Resources Company, 3.95%, due 07/15/2022	$500,000	$507,734
		1,013,395
Financials — 1.6%
Prudential Financial, Inc., 3.00%, due 05/12/2016	500,000	500,998

Industrials — 2.3%
Ryder System, Inc., 2.50%, due 05/11/2020	750,000	740,438

Total Corporate Bonds (Cost $2,741,198)		$2,761,221

MUNICIPAL BONDS — 1.0%	Par Value	Value
Wise Co., Virginia, Industrial Dev. Authority, Revenue, 1.70%, due 02/01/2017 (Cost $299,677)	$300,000	$300,267

CLOSED-END FUNDS — 1.0%	Shares	Value
Prudential Short Duration High Yield Fund, Inc. (Cost $291,069)	20,000	$308,000

MONEY MARKET FUNDS — 14.2%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.23% (b)	3,083,901	$3,083,901
First American Government Obligations Fund - Class Z, 0.20% (b)	1,419,534	1,419,534
Total Money Market Funds (Cost $4,503,435)		$4,503,435

Total Investments at Value — 100.4% (Cost $26,843,342)		$31,796,239

Liabilities in Excess of Other Assets — (0.4%)		(127,734)

Net Assets — 100.0%		$31,668,505

ADR - American Depositary Receipt.

(a)	Security covers a written call option.

(b)	The rate shown is the 7-day effective yield as of March 31, 2016.

See accompanying notes to financial statements.

15

FBP APPRECIATION & INCOME OPPORTUNITIES FUND SCHEDULE OF WRITTEN OPTION CONTRACTS March 31, 2016

COVERED CALL OPTIONS	Option Contracts	Value of Options	Premiums Received
AT&T, Inc.,
10/21/2016 at $39	60	$7,260	$6,297
Best Buy Company, Inc.,
09/16/2016 at $35.55	100	14,900	18,195
CenturyLink, Inc.,
10/21/2016 at $35	50	5,250	5,848
Cisco Systems, Inc.,
10/21/2016 at $28	100	17,500	15,196
Coach, Inc.,
11/18/2016 at $44	60	12,300	11,517
E.I. du Pont de Nemours and Company,
04/15/2016 at $60	40	15,000	9,908
07/15/2016 at $72.5	40	1,480	9,078
FirstEnergy Corporation,
10/21/2016 at $38	40	5,600	4,678
Freeport-McMoRan, Inc.,
08/19/2016 at $12	250	28,500	29,239
Microsoft Corporation,
06/17/2016 at $57.5	20	2,280	3,844
Nucor Corporation,
10/21/2016 at $48	50	15,500	9,519
PPL Corporation,
07/15/2016 at $35	70	25,200	10,287
Procter & Gamble Company (The),
07/15/2016 at $85	20	1,920	4,459
Rio Tinto plc - ADR,
07/15/2016 at $30	30	5,160	4,709
		$157,850	$142,774

ADR - American Depositary Receipt.

See accompanying notes to financial statements.

16

THE FLIPPIN, BRUCE & PORTER FUNDS STATEMENTS OF ASSETS AND LIABILITIES March 31, 2016

	FBP Equity & Dividend Plus Fund	FBP Appreciation & Income Opportunities Fund
ASSETS
Investments in securities:
At acquisition cost	$21,347,180	$26,843,342
At value (Note 2)	$24,996,478	$31,796,239
Cash	—	1,504
Dividends and interest receivable	75,293	83,715
Receivable for capital shares sold	2,200	—
Other assets	2,945	4,486
TOTAL ASSETS	25,076,916	31,885,944

LIABILITIES
Written call options, at value (Notes 2 and 5) (premiums received $231,331 and $142,774, respectively)	276,435	157,850
Distributions payable	3,269	11,954
Payable for capital shares redeemed	6,429	15,763
Accrued investment advisory fees (Note 4)	19,502	24,722
Payable to administrator (Note 4)	5,700	5,700
Other accrued expenses	1,526	1,450
TOTAL LIABILITIES	312,861	217,439

NET ASSETS	$24,764,055	$31,668,505

Net assets consist of:
Paid-in capital	$21,556,658	$27,018,606
Undistributed (distributions in excess of) net investment income	1,823	(9,143)
Accumulated net realized losses from security transactions	(398,620)	(278,779)
Net unrealized appreciation (depreciation) on:
Investments	3,649,298	4,952,897
Written option contracts	(45,104)	(15,076)
Net assets	$24,764,055	$31,668,505

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	1,093,426	1,913,196

Net asset value, offering price and redemption price per share (Note 2)	$22.65	$16.55

See accompanying notes to financial statements.

17

THE FLIPPIN, BRUCE & PORTER FUNDS STATEMENTS OF OPERATIONS Year Ended March 31, 2016

	FBP Equity & Dividend Plus Fund	FBP Appreciation & Income Opportunities Fund
INVESTMENT INCOME
Dividends	$968,932	$898,808
Foreign withholding taxes on dividends	(12,519)	(8,112)
Interest	—	62,502
TOTAL INVESTMENT INCOME	956,413	953,198

EXPENSES
Investment advisory fees (Note 4)	182,792	242,858
Administration fees (Note 4)	60,000	60,000
Trustees’ fees and expenses (Note 4)	10,283	10,283
Registration and filing fees	10,875	7,844
Compliance service fees (Note 4)	8,400	8,400
Custodian and bank service fees	7,847	7,506
Professional fees	7,840	7,325
Printing of shareholder reports	7,631	4,650
Postage and supplies	6,080	4,621
Insurance expense	1,357	1,732
Other expenses	7,186	8,140
TOTAL EXPENSES	310,291	363,359
Fees voluntarily waived by the Adviser (Note 4)	(30,880)	(16,419)
NET EXPENSES	279,411	346,940

NET INVESTMENT INCOME	677,002	606,258

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from:
Security transactions	422,266	213,815
Written option contracts (Note 5)	165,687	107,759
Net realized gains from in-kind redemptions (Note 2)	459,928	2,067,015
Net change in unrealized appreciation/depreciation on:
Investments	(2,482,528)	(4,640,221)
Written option contracts (Note 5)	33,357	10,231

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(1,401,290)	(2,241,401)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(724,288)	$(1,635,143)

See accompanying notes to financial statements.

18

FBP EQUITY & DIVIDEND PLUS FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
FROM OPERATIONS
Net investment income	$677,002	$584,102
Net realized gains from:
Security transactions	422,266	811,457
Written option contracts (Note 5)	165,687	21,232
Net realized gains from in-kind redemptions (Note 2)	459,928	—
Net change in unrealized appreciation/depreciation on:
Investments	(2,482,528)	(177,321)
Written option contracts (Note 5)	33,357	(28,993)
Net increase (decrease) in net assets from operations	(724,288)	1,210,477

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(676,704)	(587,146)
From net realized gains from security transactions	(1,124,422)	(518,508)
Decrease in net assets from distributions to shareholders	(1,801,126)	(1,105,654)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	927,125	2,990,599
Net asset value of shares issued in reinvestment of distributions to shareholders	1,773,837	1,079,702
Payments for shares redeemed	(4,193,387)	(3,187,091)
Net increase (decrease) in net assets from capital share transactions	(1,492,425)	883,210

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,017,839)	988,033

NET ASSETS
Beginning of year	28,781,894	27,793,861
End of year	$24,764,055	$28,781,894

UNDISTRIBUTED NET INVESTMENT INCOME	$1,823	$1,582

CAPITAL SHARE ACTIVITY
Shares sold	39,293	117,967
Shares reinvested	77,361	42,203
Shares redeemed	(179,384)	(125,668)
Net increase (decrease) in shares outstanding	(62,730)	34,502
Shares outstanding, beginning of year	1,156,156	1,121,654
Shares outstanding, end of year	1,093,426	1,156,156

See accompanying notes to financial statements.

19

FBP APPRECIATION & INCOME OPPORTUNITIES FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
FROM OPERATIONS
Net investment income	$606,258	$546,791
Net realized gains (losses) from:
Security transactions	213,815	1,667,644
Written option contracts (Note 5)	107,759	(13,048)
Net realized gains from in-kind redemptions (Note 2)	2,067,015	—
Net change in unrealized appreciation/depreciation on:
Investments	(4,640,221)	(1,283,661)
Written option contracts (Note 5)	10,231	34,663
Net increase (decrease) in net assets from operations	(1,635,143)	952,389

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(631,302)	(553,302)
From net realized gains from security transactions	(1,742,745)	(1,338,239)
Decrease in net assets from distributions to shareholders	(2,374,047)	(1,891,541)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	634,129	1,229,570
Net asset value of shares issued in reinvestment of distributions to shareholders	2,267,673	1,747,129
Payments for shares redeemed	(6,214,793)	(2,997,545)
Net decrease in net assets from capital share transactions	(3,312,991)	(20,846)

TOTAL DECREASE IN NET ASSETS	(7,322,181)	(959,998)

NET ASSETS
Beginning of year	38,990,686	39,950,684
End of year	$31,668,505	$38,990,686

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(9,143)	$15,993

CAPITAL SHARE ACTIVITY
Shares sold	36,037	64,403
Shares reinvested	130,576	91,891
Shares redeemed	(358,024)	(157,941)
Net decrease in shares outstanding	(191,411)	(1,647)
Shares outstanding, beginning of year	2,104,607	2,106,254
Shares outstanding, end of year	1,913,196	2,104,607

See accompanying notes to financial statements.

20

FBP EQUITY & DIVIDEND PLUS FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2016	2015	2014	2013	2012
Net asset value at beginning of year	$24.89	$24.78	$21.67	$19.10	$20.70

Income (loss) from investment operations:
Net investment income	0.61	0.50	0.42	0.47	0.23
Net realized and unrealized gains (losses) on investments	(1.21)	0.57	3.11	2.56	(1.59)
Total from investment operations	(0.60)	1.07	3.53	3.03	(1.36)

Less distributions:
Dividends from net investment income	(0.61)	(0.51)	(0.42)	(0.46)	(0.24)
Distributions from net realized gains	(1.03)	(0.45)	—	—	—
Total distributions	(1.64)	(0.96)	(0.42)	(0.46)	(0.24)

Net asset value at end of year	$22.65	$24.89	$24.78	$21.67	$19.10

Total return (a)	(2.31%)	4.23%	16.40%	16.19%	(6.49%)

Net assets at end of year (000’s)	$24,764	$28,782	$27,794	$22,570	$23,194

Ratio of total expenses to average net assets	1.19%	1.17%	1.21%	1.29%	1.29%

Ratio of net expenses to average net assets (b)	1.07%	1.07%	1.07%	1.07%	1.07%

Ratio of net investment income to average net assets (b)	2.60%	1.98%	1.82%	2.40%	1.24%

Portfolio turnover rate	21%	19%	24%	32%	46%

(a)

Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratios were determined after voluntary advisory fee waivers by the Adviser (Note 4).

See accompanying notes to financial statements.

21

FBP APPRECIATION & INCOME OPPORTUNITIES FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2016	2015	2014	2013	2012
Net asset value at beginning of year	$18.53	$18.97	$17.16	$15.85	$16.35

Income (loss) from investment operations:
Net investment income	0.31	0.26	0.25	0.29	0.26
Net realized and unrealized gains (losses) on investments	(1.11)	0.19	2.50	1.61	(0.46)
Total from investment operations	(0.80)	0.45	2.75	1.90	(0.20)

Less distributions:
Dividends from net investment income	(0.32)	(0.26)	(0.26)	(0.30)	(0.30)
Distributions from net realized gains	(0.86)	(0.63)	(0.68)	(0.29)	—
Total distributions	(1.18)	(0.89)	(0.94)	(0.59)	(0.30)

Net asset value at end of year	$16.55	$18.53	$18.97	$17.16	$15.85

Total return (a)	(4.48%)	2.36%	16.50%	12.51%	(1.13%)

Net assets at end of year (000’s)	$31,669	$38,991	$39,951	$36,825	$39,520

Ratio of total expenses to average net assets	1.05%	1.04%	1.03%	1.06%	1.06%

Ratio of net expenses to average net assets (b)	1.00%	1.00%	1.00%	1.00%	1.00%

Ratio of net investment income to average net assets (b)	1.75%	1.36%	1.36%	1.83%	1.71%

Portfolio turnover rate	23%	12%	10%	15%	17%

(a)

Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratios were determined after voluntary advisory fee waivers by the Adviser (Note 4).

See accompanying notes to financial statements.

22

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS March 31, 2016

1. Organization

FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund (the “Funds”) are no-load, diversified series of Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not included in this report.

FBP Equity & Dividend Plus Fund seeks to provide above-average and growing income while also achieving long-term growth of capital.

FBP Appreciation & Income Opportunities Fund seeks long term capital appreciation and current income, assuming a moderate level of investment risk.

2. Significant Accounting Policies

As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, each Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Funds’ significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange, including common stocks, are valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise, at the last quoted bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Covered call options written by the Funds are valued at the last quoted sale price or, in the absence of a sale, at the ask price on the principal exchanges on which they are traded. Investments representing shares of other investment companies, including closed-end funds and money market funds, are valued at their net asset value as reported by such companies.

Fixed income securities, including corporate bonds and municipal bonds, are typically valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities.

When market quotations are not readily available, if a pricing service cannot provide a price or the investment adviser believes the price received from the pricing service is not indicative of market value, securities will be valued in good faith at fair value using methods consistent with procedures adopted by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

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THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

Fixed income securities, including corporate bonds and municipal bonds, held by FBP Appreciation & Income Opportunities Fund are classified as Level 2 since the values for such securities are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments and other financial instruments as of March 31, 2016, by security type:

FBP Equity & Dividend Plus Fund	Level 1	Level 2	Level 3	Total
Investments in Securities:
Common Stocks	$23,382,272	$—	$—	$23,382,272
Money Market Funds	1,614,206	—	—	1,614,206
Total	$24,996,478	$—	$—	$24,996,478

Other Financial Instruments:
Written Call Options	$(276,435)	$—	$—	$(276,435)
Total	$(276,435)	$—	$—	$(276,435)

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THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

FBP Appreciation & Income Opportunities Fund	Level 1	Level 2	Level 3	Total
Investments in Securities:
Common Stocks	$23,923,316	$—	$—	$23,923,316
Corporate Bonds	—	2,761,221	—	2,761,221
Municipal Bonds	—	300,267	—	300,267
Closed-End Funds	308,000	—	—	308,000
Money Market Funds	4,503,435	—	—	4,503,435
Total	$28,734,751	$3,061,488	$—	$31,796,239

Other Financial Instruments:
Written Call Options	$(157,850)	$—	$—	$(157,850)
Total	$(157,850)	$—	$—	$(157,850)

Refer to each Fund’s Schedule of Investments for a listing of the common stocks and corporate bonds by sector type. As of March 31, 2016, the Funds did not have any transfers into and out of any Level. There were no Level 3 securities held by the Funds as of March 31, 2016. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation — The net asset value per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to its net asset value per share.

Investment income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method. Withholding taxes on foreign dividends have been recorded in accordance with the Funds’ understanding of the appropriate country’s rules and tax rates.

Distributions to shareholders — Dividends arising from net investment income are declared and paid quarterly to shareholders of each Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. Dividends and distributions are recorded on the ex-dividend date. The tax character of distributions paid during the years ended March 31, 2016 and March 31, 2015, was as follows:

	Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
FBP Equity & Dividend Plus Fund	3/31/2016	$ 676,761	$ 1,124,365	$ 1,801,126
	3/31/2015	$ 587,146	$ 518,508	$ 1,105,654
FBP Appreciation & Income Opportunities Fund	3/31/2016	$ 631,394	$ 1,742,653	$ 2,374,047
	3/31/2015	$ 553,302	$ 1,338,239	$ 1,891,541

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THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Security transactions — Security transactions are accounted for on trade date for financial reporting purposes. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses — Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Options transactions — When the Funds’ investment adviser believes that individual portfolio securities held by the Funds are approaching the top of the adviser’s growth and price expectations, covered call options may be written (sold) against such securities and the Funds will receive a premium in return. The Funds write options only for income generation and hedging purposes and not for speculation. The premiums received from writing the options are recorded as a liability and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate a Fund’s obligation on a call option, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call option written.

The Funds may also purchase put options on stock indices. By purchasing a put option on a stock index, a Fund could hedge the risk of a general market decline. The value of the put option would be expected to rise as a result of a market decline and thus could offset all or a portion of losses resulting from declines in the prices of individual securities held by a Fund. However, option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option (in the form of premium and transaction costs), a Fund would suffer a loss on the put option if prices do not decline, or do not decline sufficiently, to offset the deterioration in the value of the option premium. Premiums paid for buying options that expire are treated as realized losses. Premiums paid from buying options which are exercised decrease the proceeds used to calculate the realized gain or loss on the exercise of the options.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and any net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

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THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of March 31, 2016:

	FBP Equity & Dividend Plus Fund	FBP Appreciation & Income Opportunities Fund
Tax cost of portfolio investments	$21,347,180	$26,858,135
Gross unrealized appreciation	$4,769,314	$6,545,269
Gross unrealized depreciation	(1,120,016)	(1,607,165)
Net unrealized appreciation on investments	3,649,298	4,938,104
Net unrealized depreciation on written option contracts	(45,104)	(15,076)
Undistributed ordinary income	5,092	17,604
Accumulated capital and other losses	(398,620)	(278,779)
Distributions payable	(3,269)	(11,954)
Accumulated earnings	$3,207,397	$4,649,899

As of March 31, 2016, the tax cost of written option contracts for FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund was $231,331 and $142,774, respectively.

The difference between the federal income tax cost of portfolio investments and the financial statement cost for FBP Appreciation & Income Opportunities Fund is due to certain differences in the recognition of capital gains and losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to differing methods in the amortization of discounts and premiums on fixed income securities.

Certain capital losses incurred after October 31, and within the current taxable year, are deemed to arise on the first business day of each Fund’s following taxable year. For the tax year ended March 31, 2016, FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund deferred until April 1, 2016, post-October capital losses in the amount of $398,620 and $278,779, respectively.

For the year ended March 31, 2016, FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund reclassified $57 and $92 of distributions in excess of net realized gains against undistributed net investment income, respectively, on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statements and income tax reporting requirements, have no effect on each Fund’s net assets or net asset value per share.

During the year ended March 31, 2016, FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund realized $459,928 and $2,067,015, respectively, of net capital gains resulting from in-kind redemptions (redemptions in which shareholders who redeemed Fund shares received securities held by the Fund rather than cash). The Fund recognizes a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities. Such gains are not taxable to the Fund and are not required to be distributed to shareholders. The Funds have reclassified these amounts against paid-in capital on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, have no effect on each Fund’s net assets or net asset value per share.

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THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (tax years ended March 31, 2013 through March 31, 2016) of each Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the year ended March 31, 2016:

	FBP Equity & Dividend Plus Fund	FBP Appreciation & Income Opportunities Fund
Purchases of investment securities	$5,290,904	$6,666,748
Proceeds from sales and maturities of investment securities	$6,727,609	$8,126,507

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENTS

Each Fund’s investments are managed by Flippin, Bruce & Porter, Inc. (the “Adviser”) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreements, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .70% of its average daily net assets up to $250 million; .65% of the next $250 million of such assets; and .50% of such assets in excess of $500 million.

During the year ended March 31, 2016, the Adviser voluntarily waived $30,880 and $16,419 of its investment advisory fees from FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund, respectively. These amounts are not subject to recapture in future periods.

Certain officers and a Trustee of the Trust are also officers of the Adviser.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides fund administration, fund accounting, compliance and transfer agent services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies, and costs of pricing the Funds’ portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

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THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

COMPENSATION OF TRUSTEES

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $12,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees (except that such fee is $2,500 for the independent chariman); and a fee of $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings. Each Fund in the Trust pays its proportionate share of such fees. Effective April 1, 2016, the annual retainer will increase to $15,000, payable quarterly.

5. Derivatives Transactions

Transactions in call option contracts written by the Funds during the year ended March 31, 2016, were as follows:

	FBP Equity & Dividend Plus Fund		FBP Appreciation & Income Opportunities Fund
	Option Contracts	Option Premiums	Option Contracts	Option Premiums
Options outstanding at beginning of year	1,539	$293,687	633	$147,548
Options written	3,112	377,011	1,050	170,809
Options cancelled in a closing purchase transaction	(1,206)	(217,605)	(373)	(86,515)
Options expired	(1,198)	(162,203)	(295)	(70,152)
Options exercised	(309)	(59,559)	(85)	(18,916)
Options outstanding at end of year	1,938	$231,331	930	$142,774

The location in the Statements of Assets and Liabilities of the Funds’ derivative positions is as follows:

FBP Equity & Dividend Plus Fund

		Fair Value
Type of Derivative	Location	Asset Derivatives	Liability Derivatives	Gross Notional Amount Outstanding March 31, 2016
Equity call options written	Written call options, at value	—	$(276,435)	$(6,692,331)

FBP Appreciation & Income Opportunities Fund

		Fair Value
Type of Derivative	Location	Asset Derivatives	Liability Derivatives	Gross Notional Amount Outstanding March 31, 2016
Equity call options written	Written call options, at value	—	$(157,850)	$(3,016,280)

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THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

The average monthly notional amount of option contracts written during the year ended March 31, 2016, was $4,662,305 and $1,277,311 for FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund, respectively.

Transactions in derivative instruments during the year ended March 31, 2016, by the Funds are recorded in the following location in the Statements of Operations:

FBP Equity & Dividend Plus Fund

Type of Derivative	Location	Net Realized Gains	Location	Change in Unrealized Appreciation (Depreciation)
Equity Contracts (Call options written)	Net realized gains from written option contracts	$165,687	Net change in unrealized appreciation/depreciation on written option contracts	$33,357

FBP Appreciation & Income Opportunities Fund

Type of Derivative	Location	Net Realized Gains	Location	Change in Unrealized Appreciation (Depreciation)
Equity Contracts (Call options written)	Net realized gains from written option contracts	$107,759	Net change in unrealized appreciation/depreciation on written option contracts	$10,231

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

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THE FLIPPIN, BRUCE & PORTER FUNDS REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of The Flippin, Bruce & Porter Funds and
Board of Trustees of Williamsburg Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and written option contracts, of FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund (“The Flippin, Bruce & Porter Funds” or “Funds”), each a series of Williamsburg Investment Trust, as of March 31, 2016, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Funds’ financial statements and financial highlights for the years ended prior to March 31, 2016, were audited by other auditors, whose report dated May 22, 2015, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2016, and the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
May 26, 2016

31

THE FLIPPIN, BRUCE & PORTER FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

	Trustees and Officers	Address	Year of Birth	Position Held with the Trust	Length of Time Served
	Robert S. Harris, Ph.D.	100 Darden Boulevard Charlottesville, VA	1949	Chairman and Trustee	Since January 2007
*	John P. Ackerly, IV	One James Center 901 E. Cary Street Richmond, VA	1963	Trustee and President of Davenport Funds	Since July 2012
*	John T. Bruce	800 Main Street Lynchburg, VA	1953	Trustee and President of FBP Funds	Since September 1988
	George K. Jennison	5101 Stratford Crescent Richmond, VA	1957	Trustee	Since January 2015
	Harris V. Morrissette	100 Jacintoport Boulevard Saraland, AL	1959	Trustee	Since March 1993
	Elizabeth W. Robertson	305 Marston Lane Richmond, VA	1953	Trustee	Since February 2014
	John H. Hanna IV	800 Main Street Lynchburg, VA	1955	Vice President	Since February 2007
	David J. Marshall	800 Main Street Lynchburg, VA	1956	Vice President	Since February 2007
	R. Gregory Porter III	800 Main Street Lynchburg, VA	1941	Vice President	Since September 1988
	Robert G. Dorsey	225 Pictoria Drive, Suite 450 Cincinnati, OH	1957	Vice President	Since November 2000
	Mark J. Seger	225 Pictoria Drive, Suite 450 Cincinnati, OH	1962	Treasurer	Since November 2000
	Tina H. Bloom	225 Pictoria Drive, Suite 450 Cincinnati, OH	1968	Secretary and Chief Compliance Officer	Since August 2006

*

Messrs. Ackerly and Bruce, as affiliated persons of investment advisers to the Trust, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

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THE FLIPPIN, BRUCE & PORTER FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Each Trustee oversees twelve portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Robert S. Harris, Ph.D. is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

John P. Ackerly, IV is Senior Vice President and Portfolio Manager of Davenport & Company LLC (an investment advisory firm).

John T. Bruce is President, Director and member of the Executive Committee of the Adviser.

George K. Jennison is President of Oyster Consulting, LLC (a financial consulting firm). He previously was a financial adviser with Wells Fargo Advisors, LLC.

Harris V. Morrissette is President of China Doll Rice and Beans, Inc. and Dixie Lily Foods. He is also a Director of International Shipholding Corporation (cargo transportation) and a Director of Trustmark National Bank (bank holding company). Previously, he was Chairman of Azalea Aviation, Inc. (airplane fueling) until January 2012.

Elizabeth W. Robertson is Chief Financial Officer for Monument Restaurants LLC (restaurant franchises) and a Director of Towne Bank.

John H. Hanna IV is Vice President, Director and member of the Executive Committee of the Adviser.

David J. Marshall is Secretary, Director and member of the Executive Committee of the Adviser.

R. Gregory Porter III is Director of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Tina H. Bloom is Director of Fund Administration of Ultimus Fund Solutions, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-800-281-3217.

33

THE FLIPPIN, BRUCE & PORTER FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other operating expenses. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment return of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2015 through March 31, 2016).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including annual expense ratios for the past five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

34

THE FLIPPIN, BRUCE & PORTER FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Net Expense Ratio(a)	Expenses Paid During Period(b)
FBP Equity & Dividend Plus Fund
Based on Actual Fund Return	$1,000.00	$1,080.60	1.07%	$5.57
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.65	1.07%	$5.40
FBP Appreciation & Income Opportunities Fund
Based on Actual Fund Return	$1,000.00	$1,051.00	1.00%	$5.13
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.00	1.00%	$5.05

(a)	Annualized, based on the Fund’s most recent one-half year expenses.
(b)	Expenses are equal to the Fund’s net expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

CHANGE IN INDEPENDENT AUDITOR

On February 23, 2016, Cohen Fund Audit Services, Ltd. (“Cohen”) was selected as the Funds’ new independent auditor, replacing Ernst & Young LLP (“EY”) as independent auditor of the Funds. The Funds’ selection of Cohen as independent auditor was recommended and approved by the Trust’s Audit Committee and was ratified by the Trust’s Board of Trustees.

EY’s reports on the Funds’ financial statements for the prior two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal years, and through the date of EY’s replacement, there were no disagreements between the Trust and EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of EY, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years. Prior to February 23, 2016, Cohen was not contacted during the prior two fiscal years regarding the application of accounting principles to any particular financial matter.

35

THE FLIPPIN, BRUCE & PORTER FUNDS OTHER INFORMATION (Unaudited)

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-327-9375. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-327-9375, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-327-9375, or on the SEC’s website at http://www.sec.gov.

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THE FLIPPIN, BRUCE & PORTER FUNDS FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized capital gains made by the Funds during the year ended March 31, 2016. During the year ended March 31, 2016, FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund paid a long-term capital gain distribution of $1,124,422 and $1,742,745, respectively. Certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%. FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund intend to designate up to a maximum amount of $676,704 and $631,302, respectively, as taxed at a maximum rate of 23.8%. Additionally, for the fiscal year ended March 31, 2016, 100% and 100% of the dividends paid from ordinary income by FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund, respectively, qualified for the dividends received deduction for corporations.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2016 Form 1099-DIV.

37

THE FLIPPIN, BRUCE & PORTER FUNDS DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At an in-person meeting held on February 23, 2016, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreements with the Adviser on behalf of the FBP Equity & Dividend Plus Fund and the FBP Appreciation and Income Opportunities Fund. Below is a discussion of the factors considered by the Board of Trustees along with its conclusions with respect thereto that formed the basis for the Board’s approvals.

In selecting the Adviser and approving the continuance of the Investment Advisory Agreements, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser.

The Trustees’ evaluation of the quality of the Adviser’s services took into account their knowledge and experience gained through meetings with and reports of the Adviser’s senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund’s performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives and to the Adviser’s comparably managed private accounts. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, were considered in light of the Funds’ compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds’ independent public accounting firm in periodic meetings with the Trust’s Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives as well as the private accounts managed by the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser’s profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called “fallout” benefits to the Adviser, such as the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds’ securities transactions. In evaluating the Funds’ advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

Based upon their review of this information, the Independent Trustees concluded that: (i) the performance of the Funds has been acceptable in light of the investment approach that is applied in the management of the Funds and the Adviser has provided satisfactory services to the Funds; (ii) the advisory fee rates for each Fund are competitive with similarly managed funds; (iii) the total operating expense ratio of each Fund, after fee waivers, is competitive with (and in the case of the FBP Equity & Dividend Plus Fund, lower than) the average expense ratio for comparably managed funds, according to statistics derived from Morningstar, Inc.; (iv) the Adviser’s decision to cap overall operating expenses of the Funds by voluntarily waiving a portion

38

THE FLIPPIN, BRUCE & PORTER FUNDS DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

of its advisory fees has enabled each Fund to increase returns for its shareholders and to maintain an overall expense ratio that is competitive with the average for similarly managed funds, despite the small size of the Funds; and (v) the Adviser did not realize any profits with respect to its management of the Funds. Given the current size of the Funds and their expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the “fallout” benefits to the Adviser with respect to the Funds, but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreements. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue its Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

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Investment Adviser

Flippin, Bruce & Porter, Inc.

800 Main Street, Second Floor

P.O. Box 6138

Lynchburg, Virginia 24505

Toll-Free 1-800-327-9375

www.fbpfunds.com

Administrator

Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

Toll-Free 1-866-738-1127

Custodian

U.S. Bank, N.A.

425 Walnut Street

Cincinnati, Ohio 45202

Independent Registered
Public Accounting Firm

Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800

Cleveland, Ohio 44115

Legal Counsel

Sullivan & Worcester LLP

One Post Office Square

Boston, Massachusetts 02109

Officers

John T. Bruce, President

and Portfolio Manager

John H. Hanna, IV, Vice President
David J. Marshall, Vice President

R. Gregory Porter, III,
Vice President

Trustees

Robert S. Harris, Ph.D., Chairman

John P. Ackerly, IV

John T. Bruce

George K. Jennison

Harris V. Morrissette

Elizabeth W. Robertson

THE GOVERNMENT STREET FUNDS No-Load Mutual Funds Annual Report March 31, 2016

The Government Street Equity Fund The Government Street Mid-Cap Fund The Alabama Tax Free Bond Fund

LETTER FROM THE PRESIDENT	May 2016

Dear Fellow Shareholders:

We are enclosing for your review the audited Annual Report of The Government Street Funds for the fiscal year ended March 31, 2016.

The Government Street Equity Fund

The Government Street Equity Fund had a negative -2.46% total return for the fiscal year ended March 31, 2016. By comparison, the returns for the S&P 500 Index and the Morningstar Large Blend category were positive 1.78% and negative -2.18%, respectively.

The 12 month period was an extremely difficult time for the market. The following table depicts the fiscal quarter total returns of our three related measures.

	Government Street Equity	S&P 500	Morningstar Large Blend
1 Qtr 2016	-1.03%	1.35%	0.30%
4 Qtr 2015	5.82%	7.04%	5.56%
3 Qtr 2015	-6.82%	-6.44%	-7.53%
2 Qtr 2015	-0.05%	0.28%	-0.09%

As dismal as the results were, the trip to get there was somewhere between terrifying and stupefying. Third quarter 2015 took nearly everyone into negative territory.

2015 had labored under the never ending vacillations of a hand wringing Federal Reserve, debating the end of the world, connected to a quarter point possible increase in the Federal Funds rate. Oil and commodities, in general, seemed to have no bottom value that provided a solid floor. The economy turned in overall positive, but uninspiring, results. The two political parties gave us an avowed Socialist and a variety of low energy, lying, sweating, reality TV, etc. presidential candidates to consider.

The first quarter of 2016, the last quarter of the Fund’s fiscal year, was set up perfectly to be the market equivalent of the death defying roller coaster at a theme park. It did not fail to provide the white knuckle ride. The S&P 500 started a slide on January 5, 2016 that continued, almost without relief, until February 11, 2016. It was reported by several market analysts as the largest beginning year slide ever recorded. The decline was between 9% and 10% before the market reversed. By approximately March 17, intraday, the S&P 500 had recovered all its lost ground. With two weeks to go in the quarter, most managers, were shell shocked and listening to a multitude of explanations as to causes for the volatility as they limped across the finish line. The total twelve months result for the S&P 500 Index, as noted previously, was 1.78%.

So, where do we go from here? I think to restate a paragraph from last year’s letter is appropriate: “There are plenty of reasons to question the future size of equity returns. Simply said, the underlying economy of the United States is not currently expanding rapidly enough to support previous double digit returns. The possible sources of negative considerations are myriad. Slow GDP growth, the scope of our

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national debt, rising wages, stymied Federal Reserve policy, incomprehensible tax policy, diminishing international prestige, record dollar currency strength and aging population are a few examples. The lack of clear policies to deal with any of these issues create an uncomfortable environment for investments. However, hope springs eternal and history has proven that underestimating America’s propensity to respond to adversity must be remembered.” One change has taken place in the Fund’s asset allocation that is worth noting. We finished the year with a cash position of slightly over 6%. That is approximately double our usual operating position. We have not turned into market timers, but it seemed prudent, given the market volatility, to keep some funds in reserve. As markets calm, we will redeploy the cash.

The 10 largest holdings in the Government Street Equity Fund as of March 31, 2016 were:

Security Description	% of Net Assets
Apple, Inc.	4.4%
Visa, Inc. – Class A	4.0%
Vanguard Mid-Cap ETF	3.7%
MasterCard, Inc. – Class A	3.1%
Walt Disney Company (The)	2.7%
Comcast Corp. – Class A	2.3%
General Dynamics Corp.	2.2%
JPMorgan Chase & Co.	2.1%
Allergan plc	1.9%
United Technologies Corp.	1.9%

Exchange-traded funds (“ETFs”) have continued to play a prominent role in the Fund’s investment holdings. Each ETF represents a composite holding of an extensive number of securities that have some common characteristic.

As an example, the Vanguard Mid-Cap ETF represents an investment in over 450 individual securities that meet Vanguard’s definition of mid capitalization corporate equities. The inclusion of this one security in the portfolio provided the Fund with broad diversification that would be impossible to achieve individually in a fund the size of The Government Street Equity Fund. The ability to achieve diversification utilizing ETF’s has allowed us an opportunity for risk control that would be otherwise unattainable.

There were significant individual performances during the fiscal year. The 5 highest returns among securities held for the entire fiscal year, as measured by the internal rate of return for the entire period, were:

Security Description	1 Year Performance
Mid-Amer. Apt. Cmntys.	37.10%
Philip Morris Intl., Inc.	36.75%
AGL Res., Inc.	35.99%
McDonald’s Corp.	32.53%
Alphabet, Inc. – Class A	32.02%

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The 5 worst individual performances among securities held for the entire fiscal year, as measured by internal rate of return for the entire period, were:

Security Description	1 Year Performance
Regeneron Pharma., Inc.	-19.80%
Quanta Svcs., Inc,	-20.93%
Shire plc Sponsored ADR	-27.94%
Cerner Corp.	-29.10%
ConocoPhillips	-36.05%

The Fund’s best performing economic sector for the fiscal year was Utilities, up 21.15%. The second best sector was Consumer Staples, up 15.51%. The worst performing sector was Energy, down -12.81%.

Note: The investment performances listed for economic sectors and securities in the two preceding paragraphs are extracted from an in-house independent internal rate of return computation by the Advent Axys portfolio accounting system. The calculations are gross investment returns. Total investment returns are for the fiscal year April 1, 2015 through March 31, 2016.

While the following commentary is redundant across the past 5 years we still believe it relevant. Instead of trying to summarize prospects for the year ahead with new insights, beyond the opening comments, the statement from five years previous still portrays our view. On March 31, 2011 we wrote:

“We believe that continued upward movement of markets and economies worldwide are highly dependent on Governments getting their financial balance sheets in order. There has been unparalleled deficit spending around the world. Those economies not directly participating in the credit shortfalls will be indirectly impacted by lower import/export activities brought on by significant debt imposed slowdown. This will occur domestically and internationally as economies have become more highly correlated in their economic cycles. In response to this perceived scenario; risk management takes precedent over return pursuits in the near term. Your fund remains essentially fully invested to capture returns, but highly diversified to mitigate the risks associated with that position.”

We have to acknowledge we still believe the truth of the 2011 statement. However, we believe that the Federal Reserve actions have created an exogenous influence that has temporarily offset the ultimately destructive nature of excessive deficit financing. We believe that the future transition to a sound economic scenario will determine the continuation of current positive performances.

While significant risks exist, we continue to believe that investors have potential for one of the greatest investment environments for generations. There are over 7 billion people in the world today. (USA population is approximately 320 million.) Many of these potential consumers are moving into middle class ranks. In our opinion, the demand for goods and services for the future is tremendous. Remember that, in our own economy, approximately 60% of GDP is tied to consumers. With the business advantages that the USA enjoys in manufacturing know how, technology, intellectual content, productivity and numerous other characteristics, if Government will provide a competitive framework for operating, the benefits could be the best ever.

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There are many additional moving parts in our economy and exogenous factors such as the geopolitical instabilities that will always have uneven effects. However, it is our thought that keeping our fiscal house in order is basic to all considerations. The irresponsible spending activities of our Government continue to unnerve us. It remains to be seen if the economy can overcome the negative influence of Government and have a successful impact on market values.

As of March 31, 2016, the Fund’s net assets were $80.3 million, down from $93.8 million at the beginning of the fiscal year; net asset value per share was $61.72; and the ratio of expenses to net average assets was 0.85%. Portfolio turnover rate was 17%. Income dividends of $0.6375 per share and capital gains of $2.0271 per share were distributed to shareholders during the year.

The Government Street Mid-Cap Fund

The Government Street Mid-Cap Fund produced a total return of 1.04% for the fiscal year ended March 31, 2016. By comparison, the Standard & Poor MidCap 400 (“S&P 400”) and the Morningstar Mid Cap Blended Index, used as relative performance benchmarks, were down -3.60% and -6.61%, respectively.

The mid-capitalization category of individual companies is usually proxied by the S&P 400 ranging from approximately $1.1 billion to $10.0 billion of total market value. Generally, these companies are considered to have slightly higher risk and return characteristics than the S&P 500 companies, which start at the upper end of the mid cap values and range to sizes 10 times or greater in terms of capitalization. As you would guess the mid cap companies tend to be primarily domestically oriented.

Your Fund has a slightly different range of capitalizations than the S&P 400. Generally, upper and lower limits for the Fund’s portfolio securities are $8.0 billion and $500 million, respectively. There are 2 provisions that allow the Fund to exceed those limits. To the extent securities originally purchased within the limits have grown to greater capitalizations they may be retained without limitation. Secondly, the Fund manager has latitude to purchase and hold up to 20% of the Fund’s value outside the limitations.

The 10 largest holdings in The Government Street Mid-Cap Fund as of March 31, 2016 were:

Security Description	% of Net Assets
Mid-Amer. Apt. Communities, Inc. - REIT	3.1%
Guggenheim Mid-Cap Core ETF	2.6%
Vanguard Mid-Cap ETF	2.5%
Hormel Foods Corp	2.1%
Henry Jack & Assoc., Inc.	1.8%
Nasdaq, Inc.	1.5%
Realty Income Corp.	1.5%
Jarden Corp.	1.5%
Teleflex, Inc.	1.5%
Snap-on, Inc.	1.4%

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ETFs represent significant holdings in the Fund. Vanguard and Guggenheim Mid-Cap ETFs are constituted differently, but cover the capitalization ranges mentioned earlier. Since the mid cap universe contains a much greater number of companies than its larger index counterparts, we like to broaden the Fund’s portfolio exposure across the range to govern risk control through diversification.

There were significant individual performances during the fiscal year. The 5 highest returns among securities held for the entire period, as measured by the internal rate of return, were:

Security Description	1 Year Performance
Tyson Foods, Inc.	75.69%
Hormel Foods Corp.	54.40%
Cameron Intl. Corp.	47.77%
One Gas, Inc.	45.84%
Mid-Amer. Apt. Cmntys.	38.44%

The 5 worst individual performances among securities held for the entire period, as measured by internal rate of return, were:

Security Description	1 Year Performance
Nordstrom, Inc.	-21.67%
Liberty Global plc - Series C	-23.14%
Zebra Technologies Corp. - Class A	-27.01%
Jones Lang LaSalle, Inc.	-30.88%
ONEOK, Inc.	-32.35%

The Fund’s best performing economic sector for the fiscal year was Consumer Staples, up 26.76%. The second best sector was Utilities, up 15.56%. The worst performing sector was Energy, down -8.77%.

Note: The investment performances listed for economic sectors and securities in the two preceding paragraphs are extracted from an in-house independent internal rate of return computation by the Advent Axys portfolio accounting system. The calculations are gross investment returns. Total investment returns are for the fiscal year April 1, 2015 through March 31, 2016.

We believe that mid cap stocks offer an attractive combination of growth and safety as they have successfully overcome startup challenges yet remain nimble enough to generate stronger growth than large cap stocks. Mid cap stocks have historically been able to match the performance of large cap stocks in down markets while exceeding large cap performance in up markets, leading to long-term outperformance.

5

It may be interesting for the readers to compare and contrast the Global Industry Classification Standard (GICS) sectors between the larger capitalization S&P 500 and the lower capitalization S&P 400. The approximate weights based on component’s capitalizations change daily, but are reasonably stable over short periods. As of May 5, 2016 they are:

GICS	S&P 500	S&P 400
Energy	6.15%	3.96%
Materials	2.61%	6.74%
Industrial	11.61%	15.09%
Consumer Discretionary	14.24%	16.05%
Consumer Staples	9.95%	4.18%
Health Care	15.32%	10.28%
Financials	15.80%	22.87%
Information Technology	19.67%	15.95%
Telecommunications	2.06%	0.71%
Utilities	2.59%	4.16%

The Government Street Mid-Cap Fund uses the S&P 400 sector weights for guidance in its diversification of investment holdings.

As of March 31, 2016, the net assets of the Government Street Mid-Cap Fund were $48.5 million and the net asset value per share was $21.95. The turnover rate for the previous twelve months was 20% and the total number of holdings was 128 as of March 31, 2016. The net expense ratio for the fund was 1.07%.

The Alabama Tax Free Bond Fund

In December, 2015, The Federal Reserve Board initiated its long anticipated increase in the federal funds rate. It was the first such increase since 2006. The federal funds rate was cut to near 0% in late 2008 and has remained unchanged since that time. On December 16th the federal funds rate was raised by 0.25% to a target range of 0.25%-0.50%. More important than the impact of a 25 basis point increase, the Federal Reserve emphasized that the pace of future rate increases will likely be very gradual, given their expectation of continued restrained inflation. Specifically, the median Federal Open Market Committee (FOMC) participant forecast at that time was for the fed funds rate to rise one percentage point to 1.375% by the end of 2016, and then to 2.375% by the end of 2017. At its mid-March, 2016 meeting, the Federal Reserve held rates steady and stated that “global economic and financial developments continue to pose risks”. But it also highlighted solid U.S. economic fundamentals. The FOMC also lowered its projection of the number of rate hikes for the rest of the year from four to two. They also communicated to expect a slower pace and lower trajectory than it had projected in December.

The municipal bond market posted positive returns for the past twelve months ended March 31, 2016, though investors in the municipal market continued to deal with extremely low yields across the maturity spectrum. The yield curve flattened during the period as longer dated bonds outperformed short term bonds. Technical conditions in the municipal market were favorable. New issue supply has fallen and demand for tax exempt securities remains very healthy. Investors have been drawn to

6

the municipal market because of the generally high quality level of the securities and the low volatility of bond prices. On a fundamental basis, the market has continued to improve and defaults remain very low. A handful of states and municipalities are working though difficult budget and benefit challenges and Puerto Rico remains embroiled in a debt crisis that is yet to be resolved. Generally speaking however, state and local tax revenues continue to grow, trending upward since 2009, and credit upgrades have exceeded downgrades by the major rating agencies.

The Alabama Tax Free Bond Fund has maintained a defensive posture with a focus on the shorter end of the maturity range and the higher end of the quality spectrum. More than 99% of the Fund’s portfolio is invested in securities rated A, AA, or AAA by either Moody’s or Standard and Poor’s. The duration of the Fund as of March 31, 2016 was 2.9 years, up slightly from 2.8 years at the end of the last fiscal year. The funds construction of a laddered portfolio of short and intermediate term Alabama tax exempt bonds remains in place.

For the year ended March 31, 2016, the Fund had a total return of 1.28%, as compared to returns of 1.54 % for the Barclay’s 3-Year Municipal Bond Index and 3.68% for the Barclay’s 7-year Municipal Bond Index. It should be noted that the Alabama Tax Free Bond Fund has a significantly shorter average maturity than the unmanaged Barclay’s 7-year Municipal Bond Index and consistently maintains a portfolio of higher rated securities, on average, than the holdings comprising the comparable indices. Additionally, while the Fund holds bonds with maturities ranging from less than one year to more than eight years, the Barclay’s 3 year Municipal Bond Index hold only securities with maturities of approximately three years and the Barclay’s 7-year Municipal Bond Index only holds securities with maturities ranging between six and eight years. Also, the Barclay’s indices include zero coupon bonds as well as bonds that are subject to the alternative minimum tax. The Fund holds neither of these types of securities.

As of March 31, 2016, the weighted average maturity of the Fund was 3.2 years, up from 3.1 years at the end of the last fiscal year. The net assets of the Fund as of March 31, 2016 were $28.9 million and the net asset value per share was $10.49. The ratio of net investment income to average net assets during the fiscal year was 1.27% and the net expense ratio was 0.65%.

Thank you for your continued confidence in The Government Street Funds. Please call us if we can be of further service to you.

Very truly yours,

Thomas W. Leavell
President
Leavell Investment Management, Inc.
The Government Street Funds

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Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of March 31, 2016, the end of the reporting period. These views are subject to change at any time based upon market or other conditions. For more current information throughout the year please visit www.leavellinvestments.com.

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THE GOVERNMENT STREET EQUITY FUND PERFORMANCE INFORMATION (Unaudited)

The Government Street Equity Fund

Comparison of the Change in Value of a $10,000 Investment in
The Government Street Equity Fund and the Standard & Poor’s 500® Index

	Average Annual Total Returns(a) (for periods ended March 31, 2016)
	1 Year	5 Years	10 Years
The Government Street Equity Fund	(2.46%)	8.65%	5.69%
Standard & Poor’s 500® Index	1.78%	11.58%	7.01%

(a)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

9

THE GOVERNMENT STREET MID-CAP FUND PERFORMANCE INFORMATION (Unaudited)

The Government Street Mid-Cap Fund

Comparison of the Change in Value of a $10,000 Investment in The Government Street
Mid-Cap Fund and the Standard & Poor’s MidCap 400® Index

	Average Annual Total Returns(a) (for periods ended March 31, 2016)
	1 Year	5 Years	10 Years
The Government Street Mid-Cap Fund	1.04%	9.10%	7.29%
Standard & Poor’s MidCap 400® Index	(3.60%)	9.52%	7.78%

(a)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

10

THE ALABAMA TAX FREE BOND FUND PERFORMANCE INFORMATION (Unaudited)

The Alabama Tax Free Bond Fund

Comparison of the Change in Value of a $10,000 Investment in The Alabama Tax Free Bond Fund,
the Barclays 7-Year Municipal Bond Index and the Barclays 3-Year Municipal Bond Index

	Average Annual Total Returns(a) (for periods ended March 31, 2016)
	1 Year	5 Years	10 Years
The Alabama Tax Free Bond Fund	1.28%	1.67%	2.48%
Barclays 7-Year Municipal Bond Index	3.68%	4.67%	4.99%
Barclays 3-Year Municipal Bond Index	1.54%	1.80%	3.07%

(a)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

11

THE GOVERNMENT STREET EQUITY FUND PORTFOLIO INFORMATION
March 31, 2016 (Unaudited)

Asset Allocation

(% of Net Assets)

Top Ten Equity Holdings

Security Description	% of Net Assets
Apple, Inc.	4.4%
Visa, Inc. - Class A	4.0%
Vanguard Mid-Cap ETF	3.7%
MasterCard, Inc. - Class A	3.1%
Walt Disney Company (The)	2.7%
Comcast Corporation - Class A	2.3%
General Dynamics Corporation	2.2%
JPMorgan Chase & Company	2.1%
Allergan plc	1.9%
United Technologies Corporation	1.9%

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THE GOVERNMENT STREET MID-CAP FUND PORTFOLIO INFORMATION
March 31, 2016 (Unaudited)

Asset Allocation

(% of Net Assets)

Top Ten Equity Holdings

Security Description	% of Net Assets
Mid-America Apartment Communities, Inc.	3.1%
Guggenheim Mid-Cap Core ETF	2.6%
Vanguard Mid-Cap ETF	2.5%
Hormel Foods Corporation	2.1%
Jack Henry & Associates, Inc.	1.8%
Nasdaq, Inc.	1.5%
Realty Income Corporation	1.5%
Jarden Corporation	1.5%
Teleflex, Inc.	1.5%
Snap-on, Inc.	1.4%

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THE ALABAMA TAX FREE BOND FUND
PORTFOLIO INFORMATION
March 31, 2016 (Unaudited)

Asset Allocation

(% of Net Assets)

Distribution by Rating
Rating	% of Holdings
AAA	7.3%
AA	84.1%
A	7.8%
Not Rated	0.8%

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THE GOVERNMENT STREET EQUITY FUND SCHEDULE OF INVESTMENTS March 31, 2016

COMMON STOCKS — 90.2%	Shares	Value
Consumer Discretionary — 12.1%
Comcast Corporation - Class A	30,000	$1,832,400
Dollar Tree, Inc. (a)	8,000	659,680
Home Depot, Inc. (The)	7,200	960,696
Lowe's Companies, Inc.	8,000	606,000
McDonald's Corporation	5,000	628,400
NIKE, Inc. - Class B	12,900	792,963
O'Reilly Automotive, Inc. (a)	1,400	383,124
Ross Stores, Inc.	7,000	405,300
Starbucks Corporation	7,500	447,750
Tractor Supply Company	9,000	814,140
Walt Disney Company (The)	21,775	2,162,475
		9,692,928
Consumer Staples — 9.0%
Altria Group, Inc.	11,700	733,122
Anheuser-Busch InBev SA/NV — ADR	9,500	1,184,270
Coca-Cola Company (The)	12,000	556,680
CVS Health Corporation	12,000	1,244,760
Kraft Heinz Company (The)	5,378	422,496
McCormick & Company, Inc. - Non-Voting Shares	7,000	696,360
Mondelēz International, Inc. - Class A	27,836	1,116,780
Philip Morris International, Inc.	7,860	771,145
Procter & Gamble Company (The)	5,750	473,282
		7,198,895
Energy — 5.1%
ConocoPhillips	14,500	583,915
Exxon Mobil Corporation	8,000	668,720
Phillips 66	14,300	1,238,237
Pioneer Natural Resources Company	7,500	1,055,550
Spectra Energy Corporation	19,000	581,400
		4,127,822
Financials — 11.8%
Aflac, Inc.	10,565	667,074
American International Group, Inc.	21,000	1,135,050
Brookfield Asset Management, Inc. - Class A	33,500	1,165,465
CME Group, Inc.	7,500	720,375
Intercontinental Exchange, Inc.	4,000	940,560
JPMorgan Chase & Company	29,000	1,717,380
Mid-America Apartment Communities, Inc.	11,394	1,164,581
Realty Income Corporation	4,000	250,040
T. Rowe Price Group, Inc.	5,000	367,300
U.S. Bancorp	5,500	223,245

15

THE GOVERNMENT STREET EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 90.2% (Continued)	Shares	Value
Financials — 11.8% (Continued)
Wells Fargo & Company	24,000	$1,160,640
		9,511,710
Health Care — 14.5%
Abbott Laboratories	14,000	585,620
AbbVie, Inc.	11,500	656,880
Allergan plc (a)	5,800	1,554,574
Amgen, Inc.	2,000	299,860
Becton, Dickinson and Company	621	94,280
Bio-Techne Corporation	10,000	945,200
Cardinal Health, Inc.	15,000	1,229,250
Cerner Corporation (a)	9,000	476,640
Gilead Sciences, Inc.	16,000	1,469,760
Henry Schein, Inc. (a)	4,500	776,835
Merck & Company, Inc.	12,000	634,920
Pfizer, Inc.	27,000	800,280
Regeneron Pharmaceuticals, Inc. (a)	2,000	720,880
Shire plc - ADR	3,000	515,700
Waters Corporation (a)	6,475	854,182
		11,614,861
Industrials — 10.2%
Emerson Electric Company	13,000	706,940
General Dynamics Corporation	13,600	1,786,632
Honeywell International, Inc.	10,000	1,120,500
Lockheed Martin Corporation	7,000	1,550,500
Parker-Hannifin Corporation	3,000	333,240
Quanta Services, Inc. (a)	11,500	259,440
Stericycle, Inc. (a)	7,000	883,330
United Technologies Corporation	15,500	1,551,550
		8,192,132
Information Technology — 21.3%
Accenture plc - Class A	9,500	1,096,300
Alphabet, Inc. - Class A (a)	1,800	1,373,220
Alphabet, Inc. - Class C (a)	1,902	1,416,895
Apple, Inc.	32,445	3,536,181
Automatic Data Processing, Inc.	7,500	672,825
Facebook, Inc. - Class A (a)	2,000	228,200
Intel Corporation	12,000	388,200
MasterCard, Inc. - Class A	26,750	2,527,875
Microsoft Corporation	10,000	552,300
NVIDIA Corporation	11,000	391,930
Oracle Corporation	7,000	286,370
TE Connectivity Ltd.	12,500	774,000
Texas Instruments, Inc.	12,000	689,040

16

THE GOVERNMENT STREET EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 90.2% (Continued)	Shares	Value
Information Technology — 21.3% (Continued)
Visa, Inc. - Class A	42,000	$3,212,160
		17,145,496
Materials — 2.8%
Dow Chemical Company (The)	11,000	559,460
Ecolab, Inc.	6,000	669,120
Praxair, Inc.	5,000	572,250
Vulcan Materials Company	4,000	422,280
		2,223,110
Telecommunication Services — 0.3%
AT&T, Inc.	6,000	235,020

Utilities — 3.1%
AGL Resources, Inc.	6,000	390,840
Duke Energy Corporation	8,250	665,610
Southern Company (The)	12,000	620,760
WEC Energy Group, Inc	14,000	840,980
		2,518,190

Total Common Stocks (Cost $42,477,684)		$72,460,164

EXCHANGE-TRADED FUNDS — 3.7%	Shares	Value
Vanguard Mid-Cap ETF (Cost $1,352,306)	24,400	$2,958,012

MONEY MARKET FUNDS - 6.9%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.23% (b) (Cost $5,533,460)	5,533,460	$5,533,460

Total Investments at Value — 100.8% (Cost $49,363,450)		$80,951,636

Liabilities in Excess of Other Assets — (0.8%)		(644,751)

Net Assets — 100.0%		$80,306,885

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of March 31, 2016.

See accompanying notes to financial statements.

17

THE GOVERNMENT STREET MID-CAP FUND SCHEDULE OF INVESTMENTS March 31, 2016

COMMON STOCKS — 87.9%	Shares	Value
Consumer Discretionary — 13.5%
Buffalo Wild Wings, Inc. (a)	2,035	$301,424
Cracker Barrel Old Country Store, Inc.	2,500	381,675
Dollar Tree, Inc. (a)	6,995	576,808
Gildan Activewear, Inc. - Class A	13,400	408,834
Hasbro, Inc.	7,000	560,700
Jarden Corporation (a)	12,137	715,476
Leggett & Platt, Inc.	6,000	290,400
Liberty Global plc - Series C (a)	4,475	168,081
Nordstrom, Inc.	3,900	223,119
O'Reilly Automotive, Inc. (a)	2,395	655,416
Panera Bread Company - Class A (a)	2,390	489,544
Ross Stores, Inc.	11,500	665,850
Service Corporation International	15,200	375,136
Tiffany & Company	3,475	254,995
Vail Resorts, Inc.	1,500	200,550
VF Corporation	4,700	304,372
		6,572,380
Consumer Staples — 6.1%
Church & Dwight Company, Inc.	6,000	553,080
Edgewell Personal Care Company	3,000	241,590
Energizer Holdings, Inc.	2,500	101,275
Hormel Foods Corporation	24,000	1,037,760
J.M. Smucker Company (The)	4,500	584,280
Tyson Foods, Inc. - Class A	7,000	466,620
		2,984,605
Energy — 3.7%
Cameron International Corporation (a)	5,010	335,921
HollyFrontier Corporation	12,000	423,840
ONEOK, Inc.	11,000	328,460
Patterson-UTI Energy, Inc.	20,000	352,400
Valero Energy Corporation	2,500	160,350
World Fuel Services Corporation	4,000	194,320
		1,795,291
Financials — 18.3%
Alexander & Baldwin, Inc.	4,000	146,720
Alleghany Corporation (a)	865	429,213
American Financial Group, Inc.	7,100	499,627
Arthur J. Gallagher & Company	6,750	300,240
Axis Capital Holdings Ltd.	5,000	277,300
Bank of Hawaii Corporation	6,000	409,680
Berkley (W.R.) Corporation	6,450	362,490
Brown & Brown, Inc.	9,500	340,100

18

THE GOVERNMENT STREET MID-CAP FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 87.9% (Continued)	Shares	Value
Financials — 18.3% (Continued)
CME Group, Inc.	5,735	$550,847
Eaton Vance Corporation	9,500	318,440
Everest Re Group Ltd.	2,750	542,932
Intercontinental Exchange, Inc.	2,200	517,308
Jones Lang LaSalle, Inc.	2,800	328,496
Mid-America Apartment Communities, Inc.	14,800	1,512,708
Nasdaq, Inc.	11,000	730,180
Old Republic International Corporation	24,400	446,032
Realty Income Corporation	11,525	720,428
SEI Investments Company	10,500	452,025
		8,884,766
Health Care — 10.4%
Bio-Rad Laboratories, Inc. - Class A (a)	2,500	341,800
Bio-Techne Corporation	4,500	425,340
Centene Corporation (a)	11,000	677,270
Charles River Laboratories International, Inc. (a)	4,500	341,730
Chemed Corporation	3,000	406,350
Ensign Group, Inc. (The)	16,000	362,240
Henry Schein, Inc. (a)	3,500	604,205
Illumina, Inc. (a)	2,000	324,220
Laboratory Corporation of America Holdings (a)	2,074	242,928
ResMed, Inc.	6,000	346,920
Teleflex, Inc.	4,500	706,545
Waters Corporation (a)	2,000	263,840
		5,043,388
Industrials — 11.7%
AMETEK, Inc.	1,350	67,473
C.H. Robinson Worldwide, Inc.	6,000	445,380
Deluxe Corporation	5,000	312,450
Donaldson Company, Inc.	13,000	414,830
Expeditors International of Washington, Inc.	8,000	390,480
Fastenal Company	11,650	570,850
Graco, Inc.	7,000	587,720
Jacobs Engineering Group, Inc. (a)	5,475	238,436
JetBlue Airways Corporation (a)	8,000	168,960
L-3 Communications Holdings, Inc.	3,000	355,500
Matson, Inc.	3,000	120,510
MSC Industrial Direct Company, Inc. - Class A	6,000	457,860
Pentair plc	2,900	157,354
Snap-on, Inc.	4,475	702,530
Stericycle, Inc. (a)	1,900	239,761
Waste Connections, Inc.	7,000	452,130
		5,682,224

19

THE GOVERNMENT STREET MID-CAP FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 87.9% (Continued)	Shares	Value
Information Technology — 12.4%
ANSYS, Inc. (a)	3,500	$313,110
Arrow Electronics, Inc. (a)	10,100	650,541
DST Systems, Inc.	5,100	575,127
Harris Corporation	6,000	467,160
Jack Henry & Associates, Inc.	10,500	887,985
Lam Research Corporation	8,500	702,100
Linear Technology Corporation	7,200	320,832
Microchip Technology, Inc.	6,000	289,200
National Instruments Corporation	12,000	361,320
NVIDIA Corporation	4,000	142,520
SanDisk Corporation	5,000	380,400
Tech Data Corporation (a)	3,500	268,695
Xilinx, Inc.	7,000	332,010
Zebra Technologies Corporation - Class A (a)	4,500	310,500
		6,001,500
Materials — 7.1%
Airgas, Inc.	1,650	233,706
Albemarle Corporation	9,000	575,370
Ashland, Inc.	3,000	329,880
Martin Marietta Materials, Inc.	2,500	398,775
Packaging Corporation of America	6,500	392,600
Scotts Miracle-Gro Company (The) - Class A	5,000	363,850
Sonoco Products Company	5,000	242,850
Steel Dynamics, Inc.	12,000	270,120
Valspar Corporation (The)	6,000	642,120
		3,449,271
Utilities — 4.7%
AGL Resources, Inc.	9,400	612,316
AmeriGas Partners, L.P.	5,500	239,085
One Gas, Inc.	4,000	244,400
SCANA Corporation	8,530	598,379
Vectren Corporation	11,600	586,496
		2,280,676

Total Common Stocks (Cost $22,436,855)		$42,694,101

20

THE GOVERNMENT STREET MID-CAP FUND SCHEDULE OF INVESTMENTS (Continued)

EXCHANGE-TRADED FUNDS — 5.1%	Shares	Value
Guggenheim Mid-Cap Core ETF	26,000	$1,270,880
Vanguard Mid-Cap ETF	9,850	1,194,116
Total Exchange-Traded Funds (Cost $1,563,641)		$2,464,996

MONEY MARKET FUNDS — 6.9%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.23% (b) (Cost $3,326,507)	3,326,507	$3,326,507

Total Investments at Value — 99.9% (Cost $27,327,003)		$48,485,604

Other Assets in Excess of Liabilities — 0.1%		61,322

Net Assets — 100.0%		$48,546,926

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of March 31, 2016.

See accompanying notes to financial statements.

21

THE ALABAMA TAX FREE BOND FUND SCHEDULE OF INVESTMENTS March 31, 2016

ALABAMA FIXED RATE REVENUE AND GENERAL OBLIGATION (GO) BONDS — 96.0%	Par Value	Value
Alabama Drinking Water Financing Auth., Series A, Rev.,
3.00%, due 08/15/2019	$530,000	$565,563
Alabama State Public School & College Auth., Capital Improvements, Rev.,
5.00%, due 12/01/2017	470,000	503,149
Alabama State Public School & College Auth., Capital Improvements, Series A, Rev.,
4.00%, due 02/01/2017	235,000	241,596
4.00%, due 02/01/2017	15,000	15,424
3.75%, due 02/01/2018	190,000	200,304
3.75%, due 02/01/2018	10,000	10,541
Alabama State Public School & College Auth., Capital Improvements, Series D, Rev.,
2.00%, due 09/01/2018	565,000	580,865
Alabama State, Series A, GO,
5.00%, due 08/01/2023	400,000	498,132
Alabaster, AL, Water Rev.,
3.00%, due 09/01/2017	400,000	412,180
Anniston, AL, Waterworks & Sewer Board, Water & Sewer Rev.,
3.50%, due 06/01/2016	500,000	502,315
Athens, AL, Electric Rev., Warrants,
3.00%, due 06/01/2016	510,000	511,938
3.00%, due 06/01/2019	375,000	396,229
Athens, AL, GO, Warrants,
4.00%, due 09/01/2018	300,000	322,128
Auburn University, AL, General Fee Rev.,
5.00%, due 06/01/2018	315,000	343,467
5.00%, due 06/01/2020	350,000	404,946
5.00%, due 06/01/2021	200,000	237,096
Auburn, AL, Refunding & Capital Improvements, Series B, GO, Warrants,
4.00%, due 08/01/2018	200,000	214,008
Auburn, AL, School, Series A, GO, Warrants,
5.00%, due 08/01/2018	500,000	548,115
Baldwin Co., AL, Board of Education, Rev.,
5.00%, due 07/01/2018	590,000	621,742
Baldwin Co., AL, GO, Warrants,
4.00%, due 06/01/2019	200,000	218,642
Baldwin Co., AL, Series A, GO, Warrants,
5.00%, due 02/01/2017	320,000	331,638

22

THE ALABAMA TAX FREE BOND FUND SCHEDULE OF INVESTMENTS (Continued)

ALABAMA FIXED RATE REVENUE AND GENERAL OBLIGATION (GO) BONDS — 96.0% (Continued)	Par Value	Value
Birmingham, AL, Waterworks Board, Water Rev.,
5.00%, due 01/01/2017	$400,000	$412,900
3.625%, due 07/01/2018	250,000	264,677
Calera, AL, GO, Warrants,
3.00%, due 12/01/2017	410,000	424,637
Chambers Co., AL, Gasoline Tax Anticipation, Rev., Warrants,
2.00%, due 11/01/2019	290,000	293,228
Cullman, AL, Board of Education Special Tax School Warrants, Rev.,
2.00%, due 03/01/2023	325,000	330,181
Decatur, AL, Sewer Rev., Warrants,
3.00%, due 08/15/2019	500,000	531,410
Elmore Co., AL, GO, Warrants,
5.00%, due 10/01/2022	415,000	500,000
Florence, AL, Electric Rev., Warrants,
3.50%, due 06/01/2017	515,000	529,446
Florence, AL, GO, Warrants,
4.00%, due 08/01/2018	575,000	613,255
Foley, AL, Utilities Board, Utilities Rev.,
4.00%, due 11/01/2018	710,000	765,437
4.00%, due 11/01/2019	225,000	248,305
Homewood, AL, Board of Education, Special Tax School Warrants,
4.00%, due 04/01/2017	500,000	515,625
Hoover City, AL, Board of Education, Special Tax School Warrants,
4.00%, due 02/15/2020	470,000	519,665
Huntsville, AL, Electric Systems, Rev.,
3.00%, due 12/01/2016	375,000	380,996
Huntsville, AL, GO, Refunding and Capital Improvement Warrants,
4.00%, due 09/01/2016	500,000	507,415
4.00%, due 09/01/2018	500,000	538,170
Huntsville, AL, Series A, GO, Warrants,
5.00%, due 05/01/2024	665,000	835,805
Limestone Co., AL, Board of Education, Special Tax Warrants,
3.00%, due 11/01/2019	560,000	590,257

23

THE ALABAMA TAX FREE BOND FUND SCHEDULE OF INVESTMENTS (Continued)

ALABAMA FIXED RATE REVENUE AND GENERAL OBLIGATION (GO) BONDS — 96.0% (Continued)	Par Value	Value
Macon Co., AL, GO, Warrants,
4.25%, due 10/01/2027,
Prerefunded 10/01/2017 @ 100	$200,000	$210,668
Madison Co., AL, Board of Education, Rev., Tax Anticipation Warrants,
2.00%, due 09/01/2019	220,000	226,294
Madison Co., AL, GO, School Warrants,
5.00%, due 03/01/2025	500,000	620,730
Madison Co., AL, GO, Warrants,
4.00%, due 09/01/2021	465,000	526,808
Madison Co., AL, Series A, Water Rev., Warrants,
2.00%, due 07/01/2017	250,000	253,975
Madison Co., AL, Water & Wastewater Board, Rev.,
3.00%, due 12/01/2019	430,000	461,042
Mobile Co., AL, GO, Refunding,
5.00%, due 06/01/2023	520,000	637,447
Mobile, AL, Board of School Commissioners, GO, Warrants,
5.00%, due 03/01/2025	250,000	308,603
Montgomery, AL, GO, Warrants,
2.50%, due 04/01/2021	500,000	510,215
Montgomery, AL, Series A, GO, Warrants,
5.00%, due 02/01/2024	220,000	250,160
Montgomery, AL, Waterworks & Sanitation, Rev.,
5.00%, due 09/01/2017	250,000	265,235
Morgan Co., AL, Board of Education, Rev., Capital Outlay Warrants,
4.00%, due 03/01/2019	250,000	270,205
Mountain Brook, AL, City Board of Education, GO, Warrants,
3.00%, due 03/01/2020	300,000	322,749
North Alabama Gas District, Rev.,
3.00%, due 06/01/2020	420,000	432,877
Opelika, AL, GO, Warrants,
2.00%, due 11/01/2017	275,000	279,670
Opelika, AL, Utilities Board, Series B, Rev.,
3.00%, due 06/01/2016	475,000	476,862
3.00%, due 06/01/2018	215,000	223,830
Orange Beach, AL, GO, Warrants,
4.00%, due 02/01/2018	200,000	211,190
5.00%, due 02/01/2019	240,000	266,261

24

THE ALABAMA TAX FREE BOND FUND SCHEDULE OF INVESTMENTS (Continued)

ALABAMA FIXED RATE REVENUE AND GENERAL OBLIGATION (GO) BONDS — 96.0% (Continued)	Par Value	Value
Prattville, AL, GO, Warrants,
5.00%, due 11/01/2022	$400,000	$485,016
Prattville, AL, Waterworks Board, Rev.,
3.00%, due 08/01/2017	290,000	298,085
Sheffield, AL, Electric Rev.,
4.00%, due 07/01/2017	600,000	624,750
Sylacauga, AL, Utilities Board, Rev.,
3.00%, due 05/01/2021	310,000	333,941
Trussville, AL, GO,
5.00%, due 10/01/2019	400,000	456,304
Tuscaloosa, AL, Series B, GO, Warrants,
4.00%, due 01/01/2020	500,000	552,535
University of Alabama, AL, Series A, Rev.,
3.00%, due 07/01/2016	340,000	342,240
5.00%, due 07/01/2017	245,000	258,245
Vestavia Hills, AL, GO, Warrants,
4.00%, due 02/01/2018	515,000	543,294
Vestavia Hills, AL, Series A, GO, Warrants,
3.00%, due 02/01/2018	240,000	249,593
Wetumpka, AL, Waterworks & Sewer, Rev.,
4.00%, due 03/01/2018	320,000	329,872

Total Alabama Fixed Rate Revenue and General Obligation (GO) Bonds (Cost $27,203,790)		$27,710,123

MONEY MARKET FUNDS — 3.1%	Shares	Value
Fidelity Tax Exempt Portfolio - Class I, 0.15% (a) (Cost $906,994)	906,994	$906,994

Total Investments at Value — 99.1% (Cost $28,110,784)		$28,617,117

Other Assets in Excess of Liabilities — 0.9%		246,959

Net Assets — 100.0%		$28,864,076

(a)	The rate shown is the 7-day effective yield as of March 31, 2016.

See accompanying notes to financial statements.

25

THE GOVERNMENT STREET FUNDS STATEMENTS OF ASSETS AND LIABILITIES March 31, 2016

	Government Street Equity Fund	Government Street Mid-Cap Fund	Alabama Tax Free Bond Fund
ASSETS
Investments in securities:
At acquisition cost	$49,363,450	$27,327,003	$28,110,784
At value (Note 2)	$80,951,636	$48,485,604	$28,617,117
Cash	3,266	—	—
Dividends and interest receivable	60,203	26,667	252,423
Receivable for investment securities sold	—	407,757	—
Receivable for capital shares sold	805	100	29,975
Other assets	2,613	3,195	2,329
TOTAL ASSETS	81,018,523	48,923,323	28,901,844

LIABILITIES
Distributions payable	3,652	—	2,005
Payable for investment securities purchased	515,655	299,899	—
Payable for capital shares redeemed	104,262	—	20,696
Accrued investment advisory fees (Note 4)	73,024	65,915	5,352
Payable to administrator (Note 4)	9,000	6,150	5,600
Other accrued expenses	6,045	4,433	4,115
TOTAL LIABILITIES	711,638	376,397	37,768

NET ASSETS	$80,306,885	$48,546,926	$28,864,076

Net assets consist of:
Paid-in capital	$48,143,375	$26,960,156	$28,419,329
Undistributed net investment income	10,197	37,499	—
Accumulated net realized gains (losses) from security transactions	565,127	390,670	(61,586)
Net unrealized appreciation on investments	31,588,186	21,158,601	506,333

Net assets	$80,306,885	$48,546,926	$28,864,076

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	1,301,209	2,211,985	2,750,690

Net asset value, offering price and redemption price per share (Note 2)	$61.72	$21.95	$10.49

See accompanying notes to financial statements.

26

THE GOVERNMENT STREET FUNDS STATEMENTS OF OPERATIONS Year Ended March 31, 2016

	Government Street Equity Fund	Government Street Mid-Cap Fund	Alabama Tax Free Bond Fund
INVESTMENT INCOME
Dividends	$1,540,391	$723,247	$111
Foreign withholding taxes on dividends	(17,798)	(345)	—
Interest	1,223	1,030	556,989
TOTAL INVESTMENT INCOME	1,523,816	723,932	557,100

EXPENSES
Investment advisory fees (Note 4)	507,129	354,220	101,458
Administration fees (Note 4)	103,334	65,218	60,000
Professional fees	20,250	19,150	18,550
Account maintenance fees	25,593	14,041	7,321
Trustees’ fees and expenses (Note 4)	10,283	10,283	10,283
Custodian and bank service fees	13,019	10,238	4,681
Compliance fees (Note 4)	9,351	7,977	7,287
Registration and filing fees	9,126	8,329	6,217
Pricing costs	2,014	2,712	11,162
Printing of shareholder reports	6,376	3,691	2,905
Postage and supplies	4,911	4,006	3,055
Insurance expense	3,380	2,114	1,353
Other expenses	5,405	3,258	3,551
TOTAL EXPENSES	720,171	505,237	237,823
Fees voluntarily waived by the Adviser (Note 4)	—	—	(49,319)
NET EXPENSES	720,171	505,237	188,504

NET INVESTMENT INCOME	803,645	218,695	368,596

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions	1,606,478	1,166,270	1,775
Net realized gains from in-kind redemptions (Note 2)	4,095,529	1,026,289	—
Net change in unrealized appreciation (depreciation) on investments	(8,631,939)	(1,931,731)	13,033

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(2,929,932)	260,828	14,808

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(2,126,287)	$479,523	$383,404

See accompanying notes to financial statements.

27

THE GOVERNMENT STREET FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	Government Street Equity Fund		Government Street Mid-Cap Fund
	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015
FROM OPERATIONS
Net investment income	$803,645	$957,716	$218,695	$243,475
Net realized gains from security transactions	1,606,478	2,980,788	1,166,270	1,879,231
Net realized gains from in-kind redemptions (Note 2)	4,095,529	3,609,846	1,026,289	3,329,346
Net change in unrealized appreciation (depreciation) on investments	(8,631,939)	3,040,301	(1,931,731)	(461,181)
Net increase (decrease) in net assets from operations	(2,126,287)	10,588,651	479,523	4,990,871

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(843,753)	(919,996)	(224,883)	(164,104)
From net realized capital gains on security transactions	(2,693,418)	(4,883,611)	(2,378,680)	(1,759,524)
Decrease in net assets from distributions to shareholders	(3,537,171)	(5,803,607)	(2,603,563)	(1,923,628)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	2,078,093	4,442,263	3,026,439	909,807
Net asset value of shares issued in reinvestment of distributions to shareholders	3,467,306	5,687,312	2,468,857	1,779,485
Payments for shares redeemed	(13,353,311)	(15,423,430)	(6,722,777)	(8,733,265)
Net decrease in net assets from capital share transactions	(7,807,912)	(5,293,855)	(1,227,481)	(6,043,973)

TOTAL DECREASE IN NET ASSETS	(13,471,370)	(508,811)	(3,351,521)	(2,976,730)

NET ASSETS
Beginning of year	93,778,255	94,287,066	51,898,447	54,875,177
End of year	$80,306,885	$93,778,255	$48,546,926	$51,898,447

UNDISTRIBUTED NET INVESTMENT INCOME	$10,197	$54,060	$37,499	$43,687

CAPITAL SHARE ACTIVITY
Shares sold	33,300	68,466	141,863	40,835
Shares reinvested	54,228	89,486	113,586	83,509
Shares redeemed	(208,341)	(237,871)	(304,039)	(395,465)
Net decrease in shares outstanding	(120,813)	(79,919)	(48,590)	(271,121)
Shares outstanding, beginning of year	1,422,022	1,501,941	2,260,575	2,531,696
Shares outstanding, end of year	1,301,209	1,422,022	2,211,985	2,260,575

See accompanying notes to financial statements.

28

THE GOVERNMENT STREET FUNDS STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Alabama Tax Free Bond Fund
	Year Ended March 31, 2016	Year Ended March 31, 2015
FROM OPERATIONS
Net investment income	$368,596	$408,871
Net realized gain (losses) from security transactions	1,775	(10,382)
Net change in unrealized appreciation (depreciation) on investments	13,033	(43,213)
Net increase in net assets from operations	383,404	355,276

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(368,599)	(408,862)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,580,300	1,505,115
Net asset value of shares issued in reinvestment of distributions to shareholders	340,322	369,143
Payments for shares redeemed	(3,040,766)	(4,481,199)
Net decrease in net assets from capital share transactions	(1,120,144)	(2,606,941)

TOTAL DECREASE IN NET ASSETS	(1,105,339)	(2,660,527)

NET ASSETS
Beginning of year	29,969,415	32,629,942
End of year	$28,864,076	$29,969,415

UNDISTRIBUTED NET INVESTMENT INCOME	$—	$—

CAPITAL SHARE ACTIVITY
Shares sold	150,997	142,760
Shares reinvested	32,502	35,041
Shares redeemed	(290,450)	(424,837)
Net decrease in shares outstanding	(106,951)	(247,036)
Shares outstanding, beginning of year	2,857,641	3,104,677
Shares outstanding, end of year	2,750,690	2,857,641

See accompanying notes to financial statements.

29

THE GOVERNMENT STREET EQUITY FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2016	2015	2014	2013	2012
Net asset value at beginning of year	$65.95	$62.78	$53.61	$50.42	$48.00

Income (loss) from investment operations:
Net investment income	0.61	0.67	0.62	0.64	0.47
Net realized and unrealized gains (losses) on investments	(2.17)	6.55	9.17	4.21	2.66
Total from investment operations	(1.56)	7.22	9.79	4.85	3.13

Less distributions:
Dividends from net investment income	(0.64)	(0.64)	(0.61)	(0.64)	(0.48)
Distributions from net realized gains	(2.03)	(3.41)	(0.01)	(1.02)	(0.23)
Total distributions	(2.67)	(4.05)	(0.62)	(1.66)	(0.71)

Net asset value at end of year	$61.72	$65.95	$62.78	$53.61	$50.42

Total return (a)	(2.46%)	11.87%	18.34%	9.93%	6.67%

Net assets at end of year (000’s)	$80,307	$93,778	$94,287	$81,689	$72,268

Ratio of total expenses to average net assets	0.85%	0.84%	0.84%	0.85%	0.87%

Ratio of net investment income to average net assets	0.95%	1.02%	1.06%	1.29%	1.01%

Portfolio turnover rate	17%	26%	36%	38%	36%

(a)

Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

30

THE GOVERNMENT STREET MID-CAP FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2016	2015	2014	2013	2012
Net asset value at beginning of year	$22.96	$21.68	$18.26	$16.26	$15.89

Income from investment operations:
Net investment income	0.10	0.10	0.09	0.10	0.04
Net realized and unrealized gains on investments	0.11	2.02	3.46	2.05	0.37
Total from investment operations	0.21	2.12	3.55	2.15	0.41

Less distributions:
Dividends from net investment income	(0.10)	(0.07)	(0.11)	(0.11)	(0.04)
Distributions from net realized gains	(1.12)	(0.77)	(0.02)	(0.04)	(0.00	)(a)
Total distributions	(1.22)	(0.84)	(0.13)	(0.15)	(0.04)

Net asset value at end of year	$21.95	$22.96	$21.68	$18.26	$16.26

Total return (b)	1.04%	10.14%	19.43%	13.35%	2.59%

Net assets at end of year (000’s)	$48,547	$51,898	$54,875	$45,918	$39,843

Ratio of total expenses to average net assets	1.07%	1.05%	1.06%	1.08%	1.09%

Ratio of net investment income to average net assets	0.46%	0.47%	0.43%	0.63%	0.29%

Portfolio turnover rate	20%	16%	10%	12%	18%

(a)	Amount rounds to less than $0.01 per share.

(b)

Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

31

THE ALABAMA TAX FREE BOND FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2016	2015	2014	2013	2012
Net asset value at beginning of year	$10.49	$10.51	$10.63	$10.64	$10.45

Income (loss) from investment operations:
Net investment income	0.13	0.14	0.15	0.18	0.23
Net realized and unrealized gains (losses) on investments	0.00 (a)	(0.02)	(0.12)	(0.01)	0.19
Total from investment operations	0.13	0.12	0.03	0.17	0.42

Less dividends from net investment income	(0.13)	(0.14)	(0.15)	(0.18)	(0.23)

Net asset value at end of year	$10.49	$10.49	$10.51	$10.63	$10.64

Total return (b)	1.28%	1.14%	0.28%	1.64%	4.04%

Net assets at end of year (000’s)	$28,864	$29,969	$32,630	$33,265	$24,719

Ratio of total expenses to average net assets	0.82%	0.79%	0.76%	0.76%	0.80%

Ratio of net expenses to average net assets (c)	0.65%	0.65%	0.65%	0.65%	0.65%

Ratio of net investment income to average net assets (c)	1.27%	1.32%	1.41%	1.70%	2.17%

Portfolio turnover rate	13%	6%	10%	7%	18%

(a)	Amount rounds to less than $0.01 per share.

(b)

Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratios were determined after voluntary advisory fee waivers by the Adviser (Note 4).

See accompanying notes to financial statements.

32

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 2016

1. Organization

The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund (the “Funds”) are each a no-load series of the Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Government Street Equity Fund and The Government Street Mid-Cap Fund are each a diversified fund and The Alabama Tax Free Bond Fund is a non-diversified fund. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not included in this report.

The Government Street Equity Fund’s investment objective is to seek capital appreciation.

The Government Street Mid-Cap Fund’s investment objective is to seek capital appreciation.

The Alabama Tax Free Bond Fund’s investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital.

2. Significant Accounting Policies

As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, each Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange, including common stocks, are valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise, at the last quoted bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Investments representing shares of other investment companies, including exchange-traded funds and money market funds, are valued at their net asset value as reported by such companies.

Fixed income securities, including municipal bonds, are typically valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities.

33

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

When market quotations are not readily available, if a pricing service cannot provide a price or the investment adviser believes the price received from the pricing service is not indicative of market value, securities will be valued in good faith at fair value using methods consistent with procedures adopted by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

Fixed income securities, including municipal bonds, are classified as Level 2 since the values for such securities are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments as of March 31, 2016, by security type:

The Government Street Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$72,460,164	$—	$—	$72,460,164
Exchange-Traded Funds	2,958,012	—	—	2,958,012
Money Market Funds	5,533,460	—	—	5,533,460
Total	$80,951,636	$—	$—	$80,951,636

34

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The Government Street Mid-Cap Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$42,694,101	$—	$—	$42,694,101
Exchange-Traded Funds	2,464,996	—	—	2,464,996
Money Market Funds	3,326,507	—	—	3,326,507
Total	$48,485,604	$—	$—	$48,485,604

The Alabama Tax Free Bond Fund	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$27,710,123	$—	$27,710,123
Money Market Funds	906,994	—	—	906,994
Total	$906,994	$27,710,123	$—	$28,617,117

Refer to The Government Street Equity Fund’s and The Government Street Mid-Cap Fund’s Schedules of Investments for a listing of the common stocks by sector type. As of March 31, 2016, the Funds did not have any transfers into and out of any Level. There were no Level 3 securities or derivative instruments held by the Funds as of March 31, 2016. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation — The net asset value per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities purchased are amortized using the interest method. Withholding taxes on foreign dividends for The Government Street Equity Fund and The Government Street Mid-Cap Fund have been recorded in accordance with the Funds’ understanding of the appropriate country’s rules and tax rates.

Distributions to shareholders — Dividends arising from net investment income are declared and paid quarterly to shareholders of The Government Street Equity Fund; declared and paid annually to shareholders of The Government Street Mid-Cap Fund; and declared daily and paid monthly to shareholders of The Alabama Tax Free Bond Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Dividends and distributions are recorded on the ex-dividend date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature.

35

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The tax character of distributions paid during the years ended March 31, 2016 and 2015, is as follows:

	Year Ended	Ordinary Income	Exempt- Interest Dividends	Long-Term Capital Gains	Total Distributions
The Government Street Equity Fund	03/31/16	$ 843,753	$ —	$ 2,693,418	$ 3,537,171
	03/31/15	$ 919,996	$ —	$ 4,883,611	$ 5,803,607
The Government Street Mid-Cap Fund	03/31/16	$ 263,265	$ —	$ 2,340,298	$ 2,603,563
	03/31/15	$ 164,104	$ —	$ 1,759,524	$ 1,923,628
The Alabama Tax Free Bond Fund	03/31/16	$ —	$ 368,599	$ —	$ 368,599
	03/31/15	$ —	$ 408,862	$ —	$ 408,862

Security transactions — Security transactions are accounted for on trade date for financial reporting purposes. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses — Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and any net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

36

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of March 31, 2016:

	The Government Street Equity Fund	The Government Street Mid-Cap Fund	The Alabama Tax Free Bond Fund
Cost of portfolio investments	$49,363,450	$27,327,003	$28,110,784
Gross unrealized appreciation	$31,876,706	$21,342,087	$507,316
Gross unrealized depreciation	(288,520)	(183,486)	(983)
Net unrealized appreciation	31,588,186	21,158,601	506,333
Undistributed ordinary income	13,849	37,499	—
Undistributed tax-exempt income	—	—	2,005
Undistributed long-term gains	565,127	390,670	—
Accumulated capital losses	—	—	(61,586)
Distributions payable	(3,652)	—	(2,005)
Total distibutable earnings	$32,163,510	$21,586,770	$444,747

During the year ended March 31, 2016, The Alabama Tax Free Bond Fund utilized long-term capital loss carryforwards in the amount of $1,775 to offset current year gains. As of March 31, 2016, The Alabama Tax Free Bond Fund had a short-term capital loss carryforward for federal income tax purposes of $24,704 and a long-term capital loss carryforward for federal income tax purposes of $36,882, both of which may be carried forward indefinitely. These capital loss carryforwards are available to offset realized capital gains in future years, thereby reducing future taxable gains distributions.

During the year ended March 31, 2016, The Government Street Equity Fund reclassified $3,779 of net realized gains against undistributed net investment income and $24 of net investment income against paid-in capital; The Alabama Tax Free Bond Fund reclassified $3 of distributions in excess of net investment income against paid-in capital on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statements and income tax reporting requirements, have no effect on each Fund’s net assets or net asset value per share.

During the year ended March 31, 2016, The Government Street Equity Fund and The Government Street Mid-Cap Fund realized $4,095,529 and $1,026,289, respectively, of net capital gains resulting from in-kind redemptions (redemptions in which shareholders who redeemed Fund shares received securities held by the Fund rather than cash). The Funds recognize a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities. Such gains are not taxable to the Funds and are not required to be distributed to shareholders. The Funds have reclassified these amounts against paid-in capital. These reclassifications are reflected on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, have no effect on each Fund’s net assets or net asset value per share.

37

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (tax years ended March 31, 2013 through March 31, 2016) of each Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the year ended March 31, 2016:

	The Government Street Equity Fund	The Government Street Mid-Cap Fund	The Alabama Tax Free Bond Fund
Purchases of investment securities	$13,702,936	$9,085,873	$3,769,638
Proceeds from sales and maturities of investment securities	$27,951,440	$13,934,252	$4,015,911

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

Each Fund’s investments are managed by Leavell Investment Management, Inc. (the “Adviser”) under the terms of an Investment Advisory Agreement. The Government Street Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of .60% of its average daily net assets up to $100 million and .50% of such assets in excess of $100 million. The Government Street Mid-Cap Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .75% of its average daily net assets. The Alabama Tax Free Bond Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of .35% of its average daily net assets up to $100 million and .25% of such assets in excess of $100 million.

During the year ended March 31, 2016, the Adviser voluntarily limited the total operating expenses of The Alabama Tax Free Bond Fund to .65% of the Fund’s average daily net assets. Accordingly, the Adviser waived $49,319 of its investment advisory fees from The Alabama Tax Free Bond Fund during the year ended March 31, 2016. This amount is not subject to recapture in future periods.

Certain officers of the Trust are also officers of the Adviser.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides fund administration, fund accounting, compliance and transfer agent services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-

38

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

of-pocket expenses including, but not limited to, postage, supplies, and costs of pricing the Funds’ portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPENSATION OF TRUSTEES

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $12,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees (except that such fee is $2,500 for the independent chairman); and a fee of $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings. Each Fund in the Trust pays its proportionate share of such fees. Effective April 1, 2016, the annual retainer will increase to $15,000, payable quarterly.

5. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6. Concentration of Credit Risk

The Alabama Tax Free Bond Fund invests primarily in debt instruments of municipal issuers in the state of Alabama. The issuers’ abilities to meet their obligations may be affected by economic developments in the state or its region, as well as disruptions in the credit markets and the economy, generally.

39

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

7. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

40

THE GOVERNMENT STREET FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of The Government Street Funds and
Board of Trustees of Williamsburg Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Government Street Equity Fund, The Government Street Mid-Cap Fund, and The Alabama Tax Free Bond Fund (“The Government Street Funds” or “Funds”), each a series of Williamsburg Investment Trust, as of March 31, 2016, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Funds’ financial statements and financial highlights for the years ended prior to March 31, 2016, were audited by other auditors, whose report dated May 22, 2015, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2016, and the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
May 26, 2016

41

THE GOVERNMENT STREET FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other expenses. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment returns of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2015 through March 31, 2016).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including historical expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

42

THE GOVERNMENT STREET FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

	Beginning Account Value Oct. 1, 2015	Ending Account Value March 31, 2016	Net Expense Ratio(a)	Expenses Paid During Period(b)
The Government Street Equity Fund
Based on Actual Fund Return	$1,000.00	$1,047.30	0.85%	$4.35
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.75	0.85%	$4.29
The Government Street Mid-Cap Fund
Based on Actual Fund Return	$1,000.00	$1,088.10	1.07%	$5.59
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.65	1.07%	$5.40
The Alabama Tax Free Bond Fund
Based on Actual Fund Return	$1,000.00	$1,007.20	0.65%	$3.26
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.75	0.65%	$3.29

(a)	Annualized, based on the Fund’s most recent one-half year expenses.
(b)	Expenses are equal to the Fund’s net expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

CHANGE IN INDEPENDENT AUDITOR

On February 23, 2016, Cohen Fund Audit Services, Ltd. (“Cohen”) was selected as the Funds’ new independent auditor, replacing Ernst & Young LLP (“EY”) as independent auditor of the Funds. The Funds’ selection of Cohen as independent auditor was recommended and approved by the Trust’s Audit Committee and was ratified by the Trust’s Board of Trustees.

EY’s reports on the Funds’ financial statements for the prior two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal years, and through the date of EY’s replacement, there were no disagreements between the Trust and EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of EY, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years. Prior to February 23, 2016, Cohen was not contacted during the prior two fiscal years regarding the application of accounting principles to any particular financial matter.

43

THE GOVERNMENT STREET FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

Trustees and Officers		Address	Year of Birth	Position Held with the Trust	Length of Time Served
	Robert S. Harris, Ph.D.	100 Darden Boulevard Charlottesville, VA	1949	Chairman and Trustee	Since January 2007
*	John P. Ackerly, IV	One James Center 901 E. Cary Street Richmond, VA	1963	Trustee and President of Davenport Funds	Since July 2012
*	John T. Bruce	800 Main Street Lynchburg, VA	1953	Trustee and President of FBP Funds	Since September 1988
	George K. Jennison	5101 Stratford Crescent Richmond, VA 23226	1957	Trustee	Since January 2015
	Harris V. Morrissette	100 Jacintoport Boulevard Saraland, AL	1959	Trustee	Since March 1993
	Elizabeth W. Robertson	305 Marston Lane Richmond, VA	1953	Trustee	Since February 2014
	Thomas W. Leavell	P.O. Box 1307 Mobile, AL	1943	President	Since February 2004
	Mary Shannon Hope	P.O. Box 1307 Mobile, AL	1963	Vice President	Since August 2008
	Timothy S. Healey	2712 18th Place South Birmingham, AL	1953	Vice President of The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund	Since January 1995
	Robert G. Dorsey	225 Pictoria Drive, Suite 450 Cincinnati, OH	1957	Vice President	Since November 2000
	Mark J. Seger	225 Pictoria Drive, Suite 450 Cincinnati, OH	1962	Treasurer	Since November 2000
	Tina H. Bloom	225 Pictoria Drive, Suite 450 Cincinnati, OH	1968	Secretary and Chief Compliance Officer	Since August 2006

44

THE GOVERNMENT STREET FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Each Trustee oversees twelve portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Robert S. Harris, Ph.D. is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

John P. Ackerly, IV, is Senior Vice President and Portfolio Manager of Davenport & Company, LLC (an investment advisory firm).

John T. Bruce is President, Director and member of the Executive Committee of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

George K. Jennison is President of Oyster Consulting, LLC (a financial consulting firm). He previously was a financial adviser with Wells Fargo Advisors, LLC.

Harris V. Morrissette is President of China Doll Rice and Beans, Inc. and Dixie Lily Foods. He is also a Director of International Shipholding Corporation (cargo transportation); and a Director of Trustmark National Bank (bank holding company). Previously, he was Chairman of Azalea Aviation, Inc. (airplane fueling) until January 2012.

Elizabeth W. Robertson is Chief Financial Officer for Monument Restaurants LLC (restaurant franchises) and a Director of Towne Bank.

Thomas W. Leavell is President and Chief Executive Officer of the Adviser.

Mary Shannon Hope is a Vice President and Portfolio Manager of the Adviser.

Timothy S. Healey is an Executive Vice President and Chief Investment Officer of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Tina H. Bloom is Director of Fund Administration of Ultimus Fund Solutions, LLC.

45

THE GOVERNMENT STREET FUNDS
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1125, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-866-738-1125 or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-866-738-1125. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized capital gains made by the Funds during the fiscal year ended March 31, 2016. Certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%. The Government Street Equity Fund and The Government Street Mid-Cap Fund intend to designate up to a maximum amount of $843,753 and $263,265, respectively, as taxed at a maximum rate of 23.8%. Additionally, The Government Street Equity Fund and The Government Street Mid-Cap Fund intend to designate up to a maximum amount of $2,693,418 and $2,340,298, respectively, as a long-term capital gain distribution. For the fiscal year ended March 31, 2016, 100% of the dividends paid from ordinary income by The Government Street Equity Fund and The Government Street Mid-Cap Fund qualified for the dividends received deduction for corporations.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2015 Form 1099-DIV.

46

THE GOVERNMENT STREET FUNDS
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At an in-person meeting held on February 23, 2016, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreements with the Adviser on behalf of The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund. Below is a discussion of the factors considered by the Board of Trustees along with its conclusions with respect thereto that formed the basis for the Board’s approvals.

In selecting the Adviser and approving the continuance of the Investment Advisory Agreements, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser.

The Trustees’ evaluation of the quality of the Adviser’s services took into account their knowledge and experience gained through meetings with and reports of the Adviser’s senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund’s performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, were considered in light of the Funds’ compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds’ independent public accounting firm in periodic meetings with the Trust’s Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives. The Trustees considered information provided by the Adviser concerning the Adviser’s profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called “fallout” benefits to the Adviser. The Trustees also considered the Adviser’s representations that all of the Funds’ portfolio trades were executed based on the best price and execution available, and that the Adviser does not participate in any soft dollar or directed brokerage arrangements. The Trustees further considered

47

THE GOVERNMENT STREET FUNDS
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

that the Adviser does not participate in any revenue sharing arrangements relating to the Funds. In evaluating the Funds’ advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

Based upon their review of this information, the Independent Trustees concluded that: (i) based upon the portfolio composition and performance of The Government Street Equity Fund and The Government Street Mid-Cap Fund during 2015, as well as the Funds’ longer term performance, the Adviser has been effective in adhering to its investment philosophy of seeking to reduce the variability of returns through diversification and has provided quality services to those Funds; (ii) although the short-term and long-term performance of The Alabama Tax Free Bond Fund has lagged its benchmark index and the average returns for comparably managed funds, the Fund is managed in a conservative investment style and has satisfactorily met the goal of providing tax-exempt income with limited exposure to credit and maturity risks; (iii) the investment advisory fees payable to the Adviser by each Fund are competitive with similarly managed funds, and the Independent Trustees believe the fees to be reasonable given the scope and quality of investment advisory services provided by the Adviser and other services provided to shareholders; (iv) the total operating expense ratio of each Fund is less than the average expense ratio for comparably managed funds, according to statistics derived from Morningstar, Inc.; (v) the Adviser’s voluntary commitment to cap overall operating expenses of The Alabama Tax Free Bond Fund through advisory fee waivers has enabled that Fund to further increase returns for shareholders; and (vi) the level of the Adviser’s profitability with respect to its management of the Funds is reasonable. Given the current size of the Funds and their expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the “fallout” benefits to the Adviser with respect to the Funds, but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreements. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue its Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

48

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The Government Street Funds

No-Load Mutual Funds

Investment Adviser

Leavell Investment Management, Inc.

210 St. Joseph Street

Mobile, AL 36602

Administrator

Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, OH 45246-0707

1-866-738-1125

Legal Counsel

Sullivan & Worcester LLP

One Post Office Square

Boston, MA 02109

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.

1350 Euclid Avenue

Suite 800

Cleveland, Ohio 44115

Board of Trustees

Robert S. Harris, Ph.D., Chairman

John P. Ackerly, IV

John T. Bruce

George K. Jennison

Harris V. Morrissette

Elizabeth W. Robertson

Portfolio Managers

Thomas W. Leavell,

The Government Street Equity Fund

The Government Street Mid-Cap Fund

Timothy S. Healey,

The Alabama Tax Free Bond Fund

THE
JAMESTOWN
FUNDS

No-Load Funds

The Jamestown Equity Fund
The Jamestown Tax Exempt Virginia Fund

ANNUAL REPORT

March 31, 2016

Investment Adviser

Lowe, Brockenbrough & Company, Inc.

Richmond, Virginia

LETTER TO SHAREHOLDERS	May 19, 2016

The Jamestown Equity Fund

For the fiscal year ended March 31, 2016, The Jamestown Equity Fund (the “Fund”) returned -4.96% compared to 1.78% for the S&P 500 Index. During the fiscal year, the S&P 500 was driven by two groups of stocks; the FANG stocks (Facebook, Amazon, Netflix and Google (now Alphabet)) along with defensive, stable sectors of the market including Telecommunications, Utilities and Consumer Staples. The Fund was underweight the higher growth FANG stocks and underweight Utilities and Consumer Staples.

The underperformance of the Fund was driven by stock selection and a negative contribution from sector selection. Sector selection was hurt by the impact of holding some cash reserves in the portfolio during the past twelve months as equity markets rose. In addition, the underweight position in the Utilities and Consumer Staples sectors was a drag on performance. We continue to find the valuations of many of the “safety” sectors like Utilities and Consumer Staples less attractive and remain underweight in the Fund.

Stock selection was the largest drag on relative performance during the fiscal year. The negatives of poor stock selection in the Information Technology, Consumer Staples and Finance sectors more than offset strong stock selection in the Materials sector. The best performing stocks in the Fund for the year were General Electric, Microsoft, Alphabet and AT&T, all of which remained in the portfolio at the end of the fiscal year. The worst performing stocks were Ryder, McKesson, Marathon Oil, Morgan Stanley and Ameriprise Financial. Ryder and Marathon were sold out of the portfolio during the fiscal year.

We currently expect global economic growth to remain positive, but modest, as growth in the U.S. is joined by modest growth in Europe and slower growth in China. Economic growth in China has slowed as leaders there try to achieve a better balance between domestic consumption, and the infrastructure spending that has led the way over the past two decades. Inflation has been running below expectations across the globe, leaving plenty of room for global central banks to maintain very accommodative monetary policies. While the U.S. Federal Reserve raised interest rates once during the year, their path toward normalizing interest rates is likely to be much slower than previously anticipated.

Overall earnings for the S&P 500 fell slightly during the fiscal year, largely impacted by the dramatic decline in earnings from the Energy sector. Earnings were up modestly outside of the energy sector. We anticipate some improvement in corporate earnings as the oil market improves and comparisons against the stronger U.S. dollar are set to ease. Corporate earnings growth will need to accelerate to push equity prices forward as valuations on the S&P 500 remain modestly above long-term averages.

While performance was challenging during the fiscal year, we continue to be excited about the holdings in the Fund going forward. The earnings for the underlying companies are projected to grow faster than the overall S&P 500 earnings and the stocks we own in the Fund are trading at a larger than normal discount on various valuation measures.

1

The Jamestown Tax Exempt Virginia Fund

For the fiscal year ended March 31, 2016, The Jamestown Tax Exempt Virginia Fund (the “Fund”) returned 2.40%. By comparison, the Barclays 1-10 Year Municipal Blend Index returned 2.86%. The Fund remains conservatively positioned with regard to interest rate risk and credit quality. At the end of the period, the Fund’s 30-day SEC yield was 1.41%, which is a taxable equivalent yield of 2.49% for investors subject to the maximum 43.4% federal income tax bracket.

The U.S. economy experienced slower growth with real GDP expanding by 1.9% year-over-year as of March 31, 2016. With the plunge in oil prices, inflation remained subdued with the GDP deflator edging up 1.3% over the same time period. Monetary policy was still considered accommodative even after the Federal Reserve increased short-term rates by a quarter percentage point in December 2015, after seven years of keeping short-term interest rates near zero. Fed officials signaled their intention to normalize interest rates gradually over the next 2 to 3 years, yet volatility in financial markets in early 2016 led them to trim the number of rate hikes projected for 2016 from four to two.

Although short-term yields increased in the period, intermediate-term bond yields stayed in a narrow range for much of the period before moving sharply lower in the first quarter of 2016. The yield on the 10-year Treasury note drifted between 2.00% and 2.50% for the first nine months of the fiscal year and then fell to 1.77% at March 31, 2016. During the same period, the tax-exempt yield of AAA-rated general obligations with a 5-year maturity fell 17 basis points to 1.07%, while the 10-year maturity declined 26 basis points to 1.70%, according to Municipal Market Data. The Fund’s net asset value declined in the second quarter of 2015, was relatively steady for several months, and then increased in the first quarter of 2016, reaching its peak in mid-February.

The Fund’s relative performance can be attributed to its duration, its yield curve positioning, and its emphasis on high credit quality. The portfolio’s average maturity and duration shortened moderately during the course of the twelve-month period. At March 31, 2016, the Fund’s average stated maturity was 5.6 years, compared to 5.9 years at the beginning of the period, and the effective duration was little changed at 4.0 years. Long maturity bonds generally outperformed shorter maturity bonds as the difference between short-term yields and long-term yields narrowed, resulting in a flatter yield curve. The Fund’s allocation to short duration bonds was detrimental to relative performance.

Lower quality bonds outperformed higher quality debt during the reporting period as yield-starved investors continued to reach for extra income in lower quality credits. Virginia is known for its well managed state and local governments, thus the debt of most localities is considered high quality. There is a paucity of low rated municipal credits within Virginia, compared to other states. The Fund remains positioned in predominantly AAA and AA-rated credits from Virginia municipal issuers, both in general obligation debt and essential service revenue bonds. The Fund’s exposure to lower quality credits is less than that of its broader benchmark.

2

The Commonwealth of Virginia completed its fiscal year ended in June 30, 2015 with a record $553 million surplus. Revenue collections increased by 8.1%, led by individual income tax receipts as employment growth in the state accelerated in 2015. By Virginia law, 96% of the surplus is directed to the Revenue Stabilization Fund and the Virginia Water Quality Fund. General obligation bonds issued by the state continue to carry the top credit rating by all three major rating firms, with a stable outlook, despite ongoing concern over the state’s unfunded pension liability.

Charles M. Caravati, III, CFA President Jamestown Equity Fund	Joseph A. Jennings, III, CFA President Jamestown Tax Exempt Virginia Fund

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Performance data, current to the most recent month end, may be obtained by calling 1-866-738-1126.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of March 31, 2016, the end of the reporting period. These views are subject to change at any time based upon market or other conditions. For more current information throughout the year please visit www.jamestownfunds.com. The Funds are distributed by Ultimus Fund Distributors, LLC.

3

THE JAMESTOWN EQUITY FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
The Jamestown Equity Fund and the Standard & Poor’s 500® Index

	Average Annual Total Returns(a) (for periods ended March 31, 2016)
	1 Year	5 Years	10 Years
The Jamestown Equity Fund	(4.96%)	9.31%	5.44%
Standard & Poor’s 500® Index	1.78%	11.58%	7.01%

(a)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

4

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
The Jamestown Tax Exempt Virginia Fund and the Barclays 1-10 Year Municipal Blend Index*

	Average Annual Total Returns(a) (for periods ended March 31, 2016)
	1 Year	5 Years	10 Years
The Jamestown Tax Exempt Virginia Fund	2.40%	2.49%	3.14%
Barclays 1-10 Year Municipal Blend Index	2.86%	3.68%	4.21%

*	The Barclays 1-10 Year Municipal Blend Index is an unmanaged, market value-weighted index which covers the short and intermediate components of the U.S. investment-grade tax-exempt bond market.
(a)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

5

THE JAMESTOWN EQUITY FUND
PORTFOLIO INFORMATION
March 31, 2016 (Unaudited)

Asset Allocation (% of Net Assets)	Ten Largest Equity Holdings	% of Net Assets
	Apple, Inc.	4.6%
	Allergan plc	2.7%
	Consumer Staples Select Sector SPDR® Fund (The)	2.6%
	CVS Health Corporation	2.5%
	Exxon Mobil Corporation	2.5%
	Discover Financial Services	2.4%
	Chevron Corporation	2.3%
	AT&T, Inc.	2.2%
	JPMorgan Chase & Company	2.2%
	Nielsen Holdings plc	2.2%

Sector Concentration vs. the S&P 500® Index

6

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO INFORMATION
March 31, 2016 (Unaudited)

Characteristics (Weighted Average)		Maturity Breakdown (% of Portfolio)
30-day SEC Yield	1.41%
Tax-Equivalent Yield	2.49%*
Average Maturity (years)	5.6
Average Duration (years)	4.0
Average Quality	AA
Number of Issues	56

* Assumes a maximum 43.4% federal tax rate.

Credit Quality (% of Portfolio)	Sector Diversification (% of Portfolio)

7

THE JAMESTOWN EQUITY FUND SCHEDULE OF INVESTMENTS March 31, 2016

COMMON STOCKS — 90.3%	Shares	Value
Consumer Discretionary — 15.1%
Comcast Corporation - Class A	12,100	$739,068
Dollar Tree, Inc. (a)	6,800	560,728
Home Depot, Inc. (The)	5,600	747,208
Lennar Corporation - Class A	15,000	725,400
Priceline Group, Inc. (The) (a)	525	676,704
Royal Caribbean Cruises Ltd.	9,200	755,780
TJX Companies, Inc. (The)	10,000	783,500
Walt Disney Company (The)	7,000	695,170
		5,683,558
Consumer Staples — 5.4%
CVS Health Corporation	9,250	959,503
PepsiCo, Inc.	6,500	666,120
Procter & Gamble Company (The)	4,900	403,319
		2,028,942
Energy — 5.4%
Chevron Corporation	9,000	858,600
Exxon Mobil Corporation	11,200	936,208
Hess Corporation	4,200	221,130
		2,015,938
Financials — 15.0%
Ameriprise Financial, Inc.	7,000	658,070
Chubb Ltd.	3,500	417,025
Discover Financial Services	17,500	891,100
Invesco Ltd.	10,800	332,316
JPMorgan Chase & Company	14,000	829,080
MetLife, Inc.	14,400	632,736
Morgan Stanley	22,000	550,220
PNC Financial Services Group, Inc. (The)	8,000	676,560
Wells Fargo & Company	14,000	677,040
		5,664,147
Health Care — 15.6%
Abbott Laboratories	9,600	401,568
Aetna, Inc.	7,200	808,920
Allergan plc (a)	3,850	1,031,915
AmerisourceBergen Corporation	4,200	363,510
Amgen, Inc.	5,000	749,650
McKesson Corporation	3,800	597,550
Merck & Company, Inc.	10,000	529,100
Thermo Fisher Scientific, Inc.	5,400	764,586
UnitedHealth Group, Inc.	5,000	644,500
		5,891,299

8

THE JAMESTOWN EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 90.3% (Continued)	Shares	Value
Industrials — 10.7%
CSX Corporation	8,500	$218,875
Eaton Corporation plc	9,000	563,040
FedEx Corporation	4,800	781,056
General Electric Company	25,000	794,750
Nielsen Holdings plc	15,500	816,230
Norfolk Southern Corporation	5,900	491,175
United Technologies Corporation	3,500	350,350
		4,015,476
Information Technology — 19.4%
Alphabet, Inc. - Class A (a)	975	743,828
Alphabet, Inc. - Class C (a)	1,000	744,950
Apple, Inc.	15,900	1,732,941
Cisco Systems, Inc.	28,500	811,395
EMC Corporation	29,000	772,850
Microsoft Corporation	11,300	624,099
Oracle Corporation	18,000	736,380
QUALCOMM, Inc.	8,300	424,462
TE Connectivity Ltd.	11,700	724,464
		7,315,369
Materials — 1.5%
Eastman Chemical Company	8,000	577,840

Telecommunication Services — 2.2%
AT&T, Inc.	21,500	842,155

Total Common Stocks (Cost $22,470,552)		$34,034,724

EXCHANGE-TRADED FUNDS — 2.6%	Shares	Value
Consumer Staples Select Sector SPDR® Fund (The) (Cost $881,729)	18,200	$965,510

Total Investments at Value — 92.9% (Cost $23,352,281)		$35,000,234

Other Assets in Excess of Liabilities — 7.1%		2,681,503

Net Assets — 100.0%		$37,681,737

(a)	Non-income producing security.

See accompanying notes to financial statements.

9

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND SCHEDULE OF INVESTMENTS March 31, 2016

VIRGINIA REVENUE AND GENERAL OBLIGATION (GO) BONDS — 92.0%	Par Value	Value
Capital Region Airport Commission, Virginia, Airport Revenue,
4.50%, due 07/01/2016	$520,000	$525,122
Chesterfield Co., Virginia, GO,
5.00%, due 01/01/2020	700,000	723,653
5.00%, due 01/01/2024	250,000	300,775
5.00%, due 01/01/2025	460,000	574,319
City of Winchester, Virginia, GO,
5.00%, due 09/01/2027	125,000	156,109
Fairfax Co., Virginia, Industrial Dev. Authority, Revenue,
5.00%, due 05/15/2022	750,000	841,755
Fairfax Co., Virginia, Sewer, Revenue,
4.50%, due 07/15/2030 prerefunded 07/15/2021 @ 100	250,000	283,767
Fairfax Co., Virginia, Water, Revenue,
5.00%, due 04/01/2027	500,000	601,415
Fauquier Co., Virginia, GO,
5.00%, due 07/01/2017, prerefunded 07/01/2016 @ 100	500,000	505,660
Hampton Roads Sanitation District, Virginia, Wastewater, Revenue,
5.00%, due 04/01/2022, prerefunded 04/01/2018 @ 100	400,000	433,392
5.00%, due 07/01/2026	500,000	624,545
Hampton Roads Sanitation District, Virginia, Wastewater, Series A, Revenue,
5.00%, due 01/01/2027 prerefunded 01/01/2021 @ 100	400,000	471,796
Hampton, Virginia, GO,
5.00%, due 04/01/2025	500,000	605,650
Harrisonburg, Virginia, GO,
5.00%, due 07/15/2022	350,000	426,464
Henrico Co., Virginia, Water & Sewer, Revenue,
5.00%, due 05/01/2020	350,000	393,918
5.00%, due 05/01/2022	430,000	483,539
Leesburg, Virginia, GO,
5.00%, due 09/15/2016	500,000	510,445
Louisa, Virginia, Industrial Dev. Authority, Poll Control Revenue,
2.15%, due 11/01/2035	200,000	205,290
Lynchburg, Virginia, Public Improvement, Series A, GO,
5.00%, due 08/01/2019	625,000	707,444
Manassas, Virginia, Public Improvement, Series D, GO,
5.00%, due 07/01/2019	250,000	284,655

10

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND SCHEDULE OF INVESTMENTS (Continued)

VIRGINIA REVENUE AND GENERAL OBLIGATION (GO) BONDS — 92.0% (Continued)	Par Value	Value
New Kent Co., Virginia, Economic Dev. Authority, Revenue,
5.00%, due 02/01/2019, prerefunded 02/01/2017 @ 100	$500,000	$518,225
Newport News, Virginia, GO,
5.00%, due 07/15/2025	350,000	448,427
Northern Virginia Transportation Authority, Special Tax, Revenue,
5.00%, due 06/01/2026	400,000	493,952
Portsmouth, Virginia, Series D, GO,
4.00%, due 12/01/2017	215,000	226,758
Prince William Co., Virginia, Lease Participation Certificates,
5.00%, due 10/01/2020	500,000	580,190
Rappahannock, Virginia, Regional Jail Authority, Revenue,
5.00%, due 10/01/2024	300,000	375,753
Roanoke, Virginia, Public Improvement, Series A, GO,
5.00%, due 07/15/2025	400,000	492,852
Spotsylvania Co., Virginia, Economic Dev. Authority, Revenue,
5.00%, due 06/01/2021	300,000	354,489
Spotsylvania Co., Virginia, GO,
5.00%, due 01/15/2023	400,000	491,072
Stafford Co., Virginia, Public Improvement, GO,
5.00%, due 08/01/2026	375,000	479,426
Suffolk, Virginia, Public Improvement, GO,
5.00%, due 02/01/2022	400,000	485,376
Suffolk, Virginia, Public Improvement, Series A, GO,
4.00%, due 08/01/2018	250,000	268,685
Upper Occoquan, Virginia, Sewer Authority, Revenue,
5.15%, due 07/01/2020	250,000	273,127
5.00%, due 07/01/2027	350,000	443,335
Virginia Beach, Virginia, Public Improvement, GO,
5.00%, due 06/01/2021, prerefunded 06/01/2019 @ 100	250,000	282,205
5.00%, due 03/01/2023	300,000	372,309
4.00%, due 04/01/2027	205,000	230,978
Virginia Biotechnology Research Partnership Authority, Lease Revenue,
5.00%, due 09/01/2020	500,000	581,720
Virginia College Building Authority, Educational Facilities, Revenue,
5.00%, due 03/01/2019	250,000	279,467
4.00%, due 09/01/2026	500,000	565,290

11

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND SCHEDULE OF INVESTMENTS (Continued)

VIRGINIA REVENUE AND GENERAL OBLIGATION (GO) BONDS — 92.0% (Continued)	Par Value	Value
Virginia Commonwealth Transportation Board, Federal Highway Reimbursement Anticipation Notes, Revenue,
5.00%, due 03/15/2023	$500,000	$599,910
5.00%, due 03/15/2025	500,000	609,195
Virginia Small Business Financing Authority, Healthcare Facilities, Revenue,
5.00%, due 11/01/2017	250,000	266,745
Virginia State Housing Dev. Authority, Revenue,
3.05%, due 07/01/2021	200,000	214,544
Virginia State Public School Authority, Revenue,
5.00%, due 08/01/2023	500,000	613,540
5.00%, due 07/15/2026	300,000	367,320
Virginia State Public School Authority, Series A, Revenue,
5.00%, due 08/01/2020, prerefunded 08/01/2016 @ 100	585,000	593,793
Virginia State Public School Authority, Series B-1, Revenue,
5.00%, due 08/01/2018	500,000	548,480
Virginia State Resources Authority, Clean Water, Revenue,
5.00%, due 10/01/2021, prerefunded 10/01/2019 @ 100	500,000	570,195
Virginia State Resources Authority, Infrastructure, Revenue,
5.00%, due 11/01/2024, prerefunded 11/01/2018 @ 100	220,000	243,437
5.00%, due 11/01/2024	35,000	38,738
5.00%, due 11/01/2024	245,000	270,402
Virginia State Resources Authority, Infrastructure, Series B, Revenue,
5.00%, due 11/01/2024	150,000	183,897
Virginia State, Series B, GO,
5.00%, due 06/01/2017	250,000	262,808
Western Virginia Regional Jail Authority, Revenue,
5.00%, due 12/01/2023	250,000	308,033

Total Virginia Revenue and General Obligation (GO) Bonds (Cost $22,510,568)		$23,594,376

12

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND SCHEDULE OF INVESTMENTS (Continued)

WASHINGTON, D.C. REVENUE BONDS — 2.1%	Par Value	Value
Metropolitan Washington Airports Authority, Series C, Revenue,
5.00%, due 10/01/2022 (Cost $503,476)	$500,000	$547,955

EXCHANGE-TRADED FUNDS — 0.5%	Shares	Value
SPDR® Nuveen Barclays Short Term Municipal Bond ETF (Cost $120,500)	2,500	$122,050

MONEY MARKET FUNDS — 4.5%	Shares	Value
Fidelity Tax Exempt Portfolio - Class I, 0.13% (a) (Cost $1,153,500)	1,153,500	$1,153,500

Total Investments at Value — 99.1% (Cost $24,288,044)		$25,417,881

Other Assets in Excess of Liabilities — 0.9%		228,850

Net Assets — 100.0%		$25,646,731

(a)	The rate shown is the 7-day effective yield as of March 31, 2016.

See accompanying notes to financial statements.

13

THE JAMESTOWN FUNDS STATEMENTS OF ASSETS AND LIABILITIES March 31, 2016

	The Jamestown Equity Fund	The Jamestown Tax Exempt Virginia Fund
ASSETS
Investments in securities:
At acquisition cost	$23,352,281	$24,288,044
At value (Note 2)	$35,000,234	$25,417,881
Cash	2,618,351	—
Dividends and interest receivable	25,518	276,226
Receivable for investment securities sold	677,336	—
Receivable for capital shares sold	1,164	—
Other assets	2,581	1,012
TOTAL ASSETS	38,325,184	25,695,119

LIABILITIES
Distributions payable	4,243	4,566
Payable for investment securities purchased	580,075	—
Payable for capital shares redeemed	31,271	33,920
Accrued investment advisory fees (Note 4)	20,399	4,123
Payable to administrator (Note 4)	5,700	5,700
Other accrued expenses	1,759	79
TOTAL LIABILITIES	643,447	48,388

NET ASSETS	$37,681,737	$25,646,731

Net assets consist of:
Paid-in capital	$26,005,964	$24,526,789
Undistributed net investment income	9,712	—
Accumulated net realized gains (losses) from security transactions	18,108	(9,895)
Net unrealized appreciation on investments	11,647,953	1,129,837
Net assets	$37,681,737	$25,646,731

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	1,925,611	2,512,549

Net asset value, offering price and redemption price per share (Note 2)	$19.57	$10.21

See accompanying notes to financial statements.

14

THE JAMESTOWN FUNDS STATEMENTS OF OPERATIONS Year Ended March 31, 2016

	The Jamestown Equity Fund	The Jamestown Tax Exempt Virginia Fund
INVESTMENT INCOME
Dividends	$649,589	$1,293
Foreign withholding taxes on dividends	(454)	—
Interest	—	728,238
TOTAL INVESTMENT INCOME	649,135	729,531

EXPENSES
Investment advisory fees (Note 4)	232,578	105,536
Administration fees (Note 4)	60,042	60,000
Professional fees	18,550	18,450
Trustees’ fees and expenses (Note 4)	10,283	10,283
Compliance service fees (Note 4)	7,668	7,668
Custodian and bank service fees	9,608	5,680
Account maintenance fees	4,053	7,655
Pricing costs	1,234	9,729
Registration and filing fees	5,683	3,222
Printing of shareholder reports	6,776	2,059
Postage and supplies	5,570	3,192
Other expenses	5,537	3,103
TOTAL EXPENSES	367,582	236,577
Fees voluntarily waived by the Adviser (Note 4)	—	(54,527)
Expenses reimbursed through a directed brokerage arrangement (Note 5)	(12,000)	—
NET EXPENSES	355,582	182,050

NET INVESTMENT INCOME	293,553	547,481

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) on security transactions	308,030	(358)
Net realized gains from in-kind redemptions (Note 2)	1,079,680	—
Capital gain distributions from regulated investment companies	—	1,310
Net change in unrealized appreciation (depreciation) on investments	(3,978,103)	65,449

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(2,590,393)	66,401

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(2,296,840)	$613,882

See accompanying notes to financial statements.

15

THE JAMESTOWN EQUITY FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
FROM OPERATIONS
Net investment income	$293,553	$217,314
Net realized gains on security transactions	308,030	3,030,039
Net realized gains from in-kind redemptions (Note 2)	1,079,680	—
Net change in unrealized appreciation (depreciation) on investments	(3,978,103)	(316,145)
Net increase (decrease) in net assets from operations	(2,296,840)	2,931,208

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(281,968)	(220,231)
From net realized gains from security transactions	(1,610,525)	(3,470,588)
Decrease in net assets from distributions to shareholders	(1,892,493)	(3,690,819)

FROM CAPITAL SHARE TRANSACTIONS
Net assets received in conjunction with fund merger (Note 1)	15,513,703	—
Proceeds from shares sold	976,998	585,424
Net asset value of shares issued in reinvestment of distributions to shareholders	1,798,593	3,513,477
Payments for shares redeemed	(6,014,160)	(4,488,942)
Net increase (decrease) in net assets from capital share transactions	12,275,134	(390,041)

TOTAL INCREASE (DECREASE) IN NET ASSETS	8,085,801	(1,149,652)

NET ASSETS
Beginning of year	29,595,936	30,745,588
End of year	$37,681,737	$29,595,936

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$9,712	$(1,873)

CAPITAL SHARE ACTIVITY
Shares received in connection with fund merger (Note 1)	738,504	—
Shares sold	50,176	26,969
Shares reinvested	87,142	164,154
Shares redeemed	(301,261)	(208,164)
Net increase (decrease) in shares outstanding	574,561	(17,041)
Shares outstanding, beginning of year	1,351,050	1,368,091
Shares outstanding, end of year	1,925,611	1,351,050

See accompanying notes to financial statements.

16

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
FROM OPERATIONS
Net investment income	$547,481	$628,532
Net realized gains (losses) on security transactions	(358)	9,689
Capital gain distributions from regulated investment companies	1,310	—
Net change in unrealized appreciation (depreciation) on investments	65,449	32,334
Net increase in net assets from operations	613,882	670,555

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(547,481)	(628,553)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	956,558	2,186,736
Net asset value of shares issued in reinvestment of distributions to shareholders	490,264	550,371
Payments for shares redeemed	(2,561,366)	(2,368,257)
Net increase (decrease) in net assets from capital share transactions	(1,114,544)	368,850

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,048,143)	410,852

NET ASSETS
Beginning of year	26,694,874	26,284,022
End of year	$25,646,731	$26,694,874

ACCUMULATED NET INVESTMENT INCOME	$—	$—

CAPITAL SHARE ACTIVITY
Shares sold	93,889	214,675
Shares reinvested	48,415	53,901
Shares redeemed	(252,646)	(232,059)
Net increase (decrease) in shares outstanding	(110,342)	36,517
Shares outstanding, beginning of year	2,622,891	2,586,374
Shares outstanding, end of year	2,512,549	2,622,891

See accompanying notes to financial statements.

17

THE JAMESTOWN EQUITY FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2016	2015	2014	2013	2012
Net asset value at beginning of year	$21.91	$22.47	$19.60	$17.73	$16.54

Income (loss) from investment operations:
Net investment income	0.16	0.16	0.15	0.15	0.09
Net realized and unrealized gains (losses) on investments	(1.18)	1.96	4.30	1.93	1.21
Total from investment operations	(1.02)	2.12	4.45	2.08	1.30

Less distributions:
Dividends from net investment income	(0.16)	(0.16)	(0.15)	(0.15)	(0.11)
Distributions from net realized gains	(1.16)	(2.52)	(1.43)	(0.06)	—
Total distributions	(1.32)	(2.68)	(1.58)	(0.21)	(0.11)

Net asset value at end of year	$19.57	$21.91	$22.47	$19.60	$17.73

Total return (a)	(4.96%)	10.14%	23.55%	11.84%	7.89%

Net assets at end of year (000’s)	$37,682	$29,596	$30,746	$28,316	$27,703

Ratio of total expenses to average net assets	1.03%	1.09%	1.07%	1.11%	1.11%

Ratio of net expenses to average net assets (b)	1.00%	1.05%	1.03%	1.06%	1.06%

Ratio of net investment income to average net assets (b)	0.82%	0.71%	0.72%	0.81%	0.56%

Portfolio turnover rate	50%	29%	21%	28%	28%

(a)

Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or realized capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 5).

See accompanying notes to financial statements.

18

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2016	2015	2014	2013	2012
Net asset value at beginning of year	$10.18	$10.16	$10.47	$10.57	$10.25

Income (loss) from investment operations:
Net investment income	0.21	0.24	0.26	0.26	0.29
Net realized and unrealized gains (losses) on investments	0.03	0.02	(0.30)	(0.06)	0.32
Total from investment operations	0.24	0.26	(0.04)	0.20	0.61

Less distributions:
Dividends from net investment income	(0.21)	(0.24)	(0.26)	(0.27)	(0.29)
Distributions from net realized gains	—	—	(0.01)	(0.03)	(0.00	)(a)
Total distributions	(0.21)	(0.24)	(0.27)	(0.30)	(0.29)

Net asset value at end of year	$10.21	$10.18	$10.16	$10.47	$10.57

Total return (b)	2.40%	2.61%	(0.37%)	1.88%	6.03%

Net assets at end of year (000’s)	$25,647	$26,695	$26,284	$27,782	$30,063

Ratio of total expenses to average net assets	0.90%	0.88%	0.88%	0.76%	0.77%

Ratio of net expenses to average net assets (c)	0.69%	0.69%	0.69%	0.69%	0.69%

Ratio of net investment income to average net assets (c)	2.08%	2.38%	2.59%	2.50%	2.75%

Portfolio turnover rate	11%	16%	1%	15%	2%

(a)	Amount rounds to less than a $0.01 per share.

(b)

Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or realized capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratios were determined after voluntary advisory fee waivers by the Adviser (Note 4).

See accompanying notes to financial statements.

19

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 2016

1. Organization

The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund (individually, a “Fund,” and, collectively, the “Funds”) are each a no-load series of Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Jamestown Equity Fund is a diversified fund and The Jamestown Tax Exempt Virginia Fund is a non-diversified fund. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not included in this report.

The Jamestown Equity Fund’s investment objective is long-term growth of capital.

The Jamestown Tax Exempt Virginia Fund’s investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of a shareholder’s investment.

On July 29, 2015, The Jamestown Equity Fund consummated a tax-free merger with The Jamestown Balanced Fund, previously a series of the Trust, as approved by the Board of Trustees on May 19, 2015. Pursuant to the terms of the agreement governing the merger, each share of The Jamestown Balanced Fund was converted into an equivalent dollar amount of shares of The Jamestown Equity Fund, based on the net asset value of The Jamestown Equity Fund and The Jamestown Balanced Fund as of July 28, 2015 ($21.01 and $14.07, respectively), resulting in a conversion ratio of 0.669654 shares of The Jamestown Equity Fund for each share of The Jamestown Balanced Fund. The Jamestown Equity Fund issued 738,504 shares to shareholders of The Jamestown Balanced Fund. The basis of the assets transferred from The Jamestown Balanced Fund reflected the historical basis of the assets as of the date of the tax-free merger. Net assets of The Jamestown Equity Fund and The Jamestown Balanced Fund as of the merger date were $28,889,235 and $15,513,703, respectively, including unrealized appreciation on investments of $11,999,716 and $3,528,216, respectively. The Jamestown Balanced Fund’s net assets at the time of the merger included accumulated realized capital losses of $25,176. Total net assets of The Jamestown Equity Fund immediately after the merger were $44,402,938.

Assuming the acquistion had been completed on April 1, 2015, the beginning of the annual reporting period of The Jamestown Equity Fund, The Jamestown Equity Fund's pro forma results of operation for the year ended March 31, 2016, are as follows:

Net Investment Income	Net Realized Losses and Net Change in Unrealized Depreciation on Investments	Net Decrease in Net Assets Resulting from Operations
$342,730	$(2,602,705)	$(2,259,975)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of The Jamestown Balanced Fund that has been included in The Jamestown Equity Fund's Statement of Operations since July 29, 2015.

20

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies

As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, each Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Funds’ significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange, including common stocks, are generally valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise, at the last quoted bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Investments representing shares of other investment companies, including closed-end funds and money market funds, are valued at their net asset value as reported by such companies.

Fixed income securities, including municipal bonds, are typically valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities.

When market quotations are not readily available, if a pricing service cannot provide a price or the investment adviser believes the price received from the pricing service is not indicative of market value, securities will be valued in good faith at fair value using methods consistent with procedures adopted by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

21

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Fixed income securities, including municipal bonds, are classified as Level 2 since the values for such securities are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments as of March 31, 2016, by security type:

The Jamestown Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$34,034,724	$—	$—	$34,034,724
Exchange-Traded Funds	965,510	—	—	965,510
Total	$35,000,234	$—	$—	$35,000,234

The Jamestown Tax Exempt Virginia Fund	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$24,142,331	$—	$24,142,331
Exchange-Traded Funds	122,050	—	—	122,050
Money Market Funds	1,153,500	—	—	1,153,500
Total	$1,275,550	$24,142,331	—	$25,417,881

Refer to The Jamestown Equity Fund’s Schedule of Investments for a listing of the common stocks by sector type. As of March 31, 2016, the Funds did not have any transfers into and out of any Level. There were no Level 3 securities or derivative instruments held by the Funds as of March 31, 2016. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation — The net asset value per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income — Interest income is accrued as earned. Dividend income and capital gain distributions are recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method. Withholding taxes on foreign dividends in The Jamestown Equity Fund have been recorded in accordance with the Fund's understanding of the appropriate country's rules and tax rates.

Distributions to shareholders — Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of The Jamestown Equity Fund. Dividends arising from net investment income are declared daily and paid monthly to shareholders of The Jamestown Tax Exempt Virginia Fund. Net realized short-term capital gains, if any, may be

22

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are permanent in nature and are primarily due to differing treatments of net short-term capital gains. Dividends and distributions are recorded on the ex-dividend date.

The tax character of distributions paid during the years ended March 31, 2016 and March 31, 2015, was as follows:

	Years Ended	Ordinary Income	Long-Term Capital Gains	Exempt- Interest Dividends	Total Distributions
The Jamestown Equity Fund	3/31/16	$ 281,968	$ 1,610,525	$ —	$ 1,892,493
	3/31/15	$ 317,270	$ 3,373,549	$ —	$ 3,690,819
The Jamestown Tax Exempt Virginia Fund	3/31/16	$ —	$ —	$ 547,481	$ 547,481
	3/31/15	$ —	$ —	$ 628,553	$ 628,553

Security transactions — Security transactions are accounted for on trade date for financial reporting purposes. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses — Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

23

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The tax character of distributable earnings at March 31, 2016 was as follows:

	The Jamestown Equity Fund	The Jamestown Tax Exempt Virginia Fund
Cost of portfolio investments	$23,448,557	$24,288,044
Gross unrealized appreciation	$11,985,262	$1,129,837
Gross unrealized depreciation	(433,585)	—
Net unrealized appreciation on investments	11,551,677	1,129,837
Undistributed ordinary income	13,955	—
Undistributed tax exempt income	—	4,566
Undistributed long-term capital gains	114,384	—
Accumulated capital and other losses	—	(9,895)
Distributions payable	(4,243)	(4,566)
Total distributable earnings	$11,675,773	$1,119,942

The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Jamestown Equity Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

During the year ended March 31, 2016, The Jamestown Equity Fund realized $1,079,680 of net capital gains resulting from in-kind redemptions (redemptions in which shareholders who redeemed Fund shares received securities held by the Fund rather than cash). The Fund recognizes a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities. Such gains are not taxable to the Fund and are not required to be distributed to shareholders. The Fund has reclassified this amount against paid-in capital on the Statements of Assets and Liabilities.

During the year ended March 31, 2016, The Jamestown Equity Fund reclassified $25,176 of accumulated realized capital losses, resulting from the merger with The Jamestown Balanced Fund (Note 1), against paid-in capital on the Statements of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statements and income tax reporting requirements, had no effect on the Fund’s net assets or net asset value per share.

During the year ended March 31, 2016, The Jamestown Tax Exempt Virginia Fund utilized long-term capital loss carryforwards in the amount of $952 to offset current year gains. As of March 31, 2016, The Jamestown Tax Exempt Virginia Fund had a long-term capital loss carryforward of $9,895 for federal income tax purposes. This capital loss carryforward, which does not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

24

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (tax years ended March 31, 2013 through March 31, 2016) of each Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

Investment transactions, other than short-term investments, U.S. government securities and those related to the Fund merger disclosed in Note 1, were as follows for the year ended March 31, 2016:

	The Jamestown Equity Fund	The Jamestown Tax Exempt Virginia Fund
Purchase of investment securities	$17,209,628	$2,834,008
Proceeds from sales and maturities of investment securities	$19,241,842	$4,125,000

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENTS

Each Fund’s investments are managed by Lowe, Brockenbrough & Company, Inc. (the “Adviser”) under the terms of an Investment Advisory Agreement. The Jamestown Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of .65% of its average daily net assets up to $500 million and .55% of such assets in excess of $500 million. The Jamestown Tax Exempt Virginia Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of .40% of its average daily net assets up to $250 million, .35% of the next $250 million of such assets and .30% of such assets in excess of $500 million. Certain officers of the Trust are also officers of the Adviser.

During the year ended March 31, 2016, the Adviser voluntarily limited the total annual operating expenses of The Jamestown Tax Exempt Virginia Fund to .69% of its average daily net assets; accordingly, the Adviser voluntarily waived $54,527 of its investment advisory fees during the year ended March 31, 2016. This amount is not subject to recapture in future periods.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides fund administration, fund accounting, compliance and transfer agent services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of the Funds and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

25

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

COMPENSATION OF TRUSTEES

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $12,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees (except that such fee is $2,500 for the independent chairman); and $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings. Each Fund in the Trust pays its proportionate share of such fees. Effective April 1, 2016, the annual retainer will increase to $15,000, payable quarterly.

5. Brokerage Arrangement

In order to reduce the total operating expenses of The Jamestown Equity Fund, a portion of the Fund’s operating expenses have been paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned. Expenses reimbursed through the brokerage arrangement totaled $12,000 for The Jamestown Equity Fund for the year ended March 31, 2016.

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

7. Concentration of Credit Risk

The Jamestown Tax Exempt Virginia Fund invests primarily in debt instruments of municipal issuers in the Commonwealth of Virginia. The issuers’ abilities to meet their obligations may be affected by economic developments in the Commonwealth or its region, as well as disruptions in the credit markets and the economy, generally.

8. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

26

THE JAMESTOWN FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of The Jamestown Funds and
Board of Trustees of Williamsburg Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund (“The Jamestown Funds” or “Funds”), each a series of Williamsburg Investment Trust, as of March 31, 2016, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Funds’ financial statements and financial highlights for the years ended prior to March 31, 2016 were audited by other auditors, whose report dated May 22, 2015, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2016, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
May 26, 2016

27

THE JAMESTOWN FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

	Trustees and Officers	Address	Year of Birth	Position Held with the Trust	Length of Time Served
	Robert S. Harris, Ph.D.	100 Darden Boulevard Charlottesville, VA	1949	Chairman and Trustee	Since January 2007
*	John P. Ackerly, IV	One James Center 901 E. Cary Street Richmond, VA	1963	Trustee and President of Davenport Funds	Since November 1997
*	John T. Bruce	800 Main Street Lynchburg, VA	1953	Trustee and President of FBP Funds	Since September 1988
	George K. Jennison	5101 Stratford Crescent Richmond, VA	1957	Trustee	Since January 2015
	Harris V. Morrissette	100 Jacintoport Boulevard Saraland, AL	1959	Trustee	Since March 1993
	Elizabeth W. Robertson	305 Marston Lane Richmond, VA	1953	Trustee	Since February 2014
	Austin Brockenbrough, III	1802 Bayberry Court, Suite 400 Richmond, VA	1937	Vice President, The Jamestown Funds	Since September 1988
	Charles M. Caravati, III	1802 Bayberry Court, Suite 400 Richmond, VA	1965	President, The Jamestown Equity Fund	Since January 1996
	Joseph A. Jennings, III	1802 Bayberry Court, Suite 400 Richmond, VA	1962	President, The Jamestown Tax Exempt Virginia Fund	Since July 2005
	Lawrence B. Whitlock, Jr.	1802 Bayberry Court, Suite 400 Richmond, VA	1948	Vice President, The Jamestown Equity Fund	Since February 2002
	Robert G. Dorsey	225 Pictoria Drive, Suite 450 Cincinnati, OH	1957	Vice President	Since November 2000
	Mark J. Seger	225 Pictoria Drive, Suite 450 Cincinnati, OH	1962	Treasurer	Since November 2000
	Tina H. Bloom	225 Pictoria Drive, Suite 450 Cincinnati, OH	1968	Chief Compliance Officer and Secretary	Since August 2006

*

Messrs. Ackerly and Bruce, as affiliated persons of investment advisers to the Trust, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

28

THE JAMESTOWN FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Each Trustee oversees twelve portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Robert S. Harris, Ph.D. is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

John P. Ackerly, IV is Senior Vice President and Portfolio Manager of Davenport & Company LLC.

John T. Bruce is President, Director and member of the Executive Committee of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

George K. Jennison is President of Oyster Consulting, LLC (a financial consulting firm). He previously was a financial adviser with Wells Fargo Advisors, LLC.

Harris V. Morrissette is President of China Doll Rice and Beans, Inc. and Dixie Lily Foods. He is also a Director of International Shipholding Corporation (cargo transportation); and Director of Trustmark National Bank (bank holding company). Previously, he was Chairman of Azalea Aviation, Inc. (airplane fueling) until January 2012.

Elizabeth W. Robertson is Chief Financial Officer for Monument Restaurants LLC (restaurant franchises) and a Director of Towne Bank.

Austin Brockenbrough III is President and Managing Director of the Adviser. He is a Director of Tredegar Corporation (a plastics manufacturer) and Wilkinson O’Grady & Co., Inc. (a global asset manager).

Charles M. Caravati, III is a Managing Director of the Adviser.

Joseph A. Jennings, III is a Managing Director of the Adviser.

Lawrence B. Whitlock, Jr. is a Managing Director of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Tina H. Bloom is Director of Fund Administration of Ultimus Fund Solutions, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-800-281-3217.

29

THE JAMESTOWN FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2015 through March 31, 2016).

The table below illustrates each Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund's ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

30

THE JAMESTOWN FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Net Expense Ratio(a)	Expenses Paid During Period(b)
The Jamestown Equity Fund
Based on Actual Fund Return	$1,000.00	$1,051.10	0.98%	$5.03
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.10	0.98%	$4.95
The Jamestown Tax Exempt Virginia Fund
Based on Actual Fund Return	$1,000.00	$1,018.90	0.69%	$3.48
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.55	0.69%	$3.49

(a)	Annualized, based on the Fund’s most recent one-half year expenses.
(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

CHANGE IN INDEPENDENT AUDITOR

On February 23, 2016, Cohen Fund Audit Services, Ltd. (“Cohen”) was selected as the Funds’ new independent auditor, replacing Ernst & Young LLP (“EY”) as independent auditor of the Funds. The Funds’ selection of Cohen as independent auditor was recommended and approved by the Trust’s Audit Committee and was ratified by the Trust’s Board of Trustees.

EY’s reports on the Funds’ financial statements for the prior two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal years, and through the date of EY’s replacement, there were no disagreements between the Trust and EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of EY, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years. Prior to February 23, 2016, Cohen was not contacted during the prior two fiscal years regarding the application of accounting principles to any particular financial matter.

31

THE JAMESTOWN FUNDS
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings of the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-866-738-1126. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the year ended March 31, 2016. Certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%. The Jamestown Equity Fund intends to designate up to a maximum amount of $281,968 as taxed at a maximum rate of 23.8%. For the fiscal year ended March 31, 2016, 100% of the dividends paid from ordinary income by The Jamestown Equity Fund qualified for the dividends received deduction for corporations. During the year ended March 31, 2016, The Jamestown Equity Fund paid long-term capital gain distributions of $1,610,525.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2016 Form 1099-DIV.

32

THE JAMESTOWN FUNDS
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At an in-person meeting held on February 23, 2016, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreements with the Adviser on behalf of The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund. Below is a discussion of the factors considered by the Board of Trustees along with its conclusions with respect thereto that formed the basis for the Board’s approvals.

In selecting the Adviser and approving the continuance of the Investment Advisory Agreements, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser.

The Trustees’ evaluation of the quality of the Adviser’s services took into account their knowledge and experience gained through meetings with and reports of the Adviser’s senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund’s performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives and to the Adviser’s comparably managed private accounts. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, were considered in light of the Funds’ compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds’ independent public accounting firm in periodic meetings with the Trust’s Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives as well as the private accounts managed by the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser’s profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called “fallout” benefits to the Adviser. In evaluating the Funds’ advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

33

THE JAMESTOWN FUNDS
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

Based upon their review of this information, the Independent Trustees concluded that: (i) upon consideration of the one-year and longer-term performance of each Fund, the effectiveness of the Adviser in achieving each Fund’s investment objective, as well as the collection of services provided to shareholders, the Adviser has provided satisfactory services to the Funds; (ii) the investment advisory fees and total operating expense ratio of The Jamestown Equity Fund are competitive with comparably managed funds and the investment advisory fees and total operating expense ratio (net of fee waivers) of the Jamestown Tax-Exempt Virginia Fund is lower than the average advisory fee and expense ratio for comparably managed funds, according to statistics derived from Morningstar, Inc.; (iii) the Adviser’s commitment to limit overall operating expenses of The Jamestown Tax-Exempt Virginia Fund by voluntarily waiving a portion of its investment advisory fees has enabled the Fund to increase returns for its shareholders and to maintain an overall expense ratio that is lower than the average for similarly managed funds, despite the small size of the Fund; and (iv) the Adviser’s profitability with respect to The Jamestown Funds is reasonable. Given the current size of each Fund and its expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the “fallout” benefits to the Adviser with respect to the Funds, but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreements. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue its Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

34

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THE JAMESTOWN FUNDS

www.jamestownfunds.com

Investment Adviser

Lowe, Brockenbrough & Company, Inc.

1802 Bayberry Court

Suite 400

Richmond, Virginia 23226

Administrator

Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

(Toll-Free) 1-866-738-1126

Independent Registered
Public Accounting Firm

Cohen Fund Audit Services, Ltd.

1350 Euclid Avenue

Suite 800

Cleveland, Ohio 44115

Legal Counsel

Sullivan & Worcester LLP

One Post Office Square

Boston, Massachusetts 02109

Board of Trustees

John P. Ackerly, IV

John T. Bruce

George K. Jennison

Robert S. Harris, Ph.D.

Harris V. Morrissette

Elizabeth W. Robertson

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has two audit committee financial experts serving on its audit committee. The name of the audit committee financial experts are Dr. Robert S. Harris and Elizabeth W. Robertson. Dr. Harris and Ms. Robertson are “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $151,500 and $181,440 with respect to the registrant’s fiscal years ended March 31, 2016 and 2015, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $36,000 and $17,925 with respect to the registrant’s fiscal years ended March 31, 2016 and 2015, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. Pursuant to the pre-approval policies and procedures, the audit committee has pre-approved certain audit, audit-related and tax services and has established, with respect to each fiscal year of the registrant, the following maximum fee levels for services covered under the pre-approval policies and procedures:

•	Services, relating to a new series or class of a series, associated with SEC registration statements, periodic reports and other documents filed by the registrant with the SEC or other documents issued by the registrant in connection with securities offerings and assistance in responding to SEC comment letters—$5,000

•	Consultations with management of the registrant, not in connection with an audit, as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB or other regulatory or standard setting bodies—$5,000

•	All tax services provided to the registrant in the aggregate—$5,000

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	With respect to the fiscal years ended March 31, 2016 and 2015, aggregate non-audit fees of $36,000 and $17,925, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Nominating Committee shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officers and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Williamsburg Investment Trust

By (Signature and Title)*		/s/ Tina H. Bloom
Tina H. Bloom, Secretary and Chief Compliance Officer

Date	June 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ John T. Bruce
John T. Bruce, President
(FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund)

Date	June 7, 2016

By (Signature and Title)*		/s/ Thomas W. Leavell
Thomas W. Leavell, President
(The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund)

Date	June 7, 2016

By (Signature and Title)*		/s/ Charles M. Caravati III
Charles M. Caravati III, President
(The Jamestown Equity Fund)

Date	June 7, 2016

By (Signature and Title)*		/s/ Joseph A. Jennings III
Joseph A. Jennings III, President
(The Jamestown Tax Exempt Virginia Fund)

Date	June 7, 2016

By (Signature and Title)*		/s/ John P. Ackerly IV
John P. Ackerly IV, President
(The Davenport Core Fund, Davenport Value & Income Fund, Davenport Equity Opportunities Fund, Davenport Small Cap Focus Fund and the Davenport Balanced Income Fund)

Date	June 7, 2016

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer and Principal Financial Officer

Date	June 7, 2016

*	Print the name and title of each signing officer under his or her signature.